UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22774

Name of Fund:	BlackRock Multi-Sector Income Trust (BIT)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Multi-Sector Income Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2020

Date of reporting period: 10/31/2020

Item 1 – Report to Stockholders

OCTOBER 31, 2020

2020 Annual Report

BlackRock Multi-Sector Income Trust (BIT)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information  (unaudited)

Section 19(a) Notices

BlackRock Multi-Sector Income Trust’s (BIT) (the “Trust”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

October 31, 2020

	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
Trust Name	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital(a)	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BIT	$1.042089	$—	$—	$0.442311	$1.484400	70%	—%	—%	30%	100%

(a)

The Trust estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Trust’s net asset value per share.

Section 19(a) notices for the Trust, as applicable, are available on the BlackRock website at blackrock.com.

Section 19(b) Disclosure

On September 5, 2019, the Trust, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Trust’s Board of Trustees (the “Board”), has adopted a managed distribution plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, starting in October 2019, the Trust will distribute the following fixed amounts per share on a monthly basis:

Trust Name	Amount Per Common Share
BIT	$0.1237

The fixed amounts distributed per share are subject to change at the discretion of the Trust’s Board. Under its Plan, the Trust will distribute all available investment income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, the Trust will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, the Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders should not draw any conclusions about the Trust’s investment performance from the amount of these distributions or from the terms of the Plan. The Trust’s total return performance is presented in its financial highlights table.

The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trust is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

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The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. Prior to the outbreak of the virus, U.S. equities and bonds both delivered solid returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs in early September 2020 before retreating amid concerns about a second wave of infections. In the United States, large-capitalization stocks advanced, outperforming small-capitalization stocks, which declined marginally during the reporting period. International equities from developed economies declined, significantly lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed took an accommodative monetary stance in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring emerging market stocks and tilting toward the quality factor for its resilience.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	13.29%	9.71%
U.S. small cap equities (Russell 2000® Index)	18.13	(0.14)
International equities (MSCI Europe, Australasia, Far East Index)	8.57	(6.86)
Emerging market equities (MSCI Emerging Markets Index)	20.96	8.25
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.92
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.63)	8.92
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.27	6.19
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.87	3.55
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	10.73	3.42
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T	3

4

The Benefits and Risks of Leveraging	BlackRock Multi-Sector Income Trust

The Trust may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume the Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s financing cost of leverage is significantly lower than the income earned on the Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAV positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Trust’s shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trust’s investment adviser will be higher than if the Trust did not use leverage.

The Trust may utilize leverage through reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trust is permitted to issue debt up to 33 1/3% of its total managed assets. The Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

If the Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Trust’s obligations under a reverse repurchase agreement (including accrued interest) then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trust may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trust’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trust’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Trust Summary as of October 31, 2020	BlackRock Multi-Sector Income Trust (BIT)

Investment Objective

BlackRock Multi-Sector Income Trust’s (BIT) (the “Trust”) primary investment objective is to seek high current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in loan and debt instruments and other investments with similar economic characteristics. The Trust may invest directly in such securities or synthetically through the use of derivatives. Additionally, as part of the Trust’s investments in loans, the Trust may make loans directly to borrowers either as a sole lender or by acting as a member of a syndicate of original lenders.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BIT
Initial Offering Date	February 27, 2013
Current Distribution Rate on Closing Market Price as of October 31, 2020 ($15.65)(a)	9.48%
Current Monthly Distribution per Common Share(b)	$0.1237
Current Annualized Distribution per Common Share(b)	$1.4844
Leverage as of October 31, 2020(c)	35%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging.

Market Price and Net Asset Value Per Share Summary

	10/31/20	10/31/19		Change	High	Low
Market Price	$15.65	$17.15		(8.75)%	$17.29	$8.44
Net Asset Value	17.66	17.28	(a)	2.20	17.98	11.71

(a)

For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2019.

Market Price and Net Asset Value History for the Past Five Years

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Trust Summary as of October 31, 2020 (continued)	BlackRock Multi-Sector Income Trust (BIT)

Performance and Portfolio Management Commentary

Returns for the period ended October 31, 2020 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Trust at NAV(a)(b)(c)	12.68%	4.83%	8.41%
Trust at Market Price(a)(b)	0.61	3.35	8.93
Lipper General Bond Funds at NAV(d)	0.71	3.82	6.30
Lipper General Bond Funds at Market Price(d)	(2.97)	3.78	7.79

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

Includes payments received from an affiliate and unaffiliated third parties, which impacted the Trust’s total returns. Excluding the payments, the Trust at NAV’s 1 Year, 3 Years and 5 Years average annual total returns would have been 1.38%, 1.18% and 6.08%, respectively.

(d)

Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper. Historical performance shown is calculated based on the composition of the Lipper General Bond Fund category at the time of preparation of this report to shareholders.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The primary contributors to the Trust’s absolute performance over the reporting period included allocations to credit-oriented sectors including high yield credit, non-agency adjustable rate mortgages and collateralized mortgage obligations, corporate bonds, 30-year fixed-rate pass-through mortgage-backed securities (“MBS”), non-U.S. sovereigns, and emerging market debt. In addition, a payment from an affiliate and payments from unaffiliated third parties in connection with defaulted term loan investments in Aviron Capital, LLC and Aviron Pictures LLC contributed to performance.

Positioning in U.S. Treasuries weighed on the Trust’s return, along with exposures to commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) within securitized assets. The Trust’s holdings of municipal bonds detracted as well.

During the period, the Trust held derivatives including U.S. futures and interest rate swaps, primarily as hedging vehicles. The use of derivatives had a negative impact on performance over the period.

Describe recent portfolio activity.

The Trust’s spread sector exposure was held relatively constant over the period, with the Trust increasing exposure to high yield and investment grade corporate bonds, as well as emerging market debt, while trimming exposure to U.S. Treasuries. The Trust’s duration exposure (sensitivity to interest rates) was trimmed over the period from 3.18 years to 0.35 years.

Describe portfolio positioning at period end.

At period end, the Trust maintained diversified exposure within non-government spread sectors, including high yield corporate bonds, non-agency adjustable-rate MBS and collateralized mortgage obligations, investment grade corporate bonds, emerging market debt, ABS and CMBS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	7

Trust Summary as of October 31, 2020 (continued)	BlackRock Multi-Sector Income Trust (BIT)

Overview of the Trust’s Total Investments

PORTFOLIO ALLOCATION

Asset Type	10/31/20	10/31/19
Corporate Bonds	53%	49%
Asset-Backed Securities	12	13
Preferred Securities	9	11
U.S. Government Sponsored Agency Securities	9	9
Non-Agency Mortgage-Backed Securities	8	9
Floating Rate Loan Interests	4	3
Foreign Agency Obligations	3	3
Short-Term Securities	2	1
U.S. Treasury Obligations	—	2
Other(a)	—	—

CREDIT QUALITY ALLOCATION

Credit Rating(b)(c)	10/31/20	10/31/19
AAA/Aaa(d)	4%	12%
AA/Aa	6	1
A	4	6
BBB/Baa	19	19
BB/Ba	25	23
B	20	18
CCC/Caa	7	7
CC	6	10
D	1	—
N/R	8	4

(a)	Represents less than 1% of the Trust’s total investments.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Excludes common stocks, warrants, short-term securities, options purchased and options written.
(d)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

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Schedule of Investments October 31, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
522 Funding Clo I Ltd., Series 2019-1A, Class E, (3 mo. LIBOR US + 7.34%), 7.58%, 01/15/33(a)(b)	USD	250	$241,327
Ajax Mortgage Loan Trust(b)
Series 2017-D, Class A, 3.75%, 12/25/57		2,528	2,548,662
Series 2017-D, Class B, 0.00%, 12/25/57(a)(c)		894	524,909
American Homes 4 Rent Trust, Series 2014-SFR2, Class E, 6.23%, 10/17/36(b)		2,000	2,248,725
AMMC CLO 19 Ltd., Series 2016-1A, Class E, (3 mo. LIBOR US + 7.00%), 7.24%, 10/15/28(a)(b)		1,000	937,878
Anchorage Capital CLO 5-R Ltd., Series 2014-5RA, Class E, (3 mo. LIBOR US + 5.40%), 5.64%, 01/15/30(a)(b)		860	736,191
Anchorage Capital CLO Ltd.(a)(b)
Series 2015-6A, Class DR, (3 mo. LIBOR US + 3.55%), 3.79%, 07/15/30		1,000	971,840
Series 2015-7A, Class D1R2, (3 mo. LIBOR US + 3.50%), 3.72%, 01/28/31		250	231,379
Series 2016-8A, Class DR, (3 mo. LIBOR US + 3.00%), 3.22%, 07/28/28		1,000	977,811
Ares LV CLO Ltd., Series 2020-55A, Class D, (3 mo. LIBOR US + 4.83%), 5.07%, 04/15/31(a)(b)		1,000	998,766
Ares XLI CLO Ltd., Series 2016-41A, Class D, (3 mo. LIBOR US + 4.20%), 4.44%, 01/15/29(a)(b)		900	850,636
Argent Securities Trust, Series 2006-W5, Class A1A, (1 mo. LIBOR US + 0.15%), 0.30%, 06/25/36(a)		5,260	3,814,162
Bain Capital Credit CLO Ltd., (3 mo. LIBOR US + 4.81%), 5.03%, 07/21/31(a)(b)(c)		250	247,200
Battalion CLO XI Ltd., Series 2017-11A, Class E, (3 mo. LIBOR US + 5.98%), 6.19%, 10/24/29(a)(b)		325	284,166
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE9, Class 2A, (1 mo. LIBOR US + 0.14%), 0.29%, 11/25/36(a)		2,121	2,033,521
Benefit Street Partners CLO VI Ltd.(a)(b)
Series 2015-VIA, Class BR, (3 mo. LIBOR US + 2.40%), 2.62%, 10/18/29		1,000	967,506
Series 2015-VIA, Class CR, (3 mo. LIBOR US + 3.45%), 3.67%, 10/18/29		1,000	909,327
Benefit Street Partners CLO X Ltd., Series 2016- 10A, Class CR, (3 mo. LIBOR US + 3.50%), 3.74%, 01/15/29(a)(b)		420	391,618
Benefit Street Partners CLO XVIII Ltd., Series 2019- 18A, Class E, (3 mo. LIBOR US + 6.90%), 7.14%, 10/15/32(a)(b)		500	455,299
Benefit Street Partners CLO XX Ltd., Series 2020- 20A, Class C, (3 mo. LIBOR US + 2.60%), 2.84%, 07/15/31(a)(b)		250	247,409
Brookside Mill CLO Ltd., Series 2013-1A, Class DR, (3 mo. LIBOR US + 2.65%), 2.87%, 01/17/28(a)(b)		250	233,703
Carrington Mortgage Loan Trust(a)
Series 2006-FRE2, Class A2, (1 mo. LIBOR US + 0.12%), 0.27%, 10/25/36		3,881	3,284,128
Series 2006-FRE2, Class A5, (1 mo. LIBOR US + 0.08%), 0.23%, 03/25/35		7,994	6,731,864
CarVal CLO III Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.44%), 6.66%, 07/20/32(a)(b)		500	463,541
C-BASS Trust, Series 2006-CB7, Class A4, (1 mo. LIBOR US + 0.16%), 0.31%, 10/25/36(a)		6,065	5,011,067
CIFC Funding Ltd., Series 2020-1A, Class D, (3 mo. LIBOR US + 4.00%), 4.24%, 07/15/32(a)(b)		500	495,868

Security		Par (000)	Value

Asset-Backed Securities (continued)
Citigroup Mortgage Loan Trust, Series 2006-FX1, Class A7, 5.78%, 10/25/36	USD	446	$369,555
Clear Creek CLO, Series 2015-1A, Class DR, 3.17%, 10/20/30(a)(b)		250	229,306
Countrywide Asset-Backed Certificates, Series 2006- 26, Class 1A, (1 mo. LIBOR US + 0.14%), 0.29%, 06/25/37(a)		767	703,302
Dryden 75 CLO Ltd., Series 2019-75A, Class CR, (3 mo. LIBOR US + 2.40%), 2.64%, 07/15/30(a)(b)		500	495,881
Elmwood CLO III Ltd., Series 2019-3A, Class E, (3 mo. LIBOR US + 7.00%), 7.24%, 10/15/32(a)(b)		950	923,985
Fremont Home Loan Trust(a)
Series 2006-A, Class 2A3, (1 mo. LIBOR US + 0.16%), 0.31%, 05/25/36		21,583	15,671,314
Series 2006-D, Class 2A3, (1 mo. LIBOR US + 0.15%), 0.30%, 11/25/36		19,438	9,625,152
Galaxy CLO Ltd., Series 2015-21A, Class ER, (3 mo. LIBOR US + 5.25%), 5.47%, 04/20/31(a)(b)		500	393,220
Galaxy XXIX CLO Ltd., Series 2018-29A, Class D, (3 mo. LIBOR US + 2.40%), 2.68%, 11/15/26(a)(b)		530	514,221
Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-E, Class 2A3, (1 mo. LIBOR US + 0.17%), 0.32%, 04/25/37(a)		9,700	7,578,674
HPS Loan Management Ltd.(a)(b)
Series 10A-16, Class C, (3 mo. LIBOR US + 3.65%), 3.87%, 01/20/28		2,500	2,415,577
Series 8A-2016, Class ER, (3 mo. LIBOR US + 5.50%), 5.72%, 07/20/30		1,000	813,567
Invitation Homes Trust, Series 2018-SFR2, Class E, (1 mo. LIBOR US + 2.00%), 2.15%, 06/17/37(a)(b)		3,000	2,986,846
Kayne CLO 6 Ltd., Series 2019-6A, Class E, (3 mo. LIBOR US + 7.53%), 7.75%, 01/20/33(a)(b)		500	450,171
Long Beach Mortgage Loan Trust(a)
Series 2006-10, Class 2A3, (1 mo. LIBOR US + 0.16%), 0.31%, 11/25/36		10,732	5,109,939
Series 2006-7, Class 2A3, (1 mo. LIBOR US + 0.16%), 0.31%, 08/25/36		6,106	3,290,899
Madison Park Funding X Ltd.(a)(b)
Series 2012-10A, Class DR2, (3 mo. LIBOR US + 3.25%), 3.47%, 01/20/29		750	718,508
Series 2012-10A, Class ER2, (3 mo. LIBOR US + 6.40%), 6.62%, 01/20/29		1,500	1,298,171
Madison Park Funding XVI Ltd., Series 2015-16A, Class C, (3 mo. LIBOR US + 3.70%), 3.92%, 04/20/26(a)(b)		1,000	988,079
Mastr Asset-Backed Securities Trust, Series 2006- HE2, Class A3, (1 mo. LIBOR US + 0.15%), 0.30%, 06/25/36(a)		8,876	4,979,222
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class ER, (3 mo. LIBOR US + 5.00%), 5.24%, 01/15/28(a)(b)		710	649,833
Neuberger Berman Loan Advisers CLO 37 Ltd., Series 2020-37A, Class C, (3 mo. LIBOR US + 2.50%), 2.72%, 07/20/31(a)(b)		400	396,646
Oaktree CLO Ltd., Series 2015-1A, Class DR, (3 mo. LIBOR US + 5.20%), 5.42%, 10/20/27(a)(b)		1,000	819,562
Octagon Investment Partners LLC, Series 2017-1A, Class E, (3 mo. LIBOR US + 6.30%), 6.52%, 07/20/30(a)(b)		500	453,029

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) October 31, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Asset-Backed Securities (continued)
Octagon Investment Partners XXII Ltd., Series 2014- 1A, Class DRR, (3 mo. LIBOR US + 2.75%), 2.97%, 01/22/30(a)(b)	USD	500		$462,210
OHA Credit Partners VII Ltd., Series 2012-7A, Class DR, (3 mo. LIBOR US + 4.20%), 4.45%, 11/20/27(a)(b)		590		586,115
OHA Credit Partners XIII Ltd., Series 2016-13A, Class E, (3 mo. LIBOR US + 7.15%), 7.36%, 01/21/30(a)(b)		405		378,890
OZLM XIV Ltd., Series 2015-14A, Class CR, (3 mo. LIBOR US + 3.00%), 3.24%, 01/15/29(a)(b)		1,000		949,263
OZLM XXI Ltd., Series 2017-21A, Class D, (3 mo. LIBOR US + 5.54%), 5.76%, 01/20/31(a)(b)		250		178,236
Palmer Square CLO Ltd., Series 2020-1A, Class C, (3 mo. LIBOR US + 3.00%), 3.22%, 04/20/29(a)(b)		250		243,517
Palmer Square Loan Funding Ltd.(a)(b) (3 mo. LIBOR US + 2.10%), 2.35%, 08/20/27		750		725,438
Series 2018-5A, Class D, (3 mo. LIBOR US + 4.25%), 4.47%, 01/20/27		500		434,835
Series 2019-2A, Class B, (3 mo. LIBOR US + 2.25%), 2.47%, 04/20/27		250		243,709
Park Avenue Institutional Advisers CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 6.22%), 6.48%, 11/14/29(a)(b)		1,750		1,601,050
Renaissance Home Equity Loan Trust, Series 2007-3, Class AF2, 7.00%, 09/25/37		3,972		2,264,464
Rockford Tower CLO Ltd., Series 2017-2A, Class DR, (3 mo. LIBOR US + 2.85%), 3.09%, 10/15/29(a)(b)		500		471,889
Saxon Asset Securities Trust, Series 2007-3, Class 2A3, (1 mo. LIBOR US + 0.40%), 0.55%, 09/25/47(a)		5,000		4,659,600
Scholar Funding Trust, Series 2013-A, Class R, 0.00%, (c)		—	(d)	1,401,119
TICP CLO VII Ltd., Series 2017-7A, Class ER, (3 mo. LIBOR US + 7.05%), 7.29%, 04/15/33(a)(b)		250		212,324
Treman Park CLO Ltd., Series 2015-1A, Class DRR, (3 mo. LIBOR US + 2.65%), 2.87%, 10/20/28(a)(b)		1,500		1,426,871
TRESTLES CLO Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 3.65%), 3.86%, 07/25/29(a)(b)		250		245,059
Unique Pub Finance Co. PLC, Series N, 6.46%, 03/30/32	GBP	100		126,380
WaMu Asset-Backed Certificates Trust, Series 2007- HE3, Class 2A3, (1 mo. LIBOR US + 0.24%), 0.39%, 05/25/37(a)	USD	7,635		6,527,327
Westcott Park CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.25%), 3.47%, 07/20/28(a)(b)		550		527,042
York CLO-2 Ltd., Series 2015-1A, Class ER, (3 mo. LIBOR US + 5.65%), 5.87%, 01/22/31(a)(b)		250		197,488

Total Asset-Backed Securities — 18.5% (Cost: $117,189,592)				122,575,988

		Shares

Common Stocks

Aerospace & Defense — 0.2%
Raytheon Technologies Corp.		25,650		1,393,308

Security		Shares	Value

Building Products — 0.2%
Carrier Global Corp.		25,650	$856,454

Consumer Finance — 0.0%
Arrow Global Group PLC(e)		4,873	7,916

Energy Equipment & Services — 0.0%
Pioneer Energy Services Corp.(c)(e)		908	35,260

Machinery — 0.1%
Otis Worldwide Corp.		12,825	785,916

Total Common Stocks — 0.5% (Cost: $2,993,399)			3,078,854

		Par (000)

Corporate Bonds

Aerospace & Defense — 2.6%
Amsted Industries, Inc., 5.63%, 07/01/27(b)	USD	185	194,250
Bombardier, Inc.(b)
8.75%, 12/01/21(f)		924	919,967
5.75%, 03/15/22		120	114,000
6.00%, 10/15/22		10	8,887
6.13%, 01/15/23		408	352,002
7.50%, 12/01/24		181	136,655
7.50%, 03/15/25(f)		44	32,010
7.88%, 04/15/27(f)		827	602,445
Embraer Netherlands Finance BV, 6.95%, 01/17/28(b)		269	268,854
F-Brasile SpA/F-Brasile US LLC, Series XR, 7.38%, 08/15/26(b)		464	402,520
Howmet Aerospace, Inc.
5.87%, 02/23/22(f)		1,065	1,123,309
5.13%, 10/01/24		2	2,105
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(b)(f)		448	467,040
Lockheed Martin Corp., 4.09%, 09/15/52(f)		451	578,628
Moog, Inc., 4.25%, 12/15/27(b)		172	176,515
Raytheon Technologies Corp., 3.75%, 11/01/46(f)		700	801,433
Rolls-Royce PLC
5.75%, 10/15/27(b)		729	738,112
1.63%, 05/09/28	EUR	100	98,180
Signature Aviation US Holdings, Inc.(b)
5.38%, 05/01/26	USD	322	325,220
4.00%, 03/01/28		303	293,019
Spirit AeroSystems, Inc., 5.50%, 01/15/25(b)		236	240,130
TransDigm, Inc.(b)
8.00%, 12/15/25		825	893,310
6.25%, 03/15/26(f)		6,999	7,296,387
Triumph Group, Inc., 8.88%, 06/01/24(b)		915	971,318

			17,036,296

Air Freight & Logistics — 0.0%
XPO Logistics, Inc., 6.75%, 08/15/24(b)		22	23,280

Airlines — 1.5%
Air Canada Pass-Through Trust, Series 2013-1, Class B, 5.38%, 11/15/22(b)		1,702	1,574,770
American Airlines Pass-Through Trust, 4.95%, 07/15/24(f)		1,118	968,594
Avianca Holdings SA, (3 mo. LIBOR US + 10.50%), 10.71%, 11/10/21(a)(b)		132	122,801

10	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Airlines (continued)
Continental Airlines Pass-Through Trust, Series 2007-1, Class B, 6.90%, 10/19/23	USD	53	$49,585
Delta Air Lines Pass-Through Trust, Series 2007-1, Class B, 8.02%, 02/10/24		873	825,483
Latam Finance Ltd., 6.88%, 04/11/24(b)(e)(g)		737	248,507
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(b)(f)		1,374	1,430,678
United Airlines Pass-Through Trust(f)
Series 2015-1, Class A, 3.70%, 12/01/22		3,570	3,364,345
Series 2016-1, Class A, 5.88%, 04/15/29		1,135	1,137,555

			9,722,318

Auto Components — 1.1%
Aptiv PLC(f)
4.25%, 01/15/26		400	458,764
4.40%, 10/01/46		280	274,011
Clarios Global LP/Clarios US Finance Co.
4.38%, 05/15/26	EUR	101	117,935
6.25%, 05/15/26(b)(f)	USD	1,381	1,446,653
8.50%, 05/15/27(b)(f)		2,163	2,256,333
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28(b)		337	344,582
Faurecia SE, 3.75%, 06/15/28	EUR	100	117,944
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
6.25%, 02/01/22(f)	USD	341	341,853
6.75%, 02/01/24(f)		240	244,872
4.75%, 09/15/24		143	145,503
6.38%, 12/15/25(f)		231	236,777
6.25%, 05/15/26		498	516,675
5.25%, 05/15/27		604	625,023
IHO Verwaltungs GmbH, (3.88% Cash or 4.63% PIK), 3.88%, 05/15/27(h)	EUR	100	116,032
ZF Finance GmbH
3.00%, 09/21/25		100	114,136
3.75%, 09/21/28		100	113,718

			7,470,811

Automobiles — 1.2%
Allison Transmission, Inc., 5.88%, 06/01/29(b)	USD	381	416,719
Asbury Automotive Group, Inc.(b)
4.50%, 03/01/28		168	170,940
4.75%, 03/01/30		164	169,330
FCE Bank PLC, 1.62%, 05/11/23	EUR	100	113,117
Fiat Chrysler Automobiles NV, 3.88%, 01/05/26		100	127,284
Ford Motor Credit Co. LLC
5.13%, 06/16/25	USD	597	622,247
4.39%, 01/08/26(f)		1,250	1,259,375
General Motors Co., 6.25%, 10/02/43(f)		2,194	2,698,729
General Motors Financial Co., Inc., 4.25%, 05/15/23(f)		326	346,950
Group 1 Automotive, Inc., 4.00%, 08/15/28(b)		210	210,262
Ken Garff Automotive LLC, 4.88%, 09/15/28(b)		156	154,569
Navistar International Corp., 6.63%, 11/01/25(b)(f)		382	394,969
Nissan Motor Co. Ltd., 4.81%, 09/17/30(b)		390	391,252
Penske Automotive Group, Inc.
3.50%, 09/01/25		316	316,790
5.50%, 05/15/26		32	33,020

Security		Par (000)	Value

Automobiles (continued)
Tesla, Inc., 5.30%, 08/15/25(b)	USD	429	$443,855
Wabash National Corp., 5.50%, 10/01/25(b)(f)		286	286,060

			8,155,468

Banks — 1.4%
Banca Monte dei Paschi di Siena SpA, 2.63%, 04/28/25	EUR	100	113,922
Banco Bilbao Vizcaya Argentaria SA, (5 year USD Swap + 3.87%), 6.13%(a)(f)(i)	USD	2,000	1,895,480
Bancolombia SA, (5 year CMT + 2.94%), 4.63%, 12/18/29(a)		500	484,531
Bangkok Bank PCL, (5 year CMT + 4.73%), 5.00%(a)(i)		205	204,744
Bank Leumi Le-Israel BM, (5 year CMT + 1.63%), 3.28%, 01/29/31(a)(b)		407	413,614
Bank of East Asia Ltd., (5 year CMT + 5.53%), 5.83%(a)(i)		250	257,500
Bank Tabungan Negara Persero Tbk PT, 4.20%, 01/23/25		200	200,125
Chong Hing Bank Ltd., (5 year CMT + 3.86%), 5.70%(a)(i)		250	247,499
CIT Group, Inc., 5.00%, 08/01/23(f)		847	912,643
Commerzbank AG(a)
(5 year EUR Swap + 4.35%), 4.00%, 12/05/30	EUR	100	118,794
(5 year EUR Swap + 6.36%), 6.13%(i)		200	227,144
Emirates NBD Bank PJSC, (6 year USD Swap + 3.66%), 6.13%(a)(i)	USD	250	257,422
Intesa Sanpaolo SpA, 5.02%, 06/26/24(b)(f)		2,888	3,047,844
Itau Unibanco Holding SA, 5.13%, 05/13/23(b)		417	441,540
Standard Chartered PLC, (5 year USD ICE Swap + 1.97%), 4.87%, 03/15/33(a)(b)(f)		500	543,367
Unione di Banche Italiane SpA, (5 year EUR Swap + 5.75%), 5.88%, 03/04/29(a)	EUR	100	127,077

			9,493,246

Beverages — 1.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46(f)	USD	2,160	2,641,978
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(b)(f)(h)		999	1,015,234
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
4.13%, 08/15/26(b)(f)		510	520,200
4.75%, 07/15/27	GBP	100	130,127
4.75%, 07/15/27(b)		100	130,127
Ball Corp.
5.25%, 07/01/25	USD	44	49,765
4.88%, 03/15/26		238	264,775
2.88%, 08/15/30		192	189,840
Canpack SA/Eastern PA Land Investment Holding LLC, 3.13%, 11/01/25(b)		211	213,638
Central American Bottling Corp., 5.75%, 01/31/27(b) .		637	665,267
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26		45	53,915
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(b)(f)		1,030	1,030,391
OI European Group BV, 2.88%, 02/15/25	EUR	100	113,678
Silgan Holdings, Inc.
4.13%, 02/01/28	USD	278	288,786
2.25%, 06/01/28	EUR	100	113,469

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) October 31, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Beverages (continued)
Trivium Packaging Finance BV
3.75%, 08/15/26	EUR	100	$114,876
5.50%, 08/15/26(b)(f)	USD	1,189	1,245,477
8.50%, 08/15/27(b)(f)		1,508	1,613,862

			10,395,405

Biotechnology — 0.4%
Amgen, Inc., 4.40%, 05/01/45(f)		1,100	1,342,332
Emergent BioSolutions, Inc., 3.88%, 08/15/28(b)		99	99,495
Gilead Sciences, Inc., 4.75%, 03/01/46(f)		700	889,287

			2,331,114

Building Materials — 0.6%
Boise Cascade Co., 4.88%, 07/01/30(b)		179	191,338
Cemex SAB de CV
3.13%, 03/19/26	EUR	100	116,902
5.45%, 11/19/29	USD	271	286,664
Cornerstone Building Brands, Inc., 6.13%, 01/15/29(b)		280	286,034
Forterra Finance LLC/FRTA Finance Corp., 6.50%, 07/15/25(b)		463	489,044
Jeld-Wen, Inc., 6.25%, 05/15/25(b)		189	201,757
Masonite International Corp.(b)
5.75%, 09/15/26		106	110,770
5.38%, 02/01/28		186	197,160
Norbord, Inc., 6.25%, 04/15/23(b)		182	194,740
Standard Industries, Inc.(b)
5.00%, 02/15/27		48	49,500
4.75%, 01/15/28		68	71,060
4.38%, 07/15/30		804	828,120
3.38%, 01/15/31		834	811,760
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29(b)		227	233,810

			4,068,659

Building Products — 0.4%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27(b)		310	324,378
Lowe’s Cos., Inc., 4.65%, 04/15/42(f)		400	510,479
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26(b)		428	436,560
SRS Distribution, Inc., 8.25%, 07/01/26(b)(f)		618	651,990
White Cap Buyer LLC, 6.88%, 10/15/28(b)		504	516,600

			2,440,007

Capital Markets — 0.2%
Intercorp Peru Ltd., 3.88%, 08/15/29(b)		470	475,141
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(h)	EUR	101	117,688
Owl Rock Capital Corp., 5.25%, 04/15/24(f)	USD	106	110,567
Raymond James Financial, Inc., 4.95%, 07/15/46(f)		400	526,569

			1,229,965

Chemicals — 2.1%
Ashland Services BV, 2.00%, 01/30/28	EUR	100	110,059
Atotech Alpha 2 BV, (8.75% Cash or 9.50% PIK), 8.75%, 06/01/23(b)(h)	USD	706	709,530
Atotech Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(b)(f)		2,170	2,186,275
Axalta Coating Systems LLC, 4.88%, 08/15/24(b)		265	270,300
Blue Cube Spinco LLC 9.75%, 10/15/23(f)		747	768,499

Security		Par (000)	Value

Chemicals (continued)
Blue Cube Spinco LLC (continued) 10.00%, 10/15/25	USD	430	$454,033
Braskem Netherlands Finance BV, (5 year CMT + 8.22%), 8.50%, 01/23/81(a)(b)		537	546,062
Chemours Co., 6.63%, 05/15/23		369	368,077
Element Solutions, Inc., 3.88%, 09/01/28(b)(f)		1,548	1,528,650
Equate Petrochemical BV, 4.25%, 11/03/26(b)		442	472,056
GCP Applied Technologies, Inc., 5.50%, 04/15/26(b)		199	203,975
HB Fuller Co., 4.25%, 10/15/28		125	126,719
INEOS Finance PLC, 3.38%, 03/31/26	EUR	100	113,812
Ingevity Corp., 3.88%, 11/01/28(b)	USD	162	164,462
Minerals Technologies, Inc., 5.00%, 07/01/28(b)		218	224,540
Monitchem HoldCo 3 SA, 5.25%, 03/15/25	EUR	100	116,884
NOVA Chemicals Corp., 4.88%, 06/01/24(b)	USD	80	79,136
Orbia Advance Corp. SAB de CV, 5.50%, 01/15/48(b)(f)		526	589,482
PQ Corp., 5.75%, 12/15/25(b)(f)		644	664,527
Sherwin-Williams Co., 4.50%, 06/01/47(f)		310	388,344
SRM Escrow Issuer LLC, 6.00%, 11/01/28(b)(j)		460	460,000
Valvoline, Inc., 4.25%, 02/15/30(b)		262	267,240
Vedanta Resources Finance II PLC, 9.25%, 04/23/26		282	176,603
WESCO Distribution, Inc.(b)(f)
7.13%, 06/15/25		830	894,325
7.25%, 06/15/28		937	1,026,015
WR Grace & Co-Conn(b)
5.63%, 10/01/24(f)		300	323,310
4.88%, 06/15/27		392	408,370
Yingde Gases Investment Ltd., 6.25%, 01/19/23		200	206,563

			13,847,848

Commercial Services & Supplies — 1.4%
ADT Security Corp.
4.13%, 06/15/23		16	16,634
4.88%, 07/15/32(b)		685	705,345
APX Group, Inc.
7.88%, 12/01/22		139	138,528
8.50%, 11/01/24		166	174,300
ASGN, Inc., 4.63%, 05/15/28(b)		143	147,045
Aviation Capital Group LLC, 6.75%, 04/06/21(b)(f)		5,000	5,085,957
Herc Holdings, Inc., 5.50%, 07/15/27(b)		455	467,569
Intertrust Group BV, 3.38%, 11/15/25	EUR	100	116,325
Prime Security Services Borrower LLC/Prime Finance, Inc.(b)
5.25%, 04/15/24	USD	178	186,200
5.75%, 04/15/26(f)		416	443,040
3.38%, 08/31/27		497	479,605
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(b)(f)		157	161,514
United Rentals North America, Inc.
5.88%, 09/15/26		60	63,143
5.50%, 05/15/27		345	366,778
3.88%, 11/15/27(f)		292	302,585
5.25%, 01/15/30		170	184,238
4.00%, 07/15/30		200	204,020
Verisure Midholding AB, 5.75%, 12/01/23	EUR	100	115,569

			9,358,395

Communications Equipment — 0.6%
Avaya, Inc., 6.13%, 09/15/28(b)	USD	739	758,399
CommScope Technologies LLC, 6.00%, 06/15/25(b)		24	23,793

12	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Communications Equipment (continued)
CommScope, Inc.(b)
5.50%, 03/01/24(f)	USD	1,097	$1,121,430
6.00%, 03/01/26		292	302,950
8.25%, 03/01/27		50	51,750
Nokia OYJ(f)
3.38%, 06/12/22		126	128,678
4.38%, 06/12/27		177	190,277
ViaSat, Inc.(b)
5.63%, 04/15/27		677	709,157
6.50%, 07/15/28		551	568,907

			3,855,341

Construction & Engineering — 0.1%
Ferrovial Netherlands BV, (5 year EUR Swap + 2.13%), 2.12%(a)(i)	EUR	100	109,216
frontdoor, Inc., 6.75%, 08/15/26(b)	USD	323	344,802
KBR, Inc., 4.75%, 09/30/28(b)		243	246,089
SPIE SA, 2.63%, 06/18/26	EUR	100	114,631

			814,738

Construction Materials(b) — 0.9%
American Builders & Contractors Supply Co., Inc.
5.88%, 05/15/26	USD	317	328,887
4.00%, 01/15/28		444	450,660
Core & Main LP, 6.13%, 08/15/25		1,178	1,195,670
HD Supply, Inc., 5.38%, 10/15/26(f)		2,397	2,507,358
IAA, Inc., 5.50%, 06/15/27		443	465,704
KAR Auction Services, Inc., 5.13%, 06/01/25(f)		323	325,422
Williams Scotsman International, Inc., 4.63%, 08/15/28		316	317,975
Winnebago Industries, Inc., 6.25%, 07/15/28		176	186,120
Wolverine Escrow LLC
8.50%, 11/15/24		314	244,528
9.00%, 11/15/26		276	210,540

			6,232,864

Consumer Discretionary — 0.2%
Carnival Corp.
11.50%, 04/01/23(b)		361	396,501
10.13%, 02/01/26	EUR	100	122,217
Nielsen Finance LLC/Nielsen Finance Co.(b)
5.63%, 10/01/28	USD	633	652,781
5.88%, 10/01/30		347	364,350

			1,535,849

Consumer Finance — 1.3%
Iron Mountain UK PLC, 3.88%, 11/15/25	GBP	100	130,796
MPH Acquisition Holdings LLC, 5.75%, 11/01/28(b)	USD	877	861,652
Muthoot Finance Ltd.
6.13%, 10/31/22(b)		481	496,783
4.40%, 09/02/23		200	199,500
Navient Corp.
7.25%, 09/25/23(f)		153	160,459
6.13%, 03/25/24		105	106,312
5.88%, 10/25/24		76	75,430
6.75%, 06/15/26		40	40,300
5.00%, 03/15/27		335	312,836
OneMain Finance Corp.
6.13%, 05/15/22		85	88,506
6.88%, 03/15/25		263	289,300
7.13%, 03/15/26		483	535,579
6.63%, 01/15/28		262	286,526

Security		Par (000)	Value

Consumer Finance (continued)
OneMain Finance Corp. (continued)
5.38%, 11/15/29	USD	85	$87,341
Refinitiv US Holdings, Inc.
4.50%, 05/15/26(b)	EUR	480	583,642
4.50%, 05/15/26		118	143,479
6.25%, 05/15/26(b)	USD	104	111,086
8.25%, 11/15/26(b)(f)		1,102	1,201,125
Sabre GLBL, Inc.(b)
9.25%, 04/15/25		291	320,827
7.38%, 09/01/25		327	333,540
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26(b)		302	305,866
Verscend Escrow Corp., 9.75%, 08/15/26(b)(f)		1,936	2,081,200
WEX, Inc., 4.75%, 02/01/23(b)		108	108,000

			8,860,085

Containers & Packaging — 0.5%
Berry Global, Inc., 1.00%, 01/15/25	EUR	100	111,522
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26	USD	513	545,640
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26(f)		543	563,362
Graphic Packaging International LLC(b)
4.75%, 07/15/27		104	112,840
3.50%, 03/15/28		152	152,061
3.50%, 03/01/29		141	141,000
Intelligent Packaging Ltd. Finco Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, 09/15/28(b)(j)		210	213,675
Intertape Polymer Group, Inc., 7.00%, 10/15/26(b)		237	248,850
LABL Escrow Issuer LLC(b)
6.75%, 07/15/26		414	434,007
10.50%, 07/15/27		115	123,625
Sealed Air Corp.(b)
5.13%, 12/01/24		54	58,927
6.88%, 07/15/33		44	56,760
Suzano Austria GmbH, 3.75%, 01/15/31		200	204,420

			2,966,689

Diversified Consumer Services — 1.0%
Allied Universal Holdco LLC/Allied Universal Finance Corp.(b)
6.63%, 07/15/26(f)		2,489	2,607,315
9.75%, 07/15/27		722	770,027
Ascend Learning LLC(b)
6.88%, 08/01/25		823	848,805
6.88%, 08/01/25(f)		374	380,078
Garda World Security Corp.(b)
4.63%, 02/15/27		365	355,875
9.50%, 11/01/27(f)		244	260,470
Graham Holdings Co., 5.75%, 06/01/26(b)		204	213,884
Laureate Education, Inc., 8.25%, 05/01/25(b)		138	146,999
Service Corp. International
5.13%, 06/01/29		281	307,085
3.38%, 08/15/30		341	345,689
ServiceMaster Co. LLC, 5.13%, 11/15/24(b)(f)		326	334,639

			6,570,866

Diversified Financial Services — 1.2%
Alfa SAB de CV, 6.88%, 03/25/44		239	278,995
Ally Financial, Inc., 8.00%, 11/01/31(f)		1,832	2,528,826
Arrow Global Finance PLC, 5.13%, 09/15/24	GBP	100	122,215

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) October 31, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
ASG Finance Designated Activity Co., 7.88%, 12/03/24(b)	USD	262	$180,780
Barclays PLC, 5.20%, 05/12/26		200	224,734
Central Garden & Pet Co., 4.13%, 10/15/30		240	243,000
Citigroup, Inc., Series V, (Secured Overnight Financing Rate + 3.23%), 4.70%(a)(f)(i)		309	302,241
Garfunkelux Holdco 3 SA, 7.50%, 08/01/22	EUR	100	116,290
Global Aircraft Leasing Co. Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24(b)(h)	USD	265	177,738
Goldman Sachs Group, Inc., Series R, (5 year CMT + 3.22%), 4.95%(a)(f)(i)		900	921,874
HSBC Holdings PLC, 4.38%, 11/23/26(f)		370	415,387
Intrum AB, 3.00%, 09/15/27	EUR	100	100,684
Ladder Capital Finance Holdings LLLP/Ladder
Capital Finance Corp.(b)(f)
5.25%, 03/15/22	USD	27	26,241
4.25%, 02/01/27		408	352,410
Lloyds Banking Group PLC, (5 year CMT + 4.82%), 6.75%(a)(i)		515	540,106
Manappuram Finance Ltd., 5.90%, 01/13/23		200	200,687
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 02/11/25(b)		501	456,167
Shriram Transport Finance Co. Ltd., 5.10%, 07/16/23		200	191,813
Spectrum Brands, Inc.(b)
5.00%, 10/01/29		153	162,180
5.50%, 07/15/30		198	211,860

			7,754,228

Diversified Telecommunication Services — 3.0%
AT&T, Inc.(f)
4.65%, 06/01/44		111	123,849
4.85%, 07/15/45		389	453,733
4.75%, 05/15/46		2,545	2,936,240
Axtel SAB de CV, 6.38%, 11/14/24(b)		525	546,000
CenturyLink, Inc.
5.13%, 12/15/26(b)(f)		1,066	1,089,985
4.00%, 02/15/27(b)		564	576,622
Series P, 7.60%, 09/15/39		459	516,375
Series U, 7.65%, 03/15/42		544	607,920
Series W, 6.75%, 12/01/23		620	674,250
Series Y, 7.50%, 04/01/24(f)		715	788,974
Cincinnati Bell, Inc.(b)
7.00%, 07/15/24(f)		191	197,685
8.00%, 10/15/25		85	90,100
Consolidated Communications, Inc., 6.50%, 10/01/28(b)		399	409,973
Frontier Communications Corp., 5.88%, 10/15/27(b)		592	606,741
Level 3 Financing, Inc.
5.38%, 05/01/25		146	150,160
5.25%, 03/15/26(f)		864	891,994
4.63%, 09/15/27(b)		169	172,380
4.25%, 07/01/28(b)(f)		996	1,000,980
3.63%, 01/15/29(b)		560	541,800
Oi SA, (10% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(h)		527	515,637
SoftBank Group Corp.
4.00%, 04/20/23	EUR	140	166,997
4.50%, 04/20/25		100	121,808

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Sprint Capital Corp.
6.88%, 11/15/28(f)	USD	1,160	$1,467,400
8.75%, 03/15/32		281	420,446
Switch Ltd., 3.75%, 09/15/28(b)		405	405,506
Telecom Italia Capital SA
6.38%, 11/15/33		191	225,926
6.00%, 09/30/34		569	662,032
7.20%, 07/18/36		137	172,846
7.72%, 06/04/38		236	319,702
Telecom Italia SpA
4.00%, 04/11/24	EUR	100	124,289
5.30%, 05/30/24(b)(f)	USD	600	649,170
2.75%, 04/15/25	EUR	100	120,354
Zayo Group Holdings, Inc.(b)
4.00%, 03/01/27	USD	839	823,474
6.13%, 03/01/28(f)		1,410	1,422,337

			19,993,685

Education — 0.0%
Bright Scholar Education Holdings Ltd., 7.45%, 07/31/22		200	205,000

Electric Utilities — 0.9%
Consorcio Transmantaro SA, 4.70%, 04/16/34(b)		200	237,431
Duke Energy Corp., 4.80%, 12/15/45(f)		1,500	1,915,757
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(b)		309	317,201
Enel Finance International NV, 3.63%, 05/25/27(b)(f)		1,250	1,388,808
Energuate Trust, 5.88%, 05/03/27(b)(f)		375	387,070
NextEra Energy Operating Partners LP(b)
4.25%, 07/15/24		451	471,295
4.25%, 09/15/24		119	124,652
Pike Corp., 5.50%, 09/01/28(b)		220	224,996
Virginia Electric & Power Co., Series A, 6.00%, 05/15/37(f)		750	1,072,849

			6,140,059

Electrical Equipment — 0.1%
Gates Global LLC/Gates Global Co., 6.25%, 01/15/26(b)		428	442,980

Electronic Equipment, Instruments & Components — 0.6%
BWX Technologies, Inc., 5.38%, 07/15/26(b)		470	487,216
CDW LLC/CDW Finance Corp.
5.50%, 12/01/24(f)		511	564,655
3.25%, 02/15/29		517	516,354
Corning, Inc., 4.38%, 11/15/57(f)		1,915	2,229,463
Energizer Holdings, Inc.(b)
7.75%, 01/15/27(f)		130	140,400
4.38%, 03/31/29		24	24,228
Itron, Inc., 5.00%, 01/15/26(b)		29	29,580
Xerox Corp., 4.80%, 03/01/35		240	228,000

			4,219,896

Energy Equipment & Services — 0.3%
Archrock Partners LP/Archrock Partners Finance Corp.(b)
6.88%, 04/01/27		213	208,740
6.25%, 04/01/28		28	27,020
ChampionX Corp., 6.38%, 05/01/26		283	269,965
Odebrecht Oil & Gas Finance Ltd., 0.00%(b)(i)(k)		155	155

14	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Energy Equipment & Services (continued)
Pioneer Energy Services Corp.(b)(c)(h)
(11% Cash), 11.00%, 05/15/25	USD	366	$292,996
(5.00% PIK), 5.00%, 11/15/25(l)		254	137,273
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26(f)		305	302,441
6.88%, 09/01/27		567	569,954

			1,808,544

Environmental, Maintenance, & Security Service — 0.6%
Advanced Disposal Services, Inc., 5.63%, 11/15/24(b)		176	180,085
Clean Harbors, Inc.(b)(f)
4.88%, 07/15/27		297	310,365
5.13%, 07/15/29		205	222,821
Covanta Holding Corp., 5.00%, 09/01/30		118	120,065
GFL Environmental, Inc.(b)
3.75%, 08/01/25		346	346,000
7.00%, 06/01/26(f)		675	703,687
5.13%, 12/15/26		630	661,626
8.50%, 05/01/27		278	303,020
Tervita Corp., 7.63%, 12/01/21(b)(f)		280	268,800
Waste Pro USA, Inc., 5.50%, 02/15/26(b)		609	615,090

			3,731,559

Equity Real Estate Investment Trusts (REITs) — 1.6%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26(b)		205	170,150
Fortune Star BVI Ltd.
5.95%, 01/29/23		200	203,188
6.75%, 07/02/23		250	258,828
6.85%, 07/02/24		362	375,688
5.95%, 10/19/25		200	200,813
Iron Mountain, Inc.(b)
4.88%, 09/15/29		42	42,441
5.25%, 07/15/30		887	910,284
4.50%, 02/15/31		116	115,486
5.63%, 07/15/32		739	763,856
LMIRT Capital Pte Ltd., 7.25%, 06/19/24		232	214,817
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/26		48	49,440
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
5.63%, 05/01/24(f)		1,713	1,803,275
4.50%, 09/01/26(f)		665	681,625
5.75%, 02/01/27		32	34,532
4.50%, 01/15/28		402	408,030
MPT Operating Partnership LP/MPT Finance Corp.(f)
5.00%, 10/15/27		1,095	1,145,863
4.63%, 08/01/29		539	564,333
RHP Hotel Properties LP/RHP Finance Corp., 4.75%, 10/15/27		676	624,705
Starwood Property Trust, Inc., 5.00%, 12/15/21(f)		278	276,610
Trust Fibra Uno, 6.95%, 01/30/44		1,738	1,904,794

			10,748,758

Food & Staples Retailing — 2.0%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC
5.75%, 03/15/25		75	77,297
3.25%, 03/15/26(b)		756	741,598

Security		Par (000)	Value

Food & Staples Retailing (continued)
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC (continued)
7.50%, 03/15/26(b)(f)	USD	127	$140,716
4.63%, 01/15/27(b)(f)		928	956,903
5.88%, 02/15/28(b)		377	398,677
4.88%, 02/15/30(b)		319	338,810
BRF GmbH, 4.35%, 09/29/26		200	202,187
Cydsa SAB de CV, 6.25%, 10/04/27(b)(f)		914	905,660
Health & Happiness H&H International Holdings Ltd., 5.63%, 10/24/24		200	208,375
Kraft Heinz Foods Co.
3.88%, 05/15/27(b)		189	199,935
4.25%, 03/01/31(b)(f)		1,097	1,190,411
5.00%, 07/15/35		165	190,170
6.88%, 01/26/39		306	409,363
4.63%, 10/01/39(b)		138	147,979
6.50%, 02/09/40		205	260,349
5.00%, 06/04/42		163	179,132
5.20%, 07/15/45		356	394,386
4.38%, 06/01/46		487	499,901
4.88%, 10/01/49(b)(f)		1,338	1,414,590
5.50%, 06/01/50(b)(f)		1,703	1,941,631
Lamb Weston Holdings, Inc., 4.88%, 05/15/28(b)		560	606,757
Post Holdings, Inc.(b)
5.75%, 03/01/27(f)		294	308,027
5.63%, 01/15/28		86	90,730
5.50%, 12/15/29		152	164,350
4.63%, 04/15/30		513	527,107
Walgreens Boots Alliance, Inc., 4.80%, 11/18/44(f)		750	823,774

			13,318,815

Food Products — 0.9%
Aramark Services, Inc.
5.00%, 04/01/25(b)		347	352,229
4.75%, 06/01/26		252	250,425
5.00%, 02/01/28(b)(f)		828	835,336
Chobani LLC/Chobani Finance Corp., Inc.(b)
7.50%, 04/15/25(f)		613	629,104
4.63%, 11/15/28		347	348,145
Darling Ingredients, Inc., 5.25%, 04/15/27(b)		124	131,440
JBS USA LUX SA/JBS USA Finance, Inc.(b)
5.75%, 06/15/25(f)		1,153	1,181,825
6.75%, 02/15/28		464	508,445
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 6.50%, 04/15/29(b)		648	728,274
MHP Lux SA, 6.25%, 09/19/29(b)		600	567,563
Simmons Foods, Inc., 7.75%, 01/15/24(b)		279	290,858

			5,823,644

Health Care Equipment & Supplies(b) — 0.8%
Avantor Funding, Inc., 4.63%, 07/15/28(f)		1,279	1,325,300
Avantor, Inc., 6.00%, 10/01/24(f)		2,081	2,174,437
Hologic, Inc.
4.63%, 02/01/28		179	187,055
3.25%, 02/15/29		190	190,950
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA, 7.25%, 02/01/28		1,529	1,597,805

			5,475,547

Health Care Providers & Services — 3.2%
Acadia Healthcare Co., Inc., 5.00%, 04/15/29(b)		157	161,757
AdaptHealth LLC, 6.13%, 08/01/28(b)		194	201,518

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) October 31, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
AHP Health Partners, Inc., 9.75%, 07/15/26(b)	USD	391	$414,460
Centene Corp.
5.38%, 06/01/26(b)(f)		401	421,936
5.38%, 08/15/26(b)		387	409,252
4.25%, 12/15/27		623	655,832
4.63%, 12/15/29(f)		1,856	2,020,692
3.00%, 10/15/30		334	346,843
CHS/Community Health Systems, Inc.(b)
8.63%, 01/15/24(f)		807	819,105
6.63%, 02/15/25		370	360,824
8.00%, 03/15/26(f)		1,572	1,578,288
Encompass Health Corp.
5.75%, 11/01/24		45	45,000
4.63%, 04/01/31		133	136,990
HCA, Inc.
5.38%, 02/01/25(f)		1,326	1,468,320
5.88%, 02/15/26		54	61,020
5.38%, 09/01/26(f)		403	452,871
5.63%, 09/01/28(f)		726	845,028
5.88%, 02/01/29		262	308,240
3.50%, 09/01/30(f)		1,152	1,178,023
LifePoint Health, Inc., 4.38%, 02/15/27(b)		124	122,724
Molina Healthcare, Inc.
5.38%, 11/15/22		207	215,103
4.88%, 06/15/25(b)		83	84,660
Northwell Healthcare, Inc., 4.26%, 11/01/47(f)		686	759,210
Providence Service Corp., 5.88%, 11/15/25(b)(j)		91	92,593
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health Inc., 9.75%, 12/01/26(b)		103	110,983
Surgery Center Holdings, Inc.(b)
6.75%, 07/01/25(f)		782	770,270
10.00%, 04/15/27		445	475,037
Teleflex, Inc.
4.88%, 06/01/26		284	295,360
4.63%, 11/15/27		72	75,926
4.25%, 06/01/28(b)		386	403,370
Tenet Healthcare Corp.
4.63%, 07/15/24(f)		428	435,234
4.63%, 09/01/24(b)		433	443,288
4.88%, 01/01/26(b)(f)		1,627	1,650,479
6.25%, 02/01/27(b)(f)		215	223,236
5.13%, 11/01/27(b)(f)		1,129	1,162,531
6.13%, 10/01/28(b)		550	533,500
UnitedHealth Group, Inc., 4.38%, 03/15/42(f)		750	949,638
Vizient, Inc., 6.25%, 05/15/27(b)		483	510,772

			21,199,913

Health Care Technology — 0.4%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(b)		810	809,652
IQVIA, Inc.
3.25%, 03/15/25	EUR	194	226,507
5.00%, 10/15/26(b)	USD	548	567,944
5.00%, 05/15/27(b)(f)		717	751,058

			2,355,161

Hotels, Restaurants & Leisure — 3.0%
1011778 BC ULC/New Red Finance, Inc.(b)
4.25%, 05/15/24(f)		28	28,574
5.00%, 10/15/25(f)		959	983,359
3.88%, 01/15/28		541	545,057

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
1011778 BC ULC/New Red Finance, Inc.(b) (continued)
4.38%, 01/15/28	USD	371	$375,637
3.50%, 02/15/29(j)		167	165,747
4.00%, 10/15/30(j)		176	174,900
Boyd Gaming Corp.
8.63%, 06/01/25(b)		124	135,743
6.38%, 04/01/26		66	68,480
6.00%, 08/15/26		133	136,284
Boyne USA, Inc., 7.25%, 05/01/25(b)		230	240,350
Caesars Entertainment, Inc.(b)
6.25%, 07/01/25		1,745	1,787,522
8.13%, 07/01/27		1,177	1,228,429
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25(b)		594	601,425
Churchill Downs, Inc.(b)
5.50%, 04/01/27(f)		965	999,378
4.75%, 01/15/28		321	325,815
Cirsa Finance International Sarl, 4.75%, 05/22/25	EUR	100	97,248
Gamma Bidco SpA, 6.25%, 07/15/25		100	111,636
GLP Capital LP/GLP Financing II, Inc.(f)
5.25%, 06/01/25	USD	124	135,468
5.38%, 04/15/26		208	231,013
Golden Nugget, Inc., 6.75%, 10/15/24(b)(f)		1,273	1,077,938
Hilton Domestic Operating Co., Inc.(f)
4.25%, 09/01/24		382	379,899
5.13%, 05/01/26		852	862,650
4.88%, 01/15/30		1,189	1,223,184
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
4.63%, 04/01/25		34	34,315
4.88%, 04/01/27		246	248,860
InterContinental Hotels Group PLC, 3.38%, 10/08/28	GBP	100	129,827
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, 06/01/26(b)(f)	USD	406	419,530
Las Vegas Sands Corp.
3.50%, 08/18/26		60	60,732
3.90%, 08/08/29		56	55,918
Melco Resorts Finance Ltd., 5.25%, 04/26/26		250	251,250
MGM China Holdings Ltd., 5.88%, 05/15/26		250	252,812
MGM Resorts International
7.75%, 03/15/22(f)		438	460,042
6.00%, 03/15/23		494	512,525
5.75%, 06/15/25		35	36,368
Powdr Corp., 6.00%, 08/01/25(b)		231	232,917
Scientific Games International, Inc.
5.00%, 10/15/25(b)(f)		461	462,729
3.38%, 02/15/26	EUR	300	326,684
8.25%, 03/15/26(b)	USD	603	611,677
7.00%, 05/15/28(b)		190	188,729
7.25%, 11/15/29(b)		213	211,279
Stonegate Pub Co. Financing 2019 PLC, 8.25%, 07/31/25	GBP	100	120,158
Studio City Finance Ltd., 7.25%, 02/11/24	USD	250	256,484
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/28(b)		242	240,529

16	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(b)	USD	268	$249,240
Wynn Macau Ltd.
5.50%, 01/15/26		200	193,750
5.50%, 10/01/27		200	187,190
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(b)		927	887,602
Yum! Brands, Inc.
3.88%, 11/01/23		110	114,400
7.75%, 04/01/25(b)		553	607,443
4.75%, 01/15/30(b)		343	368,725
3.63%, 03/15/31		166	162,888
5.35%, 11/01/43		85	92,438

			19,892,777

Household Durables — 0.8%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp.(b)
6.25%, 09/15/27		255	261,298
4.88%, 02/15/30		447	424,650
Controladora Mabe SA de CV, 5.60%, 10/23/28(b)		624	706,485
K Hovnanian Enterprises, Inc., 7.75%, 02/15/26(b)		398	401,980
Lennar Corp.
6.25%, 12/15/21(f)		450	461,250
4.88%, 12/15/23		146	158,155
4.75%, 05/30/25(f)		410	449,829
5.25%, 06/01/26		32	36,326
4.75%, 11/29/27		152	174,040
Mattamy Group Corp., 4.63%, 03/01/30(b)		306	310,590
MDC Holdings, Inc., 6.00%, 01/15/43		144	180,065
Meritage Homes Corp., 5.13%, 06/06/27		57	62,985
PulteGroup, Inc.
5.00%, 01/15/27		31	35,495
7.88%, 06/15/32		28	39,620
6.38%, 05/15/33		469	597,975
6.00%, 02/15/35		48	59,520
Taylor Morrison Communities, Inc.(b)
5.88%, 06/15/27		312	344,760
5.13%, 08/01/30		198	214,965
Tempur Sealy International, Inc., 5.50%, 06/15/26(f)		191	198,636

			5,118,624

Household Products — 0.0%
ACCO Brands Corp., 5.25%, 12/15/24(b)		102	104,550

Independent Power and Renewable Electricity Producers — 1.4%
Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energy, 6.25%, 12/10/24		200	216,063
Azure Power Solar Energy Pvt Ltd., 5.65%, 12/24/24		200	210,000
Calpine Corp.(b)
5.25%, 06/01/26(f)		654	671,736
4.50%, 02/15/28(f)		709	721,407
5.13%, 03/15/28(f)		1,657	1,708,541
4.63%, 02/01/29		707	713,865
5.00%, 02/01/31		727	742,231
Clearway Energy Operating LLC
5.75%, 10/15/25		242	253,495
4.75%, 03/15/28(b)		378	397,372

Security		Par (000)	Value

Independent Power and Renewable Electricity Producers (continued)
ENN Clean Energy International Investment Ltd., 7.50%, 02/27/21	USD	200	$202,313
Greenko Dutch BV, 5.25%, 07/24/24		200	204,875
Greenko Mauritius Ltd., 6.25%, 02/21/23		200	206,063
Greenko Solar Mauritius Ltd., 5.95%, 07/29/26		200	210,313
India Green Energy Holdings
5.38%, 04/29/24(b)		325	325,914
5.38%, 04/29/24		250	250,703
NRG Energy, Inc.(f)
6.63%, 01/15/27		989	1,040,922
5.75%, 01/15/28		56	60,393
5.25%, 06/15/29(b)		347	376,061
ReNew Power Synthetic, 6.67%, 03/12/24		200	209,313
TerraForm Power Operating LLC(b)
4.25%, 01/31/23		214	217,745
5.00%, 01/31/28		43	47,206
4.75%, 01/15/30		247	265,029

			9,251,560

Insurance — 1.4%
Acrisure LLC/Acrisure Finance, Inc., 8.13%, 02/15/24(b)		120	125,491
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer(b)(f)
4.25%, 10/15/27		1,421	1,410,342
6.75%, 10/15/27		1,917	2,012,850
AmWINS Group, Inc., 7.75%, 07/01/26(b)		361	385,367
Aon PLC, 3.88%, 12/15/25(f)		1,280	1,458,646
Asahi Mutual Life Insurance Co., (5 year USD Swap + 4.59%), 6.50%(a)(i)		310	329,375
GTCR AP Finance, Inc., 8.00%, 05/15/27(b)		374	399,245
HUB International Ltd., 7.00%, 05/01/26(b)		1,404	1,439,100
Nationwide Building Society, (5 year USD ICE Swap + 1.85%), 4.13%, 10/18/32(a)(b)(f)		690	737,982
Teachers Insurance & Annuity Association of America, 4.27%, 05/15/47(b)(f)		700	820,763
Unipol Gruppo SpA, 3.25%, 09/23/30	EUR	100	117,173

			9,236,334

Interactive Media & Services — 0.6%
21Vianet Group, Inc., 7.88%, 10/15/21	USD	400	408,125
Adevinta ASA, 2.63%, 11/15/25(j)	EUR	100	116,232
Cablevision Lightpath LLC(b)
3.88%, 09/15/27	USD	218	216,365
5.63%, 09/15/28		201	203,010
Netflix, Inc.
4.88%, 04/15/28		89	100,098
5.88%, 11/15/28(f)		877	1,047,835
5.38%, 11/15/29(b)(f)		700	819,875
3.63%, 06/15/30	EUR	100	126,771
4.88%, 06/15/30(b)	USD	637	726,976
Twitter, Inc., 3.88%, 12/15/27(b)		158	165,711
United Group BV, 4.88%, 07/01/24	EUR	100	116,302

			4,047,300

Internet Software & Services(b) — 0.4%
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/01/27	USD	359	376,052
Match Group Holdings II LLC
5.63%, 02/15/29		209	225,198
4.13%, 08/01/30		302	308,418

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Internet Software & Services (continued)
Uber Technologies, Inc.
8.00%, 11/01/26(f)	USD	514	$541,627
7.50%, 09/15/27(f)		573	598,928
6.25%, 01/15/28		260	263,575

			2,313,798

IT Services — 1.1%
Banff Merger Sub, Inc., 9.75%, 09/01/26(b)(f)		1,909	2,006,550
Booz Allen Hamilton, Inc., 3.88%, 09/01/28(b)		544	552,160
Camelot Finance SA, 4.50%, 11/01/26(b)(f)		850	884,000
Castle U.S. Holding Corp., 9.50%, 02/15/28(b)		390	370,500
Centurion Bidco SpA, 5.88%, 09/30/26	EUR	100	113,450
Dun & Bradstreet Corp.(b)
6.88%, 08/15/26(f)	USD	555	593,850
10.25%, 02/15/27		388	434,444
Fair Isaac Corp., 4.00%, 06/15/28(b)		207	213,986
Gartner, Inc., 3.75%, 10/01/30(b)		555	567,543
Rackspace Technology Global, Inc., 8.63%, 11/15/24(b)(f)		228	237,405
Science Applications International Corp., 4.88%, 04/01/28(b)		332	347,790
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25(b)(f)		1,198	1,215,670

			7,537,348

Leisure Products — 0.2%
Mattel, Inc.
6.75%, 12/31/25(b)(f)		812	854,021
5.88%, 12/15/27(b)		358	389,039
6.20%, 10/01/40		31	32,395
5.45%, 11/01/41		149	149,582

			1,425,037

Machinery — 0.7%
Colfax Corp.(b)
6.00%, 02/15/24		508	528,427
6.38%, 02/15/26		193	203,133
Husky III Holding Ltd., (13.00% Cash or 13.00% PIK), 13.00%, 02/15/25(b)(h)		327	345,802
Mueller Water Products, Inc., 5.50%, 06/15/26(b)		345	356,344
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(b)(f)		607	619,267
Rebecca Bidco GmbH, 5.75%, 07/15/25	EUR	100	116,319
Stevens Holding Co., Inc., 6.13%, 10/01/26(b)	USD	197	210,544
Terex Corp., 5.63%, 02/01/25(b)(f)		264	267,960
Titan Acquisition Ltd/Titan Co-Borrower LLC, 7.75%, 04/15/26(b)(f)		763	761,092
Vertical Holdco GmbH, 7.63%, 07/15/28(b)		400	415,000
Vertical Midco GmbH, 4.38%, 07/15/27	EUR	100	117,630
Vertical US Newco, Inc., 5.25%, 07/15/27(b)	USD	908	934,514

			4,876,032

Media — 7.9%
Altice Financing SA
7.50%, 05/15/26(b)(f)		1,049	1,094,894
3.00%, 01/15/28	EUR	100	105,714
5.00%, 01/15/28(b)	USD	462	448,140
Altice France Holding SA
8.00%, 05/15/27	EUR	100	121,997
10.50%, 05/15/27(b)	USD	2,041	2,250,202
6.00%, 02/15/28(b)		497	478,363
AMC Networks, Inc.
5.00%, 04/01/24		40	40,188
4.75%, 08/01/25		331	330,173

Security		Par (000)	Value

Media (continued)
Block Communications, Inc., 4.88%, 03/01/28(b)	USD	168	$172,200
Cable Onda SA, 4.50%, 01/30/30		450	476,578
Cable One Inc., 4.00%, 11/15/30(b)(j)		313	317,695
CCO Holdings LLC/CCO Holdings Capital Corp.(b)
5.13%, 05/01/27(f)		1,035	1,086,750
5.88%, 05/01/27		54	56,343
5.00%, 02/01/28(f)		116	121,858
5.38%, 06/01/29(f)		1,321	1,429,982
4.75%, 03/01/30		189	198,800
4.50%, 08/15/30(f)		1,707	1,774,008
4.25%, 02/01/31(f)		1,139	1,167,236
4.50%, 05/01/32(f)		1,570	1,622,987
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.48%, 10/23/45(f)		3,000	4,046,433
Clear Channel International BV, 6.63%, 08/01/25(b)		507	514,605
Clear Channel Worldwide Holdings, Inc.(f)
9.25%, 02/15/24		759	656,816
5.13%, 08/15/27(b)		2,143	2,078,710
Comcast Corp., 4.60%, 08/15/45(f)		1,750	2,291,762
Connect Finco Sarl/Connect US Finco LLC, 6.75%, 10/01/26(b)(f)		2,548	2,566,346
CSC Holdings LLC
5.25%, 06/01/24		633	675,727
6.50%, 02/01/29(b)		368	408,303
5.75%, 01/15/30(b)		855	914,033
4.63%, 12/01/30(b)(f)		1,726	1,725,965
3.38%, 02/15/31(b)		404	388,551
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26(b)		710	414,906
Discovery Communications LLC, 4.95%, 05/15/42(f)		400	466,023
DISH DBS Corp.(f)
6.75%, 06/01/21		397	404,940
5.88%, 07/15/22		1,207	1,243,210
5.00%, 03/15/23		303	305,279
7.75%, 07/01/26		953	1,010,166
DISH Network Corp.(l)
2.38%, 03/15/24		328	294,624
3.38%, 08/15/26		498	440,187
Entercom Media Corp., 6.50%, 05/01/27(b)		338	294,087
GCI LLC, 4.75%, 10/15/28(b)		115	118,703
Hughes Satellite Systems Corp., 5.25%, 08/01/26(f)		217	232,575
iHeartCommunications, Inc.
6.38%, 05/01/26		192	199,726
5.25%, 08/15/27(b)		213	210,244
4.75%, 01/15/28(b)		96	91,680
Lamar Media Corp.
5.75%, 02/01/26		146	151,066
4.00%, 02/15/30		163	164,426
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(b)		400	425,000
Liberty Broadband Corp., 2.75%, 09/30/50(b)(l)		1,054	1,130,330
Ligado Networks LLC, (12.20% Cash or 9.75% PIK), 15.50%, 11/01/23(b)(h)		419	396,500
Lions Gate Capital Holdings LLC(b)
6.38%, 02/01/24		30	28,800
5.88%, 11/01/24		203	190,820
Live Nation Entertainment, Inc., 6.50%, 05/15/27(b)(f)		1,369	1,464,830
Meredith Corp., 6.88%, 02/01/26		68	56,355
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27(b)		209	217,595

18	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Network i2i Ltd., (5 year CMT + 4.27%), 5.65%(a)(i)	USD	250	$250,375
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, 08/15/27(b)		493	467,122
Pinewood Finance Co. Ltd., 3.25%, 09/30/25	GBP	100	128,410
Qualitytech LP/QTS Finance Corp.(b)
4.75%, 11/15/25	USD	403	417,548
3.88%, 10/01/28		384	384,780
Radiate Holdco LLC/Radiate Finance, Inc.(b)
4.50%, 09/15/26		801	803,203
6.50%, 09/15/28		1,442	1,487,062
Sable International Finance Ltd.
5.75%, 09/07/27		527	554,667
5.75%, 09/07/27(b)		200	211,576
SES SA, (5 year EUR Swap + 5.40%), 5.63%(a)(i)	EUR	100	123,744
Sirius XM Radio, Inc.(b)
4.63%, 07/15/24	USD	181	186,647
5.00%, 08/01/27(f)		155	162,363
5.50%, 07/01/29		563	612,797
4.13%, 07/01/30		739	759,699
Summer BC Holdco B Sarl, 5.75%, 10/31/26	EUR	100	114,816
TEGNA, Inc., 5.50%, 09/15/24(b)	USD	33	33,619
Tele Columbus AG, 3.88%, 05/02/25	EUR	100	109,326
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(b)	USD	600	630,000
Telesat Canada/Telesat LLC(b)
4.88%, 06/01/27		404	411,070
6.50%, 10/15/27		40	39,800
Terrier Media Buyer, Inc., 8.88%, 12/15/27(b)		598	611,303
Univision Communications, Inc., 5.13%, 02/15/25(b)		110	108,075
ViacomCBS, Inc., 5.85%, 09/01/43(f)		645	813,435
Videotron Ltd., 5.13%, 04/15/27(b)(f)		519	548,843
Virgin Media Secured Finance PLC(b)
5.50%, 05/15/29		400	427,364
4.50%, 08/15/30		599	608,734
VZ Vendor Financing BV, 2.50%, 01/31/24	EUR	100	113,553
WMG Acquisition Corp.(b)
5.50%, 04/15/26	USD	197	204,388
3.00%, 02/15/31		88	83,600
Ziggo Bond Co. BV(b)
6.00%, 01/15/27(f)		638	661,925
5.13%, 02/28/30		295	303,113
Ziggo BV(b)
5.50%, 01/15/27(f)		463	480,363
4.88%, 01/15/30		217	225,002

			52,591,753

Metals & Mining — 2.3%
ABJA Investment Co. Pte Ltd., 5.95%, 07/31/24		450	467,859
AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30		200	212,250
Arconic Corp.(b)
6.00%, 05/15/25		572	605,605
6.13%, 02/15/28		289	304,501
BHP Billiton Finance USA Ltd., 4.13%, 02/24/42(f)		250	312,090
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(b)(f)		1,021	1,051,630
Constellium SE(b)
5.75%, 05/15/24		256	259,254
6.63%, 03/01/25(f)		300	304,500
5.88%, 02/15/26(f)		1,693	1,709,930
Freeport-McMoRan, Inc.
4.38%, 08/01/28		655	683,656

Security		Par (000)	Value

Metals & Mining (continued)
Freeport-McMoRan, Inc. (continued)
4.63%, 08/01/30	USD	672	$717,360
5.40%, 11/14/34		184	210,680
5.45%, 03/15/43		1,742	1,981,525
Gold Fields Orogen Holdings BVI Ltd., 5.13%, 05/15/24(b)		254	277,495
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(b)(f)		362	365,620
HTA Group Ltd., 7.00%, 12/18/25(b)		410	428,822
JSW Steel Ltd., 5.95%, 04/18/24		200	204,500
Kaiser Aluminum Corp., 4.63%, 03/01/28(b)		115	113,275
New Gold, Inc., 7.50%, 07/15/27(b)		522	564,021
Nexa Resources SA, 5.38%, 05/04/27(b)(f)		857	905,420
Novelis Corp.(b)
5.88%, 09/30/26		577	595,395
4.75%, 01/30/30		1,077	1,092,202
Rio Tinto Finance USA PLC, 4.75%, 03/22/42(f)		400	529,677
thyssenkrupp AG
1.88%, 03/06/23	EUR	43	46,574
2.88%, 02/22/24		100	107,914
Usiminas International Sarl, 5.88%, 07/18/26(b)	USD	200	207,563
Vale Overseas Ltd.
6.25%, 08/10/26(f)		425	504,515
3.75%, 07/08/30		295	308,420
Vedanta Resources Finance II PLC, 8.00%, 04/23/23		513	320,304

			15,392,557

Multiline Retail — 0.1%
Dufry One BV, 2.00%, 02/15/27	EUR	100	101,068
Future Retail Ltd., 5.60%, 01/22/25	USD	200	137,000
Marks & Spencer PLC, 4.50%, 07/10/27	GBP	100	128,269

			366,337

Offshore Drilling & Other Services — 0.0%
Entegris, Inc., 4.63%, 02/10/26(b)	USD	225	231,188

Oil, Gas & Consumable Fuels — 8.3%
Apache Corp.
4.88%, 11/15/27		274	257,149
5.10%, 09/01/40		430	394,746
4.75%, 04/15/43(f)		800	708,000
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 9.00%, 11/01/27(b)		486	471,420
Bioceanico Sovereign Certificate Ltd., 0.00%,
06/05/34(k)		362	264,032
Brand Industrial Services, Inc., 8.50%, 07/15/25(b)(f) .		514	483,006
Buckeye Partners LP
4.13%, 03/01/25(b)		345	326,888
4.50%, 03/01/28(b)		476	452,200
5.85%, 11/15/43		162	143,370
5.60%, 10/15/44		207	178,538
Callon Petroleum Co.
6.25%, 04/15/23(f)		398	155,220
6.13%, 10/01/24		254	91,440
8.25%, 07/15/25		229	62,975
6.38%, 07/01/26		263	63,120
Cenovus Energy, Inc.
5.38%, 07/15/25(f)		598	630,511
5.40%, 06/15/47		73	72,024
Centennial Resource Production LLC, 6.88%,
04/01/27(b)		342	125,685

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Cheniere Energy Partners LP
5.63%, 10/01/26	USD	300	$307,980
4.50%, 10/01/29		655	667,786
5.25%, 10/01/25		57	57,980
Cheniere Energy, Inc., 4.63%, 10/15/28(b)		1,701	1,756,282
Citgo Holding, Inc., 9.25%, 08/01/24(b)		407	340,862
CNX Resources Corp., 7.25%, 03/14/27(b)		315	332,325
Comstock Resources, Inc.
7.50%, 05/15/25(b)		341	338,511
9.75%, 08/15/26		629	662,705
Crestwood Midstream Partners LP/Crestwood
Midstream Finance Corp.
6.25%, 04/01/23		18	17,447
5.63%, 05/01/27(b)(f)		323	283,029
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(b)(f)		1,335	1,312,812
CVR Energy, Inc.(b)
5.25%, 02/15/25		282	205,155
5.75%, 02/15/28		94	64,155
DCP Midstream Operating LP(f)
5.38%, 07/15/25		262	275,100
5.13%, 05/15/29		186	185,014
6.45%, 11/03/36(b)		254	245,110
6.75%, 09/15/37(b)		418	397,100
Diamondback Energy, Inc., 3.50%, 12/01/29		554	550,875
eG Global Finance PLC
6.75%, 02/07/25(b)		252	246,960
6.25%, 10/30/25	EUR	142	157,012
8.50%, 10/30/25(b)	USD	299	305,877
Enbridge, Inc.(a)
(3 mo. LIBOR US + 3.64%), 6.25%, 03/01/78		1,865	1,865,950
Series 20-A, (5 year CMT + 5.31%), 5.75%, 07/15/80		690	703,573
Endeavor Energy Resources LP/EER Finance,
Inc.(b)
6.63%, 07/15/25		32	33,200
5.50%, 01/30/26		728	731,640
5.75%, 01/30/28		567	588,262
Energy Transfer Operating LP(f)
6.13%, 12/15/45		500	508,523
5.30%, 04/15/47		350	333,455
EnLink Midstream LLC, 5.38%, 06/01/29		98	83,900
EnLink Midstream Partners LP
4.40%, 04/01/24		281	254,786
4.15%, 06/01/25		20	17,204
4.85%, 07/15/26		116	99,000
5.60%, 04/01/44		211	130,293
5.05%, 04/01/45		34	21,420
Enterprise Products Operating LLC, (3 mo. LIBOR US + 2.57%), 5.38%, 02/15/78(a)		420	374,344
EQM Midstream Partners LP, 4.13%, 12/01/26		131	123,551
EQT Corp.
3.90%, 10/01/27		86	82,588
5.00%, 01/15/29(j)		177	178,328
8.75%, 02/01/30		24	29,820
Extraction Oil & Gas, Inc.(b)(e)(g)
7.38%, 05/15/24		340	82,521
5.63%, 02/01/26		706	171,473
Genesis Energy LP/Genesis Energy Finance Corp.
6.00%, 05/15/23		184	167,210
5.63%, 06/15/24		204	175,483

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Genesis Energy LP/Genesis Energy Finance
Corp. (continued)
6.50%, 10/01/25(f)	USD	53	$43,990
7.75%, 02/01/28		144	119,520
Geopark Ltd., 6.50%, 09/21/24(b)		228	213,967
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/27		200	178,808
Great Western Petroleum LLC/Great Western
Finance Corp., 9.00%, 09/30/21(b)(f)		636	349,800
Harvest Midstream I LP, 7.50%, 09/01/28(b)		384	381,120
Hess Corp., 4.30%, 04/01/27(f)		750	776,767
Hess Midstream Operations LP, 5.63%, 02/15/26(b)		249	249,000
Hilong Holding Ltd., 8.25%, 09/26/22(e)(g)		200	97,063
HPCL-Mittal Energy Ltd., 5.45%, 10/22/26		200	203,375
Impulsora Pipeline LLC, 6.05%, 01/01/43(c)		1,627	1,723,081
Indigo Natural Resources LLC, 6.88%, 02/15/26(b)		511	502,057
Kinder Morgan Energy Partners LP, 4.25%,
09/01/24(f)		2,500	2,759,575
Leviathan Bond Ltd., 5.75%, 06/30/23(b)		546	557,091
Matador Resources Co., 5.88%, 09/15/26		420	338,100
Medco Bell Pte Ltd., 6.38%, 01/30/27		250	219,375
MEG Energy Corp.(b)
7.00%, 03/31/24		58	55,100
6.50%, 01/15/25(f)		753	732,292
MPLX LP, 4.25%, 12/01/27		235	260,524
Murphy Oil Corp.
5.75%, 08/15/25		27	22,178
6.38%, 12/01/42		35	26,075
Murphy Oil USA, Inc., 4.75%, 09/15/29		194	203,215
Neptune Energy Bondco PLC, 6.63%, 05/15/25(b)		200	174,000
New Enterprise Stone & Lime Co., Inc., 6.25%,
03/15/26(b)		88	90,970
New Fortress Energy, Inc., 6.75%, 09/15/25(b)(f)		1,149	1,184,814
Newfield Exploration Co., 5.75%, 01/30/22		115	115,806
NGPL PipeCo LLC, 7.77%, 12/15/37(b)(f)		270	334,276
NuStar Logistics LP, 6.00%, 06/01/26		234	231,075
Occidental Petroleum Corp.
2.70%, 08/15/22		398	368,050
2.70%, 02/15/23		58	51,910
8.88%, 07/15/30		49	47,959
4.50%, 07/15/44		761	519,698
Odebrecht Offshore Drilling Finance Ltd.(b)
6.72%, 12/01/22(f)		182	164,536
(7.72% PIK), 7.72%, 12/01/26(h)		33	3,191
Parsley Energy LLC/Parsley Finance Corp.(b)
5.38%, 01/15/25(f)		284	290,390
5.25%, 08/15/25		70	72,100
5.63%, 10/15/27		340	361,675
4.13%, 02/15/28		368	382,922
PBF Holding Co. LLC/PBF Finance Corp., 9.25%, 05/15/25(b)		230	204,125
PDC Energy, Inc.
1.13%, 09/15/21(l)		1,091	1,044,984
6.13%, 09/15/24		177	172,133
6.25%, 12/01/25		144	137,520
5.75%, 05/15/26		292	275,210
Pertamina Persero PT, 3.65%, 07/30/29		446	480,147
Petrobras Global Finance BV
8.38%, 05/23/21(f)		126	130,528
6.13%, 01/17/22(f)		310	325,209
5.30%, 01/27/25		200	222,375

20	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Petrobras Global Finance BV (continued)
8.75%, 05/23/26(f)	USD	637	$812,175
6.00%, 01/27/28(f)		152	170,293
5.60%, 01/03/31		674	724,954
Petroleos Mexicanos
6.35%, 02/12/48		273	206,670
6.95%, 01/28/60		839	656,098
Puma International Financing SA, 5.13%, 10/06/24(b)		483	405,719
QEP Resources, Inc.
5.38%, 10/01/22		228	200,640
5.25%, 05/01/23		329	261,555
5.63%, 03/01/26		202	128,270
Range Resources Corp.
5.88%, 07/01/22		57	57,000
5.00%, 08/15/22(f)		312	312,000
5.00%, 03/15/23		145	140,682
4.88%, 05/15/25		18	16,706
Rattler Midstream LP, 5.63%, 07/15/25(b)		316	324,690
Sabine Pass Liquefaction LLC, 4.50%, 05/15/30(b)		336	375,890
Saudi Arabian Oil Co.
3.50%, 04/16/29		449	492,777
3.50%, 04/16/29(b)		225	246,938
Shell International Finance BV, 4.38%, 05/11/45(f)		450	538,056
SM Energy Co.
6.13%, 11/15/22		24	18,120
10.00%, 01/15/25(b)		668	635,852
Southwestern Energy Co.
4.10%, 03/15/22		272	271,320
7.50%, 04/01/26		70	71,246
8.38%, 09/15/28		127	132,715
Stoneway Capital Corp.(e)(g)
10.00%, 03/01/27(b)		939	322,108
10.00%, 03/01/27		333	114,149
Suncor Energy, Inc., 6.50%, 06/15/38(f)		800	1,002,508
Sunoco Logistics Partners Operations LP, 5.40%, 10/01/47		212	204,346
Sunoco LP/Sunoco Finance Corp.
4.88%, 01/15/23		253	254,898
5.50%, 02/15/26		38	38,071
6.00%, 04/15/27		75	77,528
5.88%, 03/15/28		147	152,513
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50%, 09/15/24(b)(f)		572	549,681
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.13%, 02/01/25		156	156,390
5.88%, 04/15/26(f)		312	318,240
5.38%, 02/01/27		2	2,010
6.50%, 07/15/27		258	270,255
5.00%, 01/15/28(f)		404	398,950
6.88%, 01/15/29(f)		835	895,537
5.50%, 03/01/30(b)		443	445,304
4.88%, 02/01/31(b)		392	382,557
Transocean, Inc., 11.50%, 01/30/27(b)		195	64,467
Ultrapar International SA, 5.25%, 06/06/29(b)		529	553,043
Viper Energy Partners LP, 5.38%, 11/01/27(b)		184	187,809
Vivo Energy Investments BV, 5.13%, 09/24/27(b)		549	569,939
Williams Partners LP, 4.50%, 11/15/23(f)		1,750	1,913,957

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
WPX Energy, Inc.
8.25%, 08/01/23	USD	123	$138,068
5.25%, 09/15/24(f)		202	209,070
5.75%, 06/01/26		109	111,943
5.25%, 10/15/27		53	53,154
4.50%, 01/15/30		512	491,520
YPF SA, 8.50%, 07/28/25		542	312,666

			55,135,648

Pharmaceuticals — 2.2%
AbbVie, Inc.
4.75%, 03/15/45(b)		500	612,626
4.45%, 05/14/46(f)		1,000	1,192,605
Bausch Health Americas, Inc.(b)
9.25%, 04/01/26		61	67,253
8.50%, 01/31/27(f)		1,032	1,128,409
Bausch Health Cos., Inc.
5.50%, 03/01/23(b)(f)		658	656,355
4.50%, 05/15/23	EUR	552	635,276
5.88%, 05/15/23(b)	USD	15	14,963
6.13%, 04/15/25(b)		197	202,270
5.50%, 11/01/25(b)(f)		214	219,842
9.00%, 12/15/25(b)		608	664,362
5.75%, 08/15/27(b)		423	453,667
7.00%, 01/15/28(b)		193	204,097
5.00%, 01/30/28(b)		223	220,409
7.25%, 05/30/29(b)(f)		664	714,261
5.25%, 01/30/30(b)		653	644,870
Catalent Pharma Solutions, Inc.
4.88%, 01/15/26(b)		384	391,680
5.00%, 07/15/27(b)		477	497,272
2.38%, 03/01/28	EUR	124	137,664
Charles River Laboratories International, Inc.(b)
5.50%, 04/01/26	USD	514	537,130
4.25%, 05/01/28		199	207,955
CVS Health Corp., 5.05%, 03/25/48(f)		1,110	1,407,793
Elanco Animal Health, Inc., 5.90%, 08/28/28		342	398,071
Endo Dac/Endo Finance LLC/Endo Finco, Inc.(b)
9.50%, 07/31/27		270	289,632
6.00%, 06/30/28		200	154,500
Mednax, Inc.(b)
5.25%, 12/01/23(f)		198	199,485
6.25%, 01/15/27		323	333,401
Mylan NV, 3.95%, 06/15/26(f)		650	731,494
Nidda BondCo GmbH, 7.25%, 09/30/25	EUR	100	118,212
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24		100	113,262
Par Pharmaceutical, Inc., 7.50%, 04/01/27(b)(f)	USD	1,182	1,252,920
Rossini Sarl, 6.75%, 10/30/25	EUR	166	201,287
Synlab Bondco PLC, (3 mo. Euribor + 4.75%), 4.75%, 07/01/25(a)		100	117,035

			14,720,058

Producer Durables: Miscellaneous — 0.2%
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho, 10.00%, 11/30/24(b)(f)	USD	1,244	1,312,669

Real Estate Management & Development — 5.1%
ADLER Real Estate AG, 3.00%, 04/27/26	EUR	100	115,939
Agile Group Holdings Ltd.
5.75%, 01/02/25	USD	224	222,320
6.05%, 10/13/25		200	199,313

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) October 31, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development (continued)
Agile Group Holdings Ltd. (continued)
(5 year CMT + 11.08%), 7.75%(a)(i)	USD	205	$206,153
(5 year CMT + 11.29%), 7.88%(a)(i)		200	203,812
Central China Real Estate Ltd.
6.88%, 08/08/22		200	201,500
7.25%, 04/24/23		200	200,750
7.65%, 08/27/23		245	245,689
7.25%, 07/16/24		200	195,500
CFLD Cayman Investment Ltd.
8.63%, 02/28/21		200	199,563
6.90%, 01/13/23		400	372,125
8.60%, 04/08/24		400	367,250
China Aoyuan Group Ltd.
7.50%, 05/10/21		200	202,010
7.95%, 02/19/23		450	471,516
6.35%, 02/08/24		435	440,437
China Evergrande Group
8.25%, 03/23/22		200	168,125
9.50%, 04/11/22		200	170,375
11.50%, 01/22/23		450	375,328
12.00%, 01/22/24		250	209,844
China SCE Group Holdings Ltd.
7.25%, 04/19/23		200	204,812
7.38%, 04/09/24		450	460,266
7.00%, 05/02/25(j)		200	199,250
CIFI Holdings Group Co. Ltd.
7.63%, 03/02/21		200	202,313
6.55%, 03/28/24		200	210,750
6.45%, 11/07/24		200	210,062
6.00%, 07/16/25		200	205,625
5.95%, 10/20/25		200	206,000
Consus Real Estate AG, 9.63%, 05/15/24	EUR	100	123,453
Country Garden Holdings Co. Ltd.
6.50%, 04/08/24	USD	200	215,375
6.15%, 09/17/25		200	220,500
5.13%, 01/14/27		200	213,125
Easy Tactic Ltd.
8.75%, 01/10/21		200	198,063
9.13%, 07/28/22		400	376,625
8.13%, 02/27/23		200	175,063
8.63%, 02/27/24		200	171,625
Fantasia Holdings Group Co. Ltd.
8.38%, 03/08/21		200	200,063
11.75%, 04/17/22		200	208,125
12.25%, 10/18/22		200	210,437
9.25%, 07/28/23		400	389,625
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(b)(f)		265	265,000
Global Prime Capital Pte Ltd., 5.50%, 10/18/23		200	196,063
Greenland Global Investment Ltd.
5.60%, 11/13/22		200	192,875
6.25%, 12/16/22		200	198,563
Greystar Real Estate Partners LLC, 5.75%,
12/01/25(b)		120	121,500
Heimstaden Bostad AB, (5 year EUR Swap +
3.67%), 3.25%(a)(i)	EUR	100	115,009
Hopson Development Holdings Ltd., 7.50%,
06/27/22	USD	200	201,250
Howard Hughes Corp.(b)
5.38%, 03/15/25(f)		218	218,272

Security		Par (000)	Value

Real Estate Management & Development (continued)
Howard Hughes Corp.(b) (continued)
5.38%, 08/01/28	USD	443	$447,430
Kaisa Group Holdings Ltd.
11.25%, 04/09/22		200	203,750
11.95%, 10/22/22		200	204,875
11.50%, 01/30/23		200	203,063
10.88%, 07/23/23		200	198,000
11.95%, 11/12/23		200	203,250
9.38%, 06/30/24		400	361,938
KWG Group Holdings Ltd.
7.88%, 08/09/21		200	204,312
7.88%, 09/01/23		200	208,750
7.40%, 03/05/24		400	417,625
Logan Group Co. Ltd.
6.50%, 07/16/23		200	207,125
6.90%, 06/09/24		200	211,000
5.75%, 01/14/25		200	204,875
5.25%, 10/19/25		200	199,684
MAF Sukuk Ltd., 4.64%, 05/14/29		268	292,371
New Metro Global Ltd.
6.50%, 04/23/21		200	201,295
6.80%, 08/05/23		400	413,750
Powerlong Real Estate Holdings Ltd., 7.13%,
11/08/22		200	206,562
Redsun Properties Group Ltd.
9.95%, 04/11/22		200	206,062
10.50%, 10/03/22		200	207,812
RKPF Overseas Ltd.
Series 2019-A, 6.70%, 09/30/24		513	529,672
Series 2019-A, 6.00%, 09/04/25		200	199,313
Ronshine China Holdings Ltd.
11.25%, 08/22/21		200	207,562
10.50%, 03/01/22		200	209,312
8.95%, 01/22/23		200	204,600
7.35%, 12/15/23		304	304,665
Scenery Journey Ltd.
11.50%, 10/24/22		219	186,013
13.00%, 11/06/22		200	172,875
12.00%, 10/24/23		448	364,700
Seazen Group Ltd.
6.45%, 06/11/22		200	203,563
6.00%, 08/12/24		200	201,063
Shimao Group Holdings Ltd., 5.60%, 07/15/26		200	218,687
Shui On Development Holding Ltd., 5.75%, 11/12/23.		500	498,125
Sunac China Holdings Ltd.
7.25%, 06/14/22		200	201,188
7.95%, 10/11/23		200	202,875
7.50%, 02/01/24		200	199,438
6.65%, 08/03/24		224	217,770
7.00%, 07/09/25		400	387,700
Theta Capital Pte Ltd., 8.13%, 01/22/25		200	179,625
Times China Holdings Ltd.
6.75%, 07/16/23		313	321,999
6.75%, 07/08/25		553	557,092
Unique Pub Finance Co. PLC, Series M, 7.40%,
03/28/24	GBP	6,400	8,498,469
Wanda Group Overseas Ltd., 7.50%, 07/24/22	USD	200	190,125
Wanda Properties International Co. Ltd., 7.25%,
01/29/24		205	200,900

22	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development (continued)
Yango Justice International Ltd.
10.00%, 02/12/23	USD	400	$420,875
8.25%, 11/25/23		200	202,938
Yanlord Land HK Co. Ltd.
6.75%, 04/23/23		200	207,812
6.80%, 02/27/24		200	209,062
Yuzhou Group Holdings Co. Ltd.
8.63%, 01/23/22		200	206,500
8.50%, 02/04/23		200	209,375
8.50%, 02/26/24		400	416,125
8.38%, 10/30/24		200	207,062
7.70%, 02/20/25		200	199,063
7.38%, 01/13/26		205	196,799
Zhenro Properties Group Ltd.
9.15%, 03/08/22		200	205,062
8.70%, 08/03/22		200	203,812
7.88%, 04/14/24		400	398,375

			33,820,958

Road & Rail — 0.5%
Autostrade per l’Italia SpA, 5.88%, 06/09/24	EUR	200	265,103
Burlington Northern Santa Fe LLC, 4.38%,
09/01/42(f)	USD	500	625,066
Lima Metro Line Finance Ltd., 5.88%, 07/05/34(b)		2,104	2,524,901

			3,415,070

Semiconductors & Semiconductor Equipment — 1.3%
ams AG, 6.00%, 07/31/25	EUR	200	241,781
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27(f)	USD	2,600	2,870,092
Broadcom, Inc., 3.46%, 09/15/26(f)		688	749,780
Microchip Technology, Inc.
1.63%, 02/15/25(l)		102	229,928
4.25%, 09/01/25(b)(f)		1,374	1,426,444
ON Semiconductor Corp.
1.00%, 12/01/20(l)		327	440,606
3.88%, 09/01/28(b)		429	436,508
Qorvo, Inc., 3.38%, 04/01/31(b)		459	464,738
QUALCOMM, Inc., 4.65%, 05/20/35(f)		400	524,859
Sensata Technologies BV, 5.00%, 10/01/25(b)		368	401,725
Sensata Technologies UK Financing Co. PLC, 6.25%, 02/15/26(b)		222	229,770
Sensata Technologies, Inc.(b)
4.38%, 02/15/30		236	246,620
3.75%, 02/15/31		328	324,720

			8,587,571

Software — 1.9%
ACI Worldwide, Inc., 5.75%, 08/15/26(b)(f)		833	878,815
ANGI Group LLC, 3.88%, 08/15/28(b)		340	336,175
Black Knight InfoServ LLC, 3.63%, 09/01/28(b)		501	507,263
Boxer Parent Co., Inc.
6.50%, 10/02/25	EUR	100	121,135
7.13%, 10/02/25(b)	USD	566	606,820
9.13%, 03/01/26(b)		194	206,125
BY Crown Parent LLC, 7.38%, 10/15/24(b)(f)		900	909,000
BY Crown Parent LLC/BY Bond Finance, Inc., 4.25%, 01/31/26(b)		727	736,087
CDK Global, Inc.
4.88%, 06/01/27(f)		676	700,556
5.25%, 05/15/29(b)		164	175,923

Security		Par (000)	Value

Software (continued)
MSCI, Inc.(b)
4.00%, 11/15/29	USD	99	$103,322
3.63%, 09/01/30		116	119,190
3.88%, 02/15/31		868	907,060
Nuance Communications, Inc., 5.63%, 12/15/26		153	160,650
Open Text Corp., 3.88%, 02/15/28(b)		539	547,505
Open Text Holdings, Inc., 4.13%, 02/15/30(b)		539	559,212
PTC, Inc.(b)
3.63%, 02/15/25		214	217,879
4.00%, 02/15/28		242	250,168
Solera LLC/Solera Finance, Inc., 10.50%,
03/01/24(b)(f)		1,872	1,943,641
SS&C Technologies, Inc., 5.50%, 09/30/27(b)(f)		1,697	1,803,623
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%,
09/01/25(b)		783	794,040

			12,584,189

Specialty Retail — 0.3%
L Brands, Inc.
6.88%, 11/01/35(f)		478	485,170
6.75%, 07/01/36		79	79,806
PetSmart, Inc.(b)(f)
7.13%, 03/15/23		234	234,293
5.88%, 06/01/25		291	297,483
Staples, Inc., 7.50%, 04/15/26(b)(f)		749	700,315
Tendam Brands SAU, (3 mo. Euribor + 5.25%), 5.25%, 09/15/24(a)	EUR	100	90,600

			1,887,667

Technology Hardware, Storage & Peripherals(b) — 0.3%
Dell International LLC/EMC Corp., 7.13%,
06/15/24(f)	USD	756	783,428
NCR Corp.
5.75%, 09/01/27		259	266,932
5.00%, 10/01/28		143	141,570
6.13%, 09/01/29		93	97,418
5.25%, 10/01/30		145	143,550
Presidio Holdings, Inc., 4.88%, 02/01/27		333	341,844

			1,774,742

Textiles, Apparel & Luxury Goods — 0.0%
William Carter Co., 5.63%, 03/15/27(b)		202	211,974

Thrifts & Mortgage Finance — 0.1%
MGIC Investment Corp., 5.25%, 08/15/28		254	260,985
Nationstar Mortgage Holdings, Inc.(b)
6.00%, 01/15/27		238	238,000
5.50%, 08/15/28		330	329,175

			828,160

Tobacco — 0.4%
Altria Group, Inc., 4.50%, 05/02/43(f)		750	821,164
Philip Morris International, Inc., 4.38%, 11/15/41(f)		900	1,084,622
Reynolds American, Inc., 5.85%, 08/15/45		715	872,527

			2,778,313

Transportation Infrastructure — 0.5%
Delhi International Airport Ltd., 6.45%, 06/04/29		200	201,125
DP World Salaam, (5 year CMT + 5.75%),
6.00%(a)(i)		256	267,520
FedEx Corp.(f)
3.90%, 02/01/35		500	582,856
4.75%, 11/15/45		500	627,979

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) October 31, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Transportation Infrastructure (continued)
Heathrow Finance PLC, 4.13%, 09/01/29	GBP	100	$115,947
JSL Europe SA, 7.75%, 07/26/24	USD	540	548,978
Transurban Finance Co. Pty Ltd., 4.13%, 02/02/26(b)(f)		520	581,818

			2,926,223

Utilities — 1.9%
AES Panama Generation Holdings SRL, 4.38%, 05/31/30(b)		335	353,478
Centrais Eletricas Brasileiras SA(b)
3.63%, 02/04/25		424	424,132
4.63%, 02/04/30		233	235,912
ContourGlobal Power Holdings SA
3.38%, 08/01/23	EUR	100	115,710
4.13%, 08/01/25		100	117,321
Electricite de France SA, (10 year USD Swap + 3.71%), 5.25%(a)(b)(f)(i)	USD	7,500	7,774,500
Emera US Finance LP, 4.75%, 06/15/46(f)		200	241,835
Genneia SA, 8.75%, 01/20/22(b)(f)		700	531,344
Inkia Energy Ltd., 5.88%, 11/09/27(b)(f)		455	472,347
Mong Doung Finacial Holdings BV, 5.13%, 05/07/29		250	254,766
Orano SA, 2.75%, 03/08/28	EUR	100	113,553
Pattern Energy Operations LP/Pattern Energy
Operations, Inc., 4.50%, 08/15/28(b)(f)	USD	762	794,484
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.85%, 10/14/38(b)		535	551,050
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33		181	199,200
Vistra Operations Co. LLC(b)
5.50%, 09/01/26		80	82,800
5.63%, 02/15/27		428	446,190

			12,708,622

Wireless Telecommunication Services — 2.9%
Altice France SA
7.38%, 05/01/26(b)(f)		2,017	2,105,143
5.88%, 02/01/27	EUR	100	121,415
8.13%, 02/01/27(b)(f)	USD	780	848,250
5.50%, 01/15/28(b)(f)		757	766,936
5.13%, 01/15/29(b)		201	200,683
Comunicaciones Celulares SA Via Comcel Trust, 6.88%, 02/06/24(b)		1,000	1,022,500
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 9.88%, 05/01/24(b)		18	18,945
Kenbourne Invest SA, 6.88%, 11/26/24(b)		529	552,640
Matterhorn Telecom SA, 4.00%, 11/15/27	EUR	100	113,553
Millicom International Cellular SA
5.13%, 01/15/28	USD	514	539,379
4.50%, 04/27/31(b)		400	406,000
PPF Telecom Group BV, 3.25%, 09/29/27	EUR	100	116,761
SBA Communications Corp.(f)
4.88%, 09/01/24	USD	1,256	1,283,381
3.88%, 02/15/27(b)		939	954,259
Sprint Corp.
7.88%, 09/15/23		604	688,560
7.13%, 06/15/24(f)		558	641,812
7.63%, 02/15/25		242	285,560
7.63%, 03/01/26(f)		816	993,048
T-Mobile USA, Inc.
6.50%, 01/15/26		286	298,012
4.50%, 02/01/26		570	584,250

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
T-Mobile USA, Inc. (continued)
4.75%, 02/01/28(f)	USD	800	$857,117
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 8.25%, 10/15/23		204	200,940
VEON Holdings BV, 4.00%, 04/09/25(b)		200	208,812
VICI Properties LP/VICI Note Co., Inc.(b)
3.50%, 02/15/25		503	504,861
4.25%, 12/01/26(f)		1,546	1,572,050
3.75%, 02/15/27		534	535,335
4.63%, 12/01/29		640	664,966
4.13%, 08/15/30(f)		1,325	1,341,562
Vmed O2 UK Financing I PLC, 3.25%, 01/31/31	EUR	100	113,845
VTR Comunicaciones SpA, 5.13%, 01/15/28(b)	USD	467	492,393

			19,032,968

Total Corporate Bonds — 80.5% (Cost: $520,605,475)			533,737,060

Floating Rate Loan Interests(a)

Aerospace & Defense — 0.0%
Spirit Aerosystems, Inc., 2020 Term Loan B, (1 mo. LIBOR + 5.25%), 6.00%, 01/15/25		237	236,408

Airlines — 0.1%
Delta Air Lines, Inc., 2020 1st Lien Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/20/27		381	379,175
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/25/27		223	226,303

			605,478

Auto Components — 0.1%
Panther BF Aggregator 2 LP, USD Term Loan B, (1 mo. LIBOR + 3.50%), 3.65%, 04/30/26		329	318,585

Building Products — 0.0%
CPG International, Inc., 2017 Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/05/24		119	118,280

Capital Markets — 0.1%
Deerfield Dakota Holding LLC, 2020 USD Term Loan B, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 04/09/27		106	103,570
Jefferies Finance LLC, 2019 Term Loan, (1 mo. LIBOR + 3.00%), 3.19%, 06/03/26		289	280,339

			383,909

Chemicals — 0.4%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 01/31/24		1,211	1,187,147
Ascend Performance Materials Operations LLC, 2019 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 08/27/26		495	492,525
Charter NEX US, Inc., Incremental Term Loan, (1 mo. LIBOR + 3.25%), 3.40%, 05/16/24		219	212,991
Illuminate Buyer LLC, Term Loan, (1 mo. LIBOR + 4.00%), 4.15%, 06/16/27		348	341,746

24	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals (continued)
Invictus US LLC, 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 6.90%, 03/30/26	USD	59	$55,373
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 05/15/24		263	248,954

			2,538,736

Commercial Services & Supplies — 0.4%
Asurion LLC
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 6.65%, 08/04/25		483	482,849
2017 Term Loan B4, (1 mo. LIBOR + 3.00%), 3.15%, 08/04/22		94	92,855
Dealer Tire LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 4.40%, 12/12/25		94	91,812
Diamond (BC) BV, USD Term Loan, (1 mo. LIBOR + 3.00%), 3.21%, 09/06/24		836	798,825
GFL Environmental, Inc., 2018 USD Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 05/30/25		182	180,004
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.44%, 09/19/26(c)		67	63,687
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 4.65%, 08/27/25		1,152	1,128,510

			2,838,542

Construction & Engineering — 0.4%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 06/21/24		2,121	1,969,685
SRS Distribution, Inc.
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 05/23/25		347	335,618
2019 Incremental Term Loan B, 0.00%, 05/23/25(m)		67	66,364

			2,371,667

Construction Materials — 0.0%
Forterra Finance LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/25/23		121	120,310

Containers & Packaging — 0.1%
BWAY Holding Co., 2017 Term Loan B, (2 mo. LIBOR + 3.25%), 3.48%, 04/03/24		445	415,344

Diversified Consumer Services — 0.1%
Amentum Government Services Holdings LLC, Term Loan B, (1 mo. LIBOR + 3.50%), 3.65%, 02/01/27		81	77,364
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 07/12/24		113	110,394
BidFair MergerRight, Inc., Term Loan B, (1 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 01/15/27		408	404,477
TruGreen Limited Partnership, 2020 2nd Lien Term Loan, 10/30/28(c)(m)		201	196,980

			789,215

Diversified Financial Services — 0.2%
Advisor Group, Inc., 2019 Term Loan B, (1 mo. LIBOR + 5.00%), 5.00%, 07/31/26		121	116,510
Applecaramel Buyer LLC, Term Loan B, (6 mo. LIBOR + 4.00%), 4.50%, 10/19/27		678	667,464

Security		Par (000)	Value

Diversified Financial Services (continued)
Credito Real SAB de CV Sofom ENR, Term Loan B, (3 mo. LIBOR + 3.75%), 4.00%, 02/17/23(c)	USD	80	$72,160
Milano Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%), 4.75%, 10/01/27		583	572,314
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 02/28/27(c)		94	91,192

			1,519,640

Diversified Telecommunication Services — 0.5%
Frontier Communications Corp., 2017 Term Loan B1, (PRIME + 2.75%), 6.00%, 06/15/24		823	806,267
Intelsat Jackson Holdings SA
2017 Term Loan B3, (PRIME + 4.75%), 8.00%, 11/27/23		107	107,487
2017 Term Loan B4, (PRIME + 5.50%), 8.75%, 01/02/24		330	331,169
2017 Term Loan B5, (Fixed + 8.62%), 8.63%, 01/02/24		1,841	1,849,234

			3,094,157

Health Care Equipment & Supplies — 0.2%
Ortho-Clinical Diagnostics SA
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.39%, 06/30/25		171	164,648
EUR Term Loan B, (EURIBOR + 3.50%), 3.50%, 06/30/25	EUR	995	1,113,922

			1,278,570

Health Care Providers & Services — 0.4%
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 06/30/25	USD	408	405,693
Da Vinci Purchaser Corp., 2019 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 01/08/27		232	229,415
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 10/10/25		795	564,706
Gentiva Health Services, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.25%), 3.44%, 07/02/25		206	201,748
Quorum Health Corp., 2020 Term Loan, (3 mo. LIBOR + 8.25%, 1.00% Floor), 9.25%, 04/29/25		219	201,386
RegionalCare Hospital Partners Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 3.90%, 11/16/25		169	163,194
Sotera Health Holdings LLC, 2019 Term Loan, (3 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 12/11/26		625	622,251

			2,388,393

Health Care Services — 0.0%
Emerald TopCo., Inc., Term Loan, (1 mo. LIBOR + 3.50%), 3.65%, 07/24/26		204	196,803

Hotels, Restaurants & Leisure — 0.0%
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 3.72%, 07/10/25		40	40,238

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Corp., 2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 2.15%, 08/12/26		45	43,651

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) October 31, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Industrial Conglomerates — 0.1%
PSAV Holdings LLC, 2018 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 8.25%, 09/01/25	USD	622	$252,818
Sequa Mezzanine Holdings LLC, 2020 Extended Term Loan, (3 mo. LIBOR + 6.75%, 1.00% Floor), 7.75%, 11/28/23		202	190,984
Vertiv Group Corp., Term Loan B, (1 mo. LIBOR + 3.00%), 3.15%, 03/02/27		431	422,323

			866,125

Insurance — 0.3%
Alliant Holdings I, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 2.90%, 05/09/25		252	241,997
HUB International Ltd., 2019 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 04/25/25		245	243,586
Ryan Specialty Group LLC, Term Loan, (1 mo. LIBOR + 3.25%), 4.00%, 09/01/27		238	235,917
Sedgwick Claims Management Services, Inc. 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 12/31/25		751	719,799
2019 Term Loan B, (1 mo. LIBOR + 4.00%), 4.15%, 09/03/26		277	269,207
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 09/03/26		411	405,492

			2,115,998

Interactive Media & Services — 0.0%
Camelot U.S. Acquisition 1 Co., 2020 Incremental Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/30/26		151	149,176
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/06/24		170	164,529

			313,705

Internet & Direct Marketing Retail — 0.0%
CNT Holdings I Corp., 2020 Term Loan, 10/16/27(m)		294	290,202

IT Services — 0.3%
Camelot U.S. Acquisition 1 Co., Term Loan B, (1 mo. LIBOR + 3.00%), 3.15%, 10/30/26		204	198,747
Flexential Intermediate Corp.
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50%), 3.72%, 08/01/24		173	149,351
2nd Lien Term Loan, (3 mo. LIBOR + 7.25%), 7.50%, 08/01/25		75	45,053
Greeneden US Holdings II LLC 2018 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 12/01/23		202	200,289
2020 USD Term Loan B, 10/08/27(m)		137	134,684
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 3.65%, 02/12/27		215	187,859
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 3.18%, 11/03/23		136	132,611
Veritas US, Inc., 2020 USD Term Loan B, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 09/01/25		1,107	1,082,343

			2,130,937

Machinery — 0.3%
Ingersoll-Rand Services Co., 2020 USD Spinco Term Loan, (1 mo. LIBOR + 1.75%), 1.90%, 03/01/27		106	101,779

Security		Par (000)	Value

Machinery (continued)
MHI Holdings LLC, Term Loan B, (1 mo. LIBOR + 5.00%), 5.14%, 09/21/26	USD	520	$513,579
Titan Acquisition Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 3.36%, 03/28/25		1,605	1,521,616

			2,136,974

Media — 0.5%
Altice Financing SA, 2017 USD Term Loan B, 07/15/25(m)		44	42,076
Altice France SA, 2018 Term Loan B13, (3 mo. LIBOR + 4.00%), 4.24%, 08/14/26		208	201,580
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 3.71%, 08/21/26		881	800,930
Connect Finco Sarl, Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 12/11/26		237	231,369
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/01/23		91	76,211
Radiate Holdco LLC, 2020 Term Loan, (1 mo. LIBOR + 3.50%), 4.25%, 09/25/26		46	45,457
Terrier Media Buyer, Inc., Term Loan B, (1 mo. LIBOR + 4.25%), 4.40%, 12/17/26		197	191,473
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 03/09/27		1,684	1,619,700

			3,208,796

Oil, Gas & Consumable Fuels — 0.2%
Ascent Resources - Utica, 2020 Fixed 2nd Lien Term Loan, 9.00%, 01/31/21(n)		927	974,509
CITGO Holding, Inc., 2019 Term Loan B, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 08/01/23		241	220,824
CONSOL Energy, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 4.65%, 09/27/24		131	100,830
McDermott Technology Americas, Inc., 2020 Make Whole Term Loan, (1 mo. LIBOR + 3.00%), 3.14%, 06/30/24(c)		17	13,764

			1,309,927

Pharmaceuticals — 0.2%
Endo Luxembourg Finance Co. I Sarl, 2017 Term Loan B, (3 mo. LIBOR + 4.25%), 5.00%, 04/29/24		594	562,412
Jaguar Holding Co. II, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 08/18/22		303	300,886
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.15%, 06/02/25		192	187,519

			1,050,817

Professional Services — 0.1%
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 3.75%), 3.91%, 02/06/26		410	403,192

Software — 0.7%
Barracuda Networks, Inc., 2020 2nd Lien Term Loan, 10/30/28(m)		97	96,394
BMC Software Finance, Inc., 2018 USD Term Loan B, (1 mo. LIBOR + 4.25%), 4.40%, 10/02/25		249	241,974
By Crown Parent LLC, Term Loan B1, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 01/31/26		37	35,757
Castle US Holding Corp., USD Term Loan B, (3 mo. LIBOR + 3.75%), 3.97%, 01/29/27		263	246,550

26	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
Cypress Intermediate Holdings III, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 04/29/24	USD	129	$127,473
Digicel International Finance Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.25%), 3.80%, 05/28/24		247	215,436
Epicor Software Corp.
2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 8.75%, 07/31/28		117	119,486
2020 Term Loan, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 07/30/27		323	321,703
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, (1 mo. LIBOR + 3.25%), 3.40%, 10/01/25		245	240,610
Infoblox, Inc., 2020 Term Loan B, 10/07/27(m)		469	460,792
Informatica LLC
2020 USD 2nd Lien Term Loan, (Fixed + 7.12%), 7.13%, 02/25/25		538	544,725
2020 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 02/25/27		252	242,798
Mitchell International, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.40%, 11/29/24		170	161,936
Omnitracs, Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 8.00%), 8.15%, 10/01/28		66	64,907
Renaissance Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.40%, 05/30/25		18	17,492
Solera LLC, USD Term Loan B, (2 mo. LIBOR + 2.75%), 2.92%, 03/03/23		145	140,800
Sophia LP, 2020 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 4.50%, 10/07/27		783	769,462
SS&C Technologies Holdings Europe Sarl, 2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 1.90%, 04/16/25		88	85,199
SS&C Technologies, Inc., 2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 1.90%, 04/16/25		139	135,305
Tempo Acquisition LLC, 2020 Extended Term Loan, (1 mo. LIBOR + 3.25%), 3.75%, 11/02/26		40	38,867
Tibco Software, Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.40%, 03/03/28		232	225,813
Ultimate Software Group, Inc., Term Loan B, (1 mo. LIBOR + 3.75%), 3.90%, 05/04/26		308	302,560

			4,836,039

Specialty Retail — 0.1%
PetSmart, Inc., Consenting Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 03/11/22		684	676,057

Wireless Telecommunication Services — 0.1%
Xplornet Communications, Inc., 2020 Term Loan B, (1 mo. LIBOR + 4.75%), 4.90%, 06/10/27		357	349,427

Total Floating Rate Loan Interests — 5.9% (Cost: $40,020,934)			38,986,122

Foreign Agency Obligations

Bahrain — 0.2%
Bahrain Government International Bond, 6.75%, 09/20/29		265	286,780

Security		Par (000)	Value

Bahrain (continued)
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25	USD	430	$484,959
CBB International Sukuk Programme Co. SPC, 6.25%, 11/14/24(b)		299	322,359

			1,094,098

Colombia — 0.5%
Colombia Government International Bond
8.13%, 05/21/24		385	464,310
4.50%, 01/28/26(f)		1,437	1,591,927
3.88%, 04/25/27(f)		944	1,018,104
4.13%, 05/15/51		200	209,500

			3,283,841

Dominican Republic — 0.3%
Dominican Republic International Bond
5.50%, 01/27/25		445	475,455
5.95%, 01/25/27		831	906,569
4.88%, 09/23/32(b)		350	356,672
6.40%, 06/05/49		271	275,742

			2,014,438

Egypt — 0.5%
Egypt Government International Bond
5.75%, 05/29/24(b)		450	460,406
5.88%, 06/11/25		803	823,828
7.60%, 03/01/29		1,269	1,319,760
6.38%, 04/11/31(b)	EUR	130	144,733
8.50%, 01/31/47(b)	USD	502	498,235

			3,246,962

Iceland — 0.6%
Iceland Government International Bond, 5.88%, 05/11/22(f)		3,415	3,644,326

Indonesia — 0.4%
Indonesia Government International Bond
4.75%, 01/08/26		200	231,562
4.10%, 04/24/28		1,629	1,845,861
5.35%, 02/11/49(f)		295	393,733

			2,471,156

Mexico — 0.1%
Mexico Government International Bond
4.15%, 03/28/27		330	367,290
3.75%, 01/11/28(f)		200	216,500

			583,790

Mongolia — 0.0%
Mongolia Government International Bond, 8.75%, 03/09/24		250	284,453

Panama — 0.2%
Panama Government International Bond
3.16%, 01/23/30		978	1,066,326
4.50%, 04/16/50		407	501,627

			1,567,953

Paraguay — 0.1%
Paraguay Government International Bond
4.95%, 04/28/31		220	256,589
5.40%, 03/30/50		569	690,090

			946,679

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Peru — 0.2%
Peruvian Government International Bond
2.78%, 01/23/31	USD	771	$834,993
5.63%, 11/18/50		318	507,111

			1,342,104

Portugal — 0.7%
Portugal Government International Bond, 5.13%, 10/15/24(b)(f)		3,680	4,294,928

Qatar — 0.3%
Qatar Government International Bond
4.50%, 04/23/28		572	684,970
4.00%, 03/14/29(b)(f)		878	1,027,260
4.40%, 04/16/50		400	508,000

			2,220,230

Romania — 0.1%
Romanian Government International Bond, 3.00%, 02/14/31(b)		538	555,989

Russia — 0.2%
Russian Foreign Bond-Eurobond
4.75%, 05/27/26		400	456,125
4.25%, 06/23/27		600	675,188

			1,131,313

Saudi Arabia — 0.2%
Saudi Government International Bond
4.38%, 04/16/29(b)		200	235,125
4.50%, 04/17/30		1,051	1,258,901

			1,494,026

South Africa — 0.0%
Republic of South Africa Government International Bond, 5.88%, 05/30/22		210	222,075

Sri Lanka — 0.1%
Sri Lanka Government International Bond
6.85%, 03/14/24		200	113,625
6.35%, 06/28/24		200	113,125
7.85%, 03/14/29		400	216,125
7.55%, 03/28/30		200	108,125

			551,000

Ukraine — 0.3%
Ukraine Government International Bond
7.75%, 09/01/22		136	142,324
7.75%, 09/01/23		221	229,509
8.99%, 02/01/24		424	452,832
7.75%, 09/01/24		280	289,187
7.75%, 09/01/25		226	231,085
7.25%, 03/15/33(b)		571	536,740

			1,881,677

Security		Par (000)	Value

Uruguay — 0.0%
Uruguay Government International Bond, 4.98%, 04/20/55	USD	198	$261,610

Total Foreign Agency Obligations — 5.0% (Cost: $31,395,987)			33,092,648

Municipal Bonds

California — 0.0%
California County Tobacco Securitization Agency, Refunding RB, CAB, Series B-2, Subordinate, 0.00%, 06/01/55(k)		1,230	213,331

Total Municipal Bonds — 0.0% (Cost: $198,142)			213,331

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 11.7%
American Home Mortgage Assets Trust, Series 2006-5, Class A1, (12 mo. MTA + 0.92%), 1.80%, 11/25/46(a)		4,896	2,087,311
CHL Mortgage Pass-Through Trust
Series 2006-3, Class 1A1, (1 mo. LIBOR US + 0.24%), 0.39%, 03/25/36(a)		7,545	7,134,779
Series 2007-J2, Class 2A1, (1 mo. LIBOR US + 0.65%), 0.80%, 07/25/37(a)		3,118	844,914
Series 2007-J2, Class 2A8, 6.00%, 07/25/37		1,722	1,049,690
Citigroup Mortgage Loan Trust, Series 2006-AR7, Class 2A3A, 3.02%, 11/25/36(a)		2,387	2,251,986
Countrywide Alternative Loan Trust
Series 2005-9CB, Class 1A3, (1 mo. LIBOR US + 0.45%), 0.60%, 05/25/35(a)		2,184	1,934,189
Series 2006-40T1, Class 2A5, (1 mo. LIBOR US + 0.40%), 0.55%, 12/25/36(a)		2,315	216,167
Series 2006-7CB, Class 2A1, 6.50%, 05/25/36		1,862	1,247,329
Series 2006-J7, Class 2A1, (11th District Cost of Funds + 1.50%), 2.03%, 11/20/46(a)		4,458	3,208,643
Series 2006-J8, Class A5, 6.00%, 02/25/37		2,194	1,413,624
Series 2006-OA14, Class 3A1, (12 mo. MTA + 0.85%), 1.73%, 11/25/46(a)		6,701	5,815,238
Series 2006-OA16, Class A2, (1 mo. LIBOR US + 0.19%), 0.34%, 10/25/46(a)		4,273	4,030,841
Series 2006-OA18, Class A1, (1 mo. LIBOR US + 0.12%), 0.27%, 12/25/46(a)		2,666	2,486,502
Series 2006-OA6, Class 1A1A, (1 mo. LIBOR US + 0.21%), 0.36%, 07/25/46(a)		4,852	3,801,575
Series 2006-OA8, Class 1A1, (1 mo. LIBOR US + 0.19%), 0.34%, 07/25/46(a)		1,848	1,620,061
Series 2007-12T1, Class A22, 5.75%, 06/25/37		4,141	2,928,954
Series 2007-12T1, Class A5, 6.00%, 06/25/37		2,010	1,460,521
Series 2007-19, Class 1A1, 6.00%, 08/25/37		670	491,436
Series 2007-22, Class 2A16, 6.50%, 09/25/37		8,084	4,717,376
Series 2007-23CB, Class A1, 6.00%, 09/25/37		5,076	3,707,911

28	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Countrywide Alternative Loan Trust (continued)
Series 2007-4CB, Class 1A3, (1 mo. LIBOR US + 0.35%), 0.50%, 04/25/37(a)	USD	2,650	$2,062,647
Series 2007-OA2, Class 1A1, (12 mo. MTA + 0.84%), 1.72%, 03/25/47(a)		3,165	2,666,158
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA5, Class 3A1, (1 mo. LIBOR US + 0.20%), 0.35%, 04/25/46(a)		5,916	5,403,219
CSMC, Series 2011-4R, Class 1A2, (1 mo. LIBOR US + 1.50%), 1.66%, 09/27/37(a)(b)		2,000	1,825,358
Morgan Stanley Re-REMIC Trust, Series 2010-R5, Class 7B, 0.58%, 05/26/37(b)(c)		7,298	7,370,850
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AF1, Class 1A2, 6.16%, 05/25/36(a)		7,342	2,418,832
Residential Asset Securitization Trust, Series 2006-A8, Class 2A5, (1 mo. LIBOR US + 0.60%), 0.75%, 08/25/36(a)		6,382	725,848
WaMu Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A, (12 mo. MTA + 0.77%), 1.65%, 05/25/47(a)		2,900	2,603,041

Total Non-Agency Mortgage-Backed Securities — 11.7% (Cost: $84,548,338)			77,525,000

Preferred Securities

Capital Trusts — 10.4%

Automobiles — 0.1%
General Motors Financial Co., Inc., Series C, 5.70%(a)(i)		395	408,825

Banks — 1.9%
AIB Group PLC, 5.25%(a)(i)	EUR	200	221,866
Al Ahli Bank of Kuwait KSCP, 7.25%(a)(i)	USD	200	205,062
Banco Bilbao Vizcaya Argentaria SA, 8.88%(a)(i)	EUR	200	238,171
Bank of East Asia Ltd., 5.88%(a)(i)	USD	250	254,141
Bankia SA, 6.38%(a)(i)	EUR	200	232,639
BBVA Bancomer SA, 5.13%, 01/18/33(a)	USD	782	770,270
Burgan Bank SAK, 5.75%(a)(i)		250	246,953
CIT Group, Inc., Series A, 5.80%(a)(f)(i)		282	277,770
HBOS Capital Funding LP, 6.85%(i)		210	211,785
ING Groep NV, 6.75%(a)(i)		200	211,780
Nanyang Commercial Bank Ltd., 5.00%(a)(i)		200	199,375
TMB Bank PCL, 4.90%(a)(i)		250	236,719
Wells Fargo & Co.(a)(f)(i)
Series S, 5.90%		8,800	8,876,723
Series U, 5.88%		456	489,234

			12,672,488

Capital Markets — 0.7%
Bank of New York Mellon Corp., Series D, 4.50%(a)(f)(i)		4,567	4,514,982

Consumer Finance — 0.5%
Capital One Financial Corp., Series E, 4.05%(a)(i)		3,500	3,164,735

Diversified Financial Services(a)(i) — 5.9%
Banco Santander SA, 4.38%	EUR	200	202,266
Bank of America Corp.
Series AA, 6.10%(f)	USD	3,890	4,294,210
Series DD, 6.30%		205	232,675
Series U, 5.20%(f)		1,750	1,742,908

Security		Par (000)	Value

Diversified Financial Services (continued)
Bank of America Corp. (continued)
Series X, 6.25%(f)	USD	6,175	$6,737,243
Series Z, 6.50%		170	190,061
BNP Paribas SA(b)
7.20%(f)		4,000	4,259,080
4.50%		265	252,413
Credit Agricole SA, 6.50%	EUR	100	118,574
Credit Suisse Group AG(b)
5.10%	USD	200	193,500
6.38%		585	628,144
7.50%		200	212,002
HSBC Holdings PLC(f)
6.50%		655	701,177
6.00%		695	720,482
JPMorgan Chase & Co.
Series FF, 5.00%(f)		1,025	1,025,000
Series HH, 4.60%		320	315,520
Series I, 3.68%		181	170,593
Series Q, 5.15%(f)		5,500	5,512,170
Series R, 6.00%		228	233,130
Series V, 3.55%(f)		1,420	1,320,685
Morgan Stanley, Series H, 3.85%(f)		5,377	5,175,162
Natwest Group PLC(f)
6.00%		1,185	1,226,119
8.63%		200	206,422
Societe Generale SA, 6.75%(b)(f)		3,000	3,153,750
UBS Group AG, 5.75%	EUR	200	240,493
Woori Bank, 4.25%	USD	250	257,031

			39,320,810

Diversified Telecommunication Services(a)(i) — 0.1%
Koninklijke KPN NV, 2.00%	EUR	100	113,262
Telefonica Europe BV
5.88%		100	126,232
4.38%		100	120,687

			360,181

Electric Utilities(a) — 0.4%
Naturgy Finance BV, 4.13%(i)		100	121,005
NextEra Energy Capital Holdings, Inc., 5.65%, 05/01/79	USD	2,500	2,830,372

			2,951,377

Electronic Equipment, Instruments & Components — 0.0%
Belden, Inc., 4.13%, 10/15/26	EUR	100	116,800

Industrial Conglomerates — 0.2%
General Electric Co., Series D, 5.00%(a)(f)(i)	USD	1,383	1,120,230

Insurance(a) — 0.6%
Achmea BV, 4.63%(i)	EUR	200	229,145
Allstate Corp., Series B, 5.75%, 08/15/53(f)	USD	2,000	2,121,900
Heungkuk Life Insurance Co. Ltd., 4.48%(i)		200	200,000
Voya Financial, Inc., 5.65%, 05/15/53(f)		1,090	1,124,074

			3,675,119

Real Estate Management & Development — 0.0%
Citycon OYJ, 4.50%(a)(i)	EUR	100	101,470

Utilities — 0.0%
Electricite de France SA, 3.00%(a)(i)		200	228,275

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) October 31, 2020	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Wireless Telecommunication Services — 0.0%
Vodafone Group PLC, 3.10%, 01/03/79(a)	EUR	200	$235,842

Total Capital Trusts — 10.4%			68,871,134

		Shares

Preferred Stocks — 4.1%(i)

Banks — 0.2%
Truist Bank, 9.00%(b)(c)		15	1,571,250

Capital Markets(a) — 2.2%
Goldman Sachs Group, Inc., Series J, 5.50%		395,017	10,353,396
Morgan Stanley
Series F, , 6.88%		100,000	2,794,000
Series K, , 5.85%		60,125	1,694,322

			14,841,718

Equity Real Estate Investment Trusts (REITs) — 1.7%
Firstar Realty LLC, 8.88%(b)		10,000	11,000,000

Total Preferred Stocks — 4.1%			27,412,968

Total Preferred Securities — 14.5% (Cost: $96,510,691)			96,284,102

		Par (000)

U.S. Government Sponsored Agency Securities

Agency Obligations — 0.2%
Fannie Mae Mortgage-Backed Securities, 4.50%, 10/01/48 — 02/01/50	USD	1,161	1,253,974
Freddie Mac Mortgage-Backed Securities, 4.50%, 11/01/48		350	378,888

			1,632,862

Collateralized Mortgage Obligations — 1.0%
Freddie Mac Mortgage-Backed Securities, Series 4480, Class ZX, 4.00%, 11/15/44		5,568	6,330,656

Mortgage-Backed Securities — 12.5%
Fannie Mae Mortgage-Backed Securities(f)
4.50%, 07/01/55		11,721	13,374,382
4.00%, 02/01/56-04/01/56		12,029	13,575,478
Uniform Mortgage-Backed Securities
4.50%, 11/01/23-04/01/50(f)		25,249	27,679,985
4.00%, 02/01/34-09/01/49(f)		21,058	23,350,999
2.00%, 11/01/50		4,700	4,849,188

			82,830,032

Total U.S. Government Sponsored Agency Securities — 13.7% (Cost: $87,055,082)			90,793,550

		Shares

Warrants

Entertainment — 0.0%
Aviron Capital LLC (Expires 12/16/31)(c)(e)(g)		10	—

Security	Shares	Value

Oil, Gas & Consumable Fuels — 0.0%
SM Energy Co. (Expires 06/30/23)(e)	14,537	$23,259

Total Warrants — 0.0% (Cost: $62,364)		23,259

Total Long-Term Investments — 150.3% (Cost: $980,580,004)		996,309,914

Short-Term Securities

Money Market Funds — 2.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(o)(p)	17,576,490	17,576,490

Total Short-Term Securities — 2.6% (Cost: $17,576,490)		17,576,490

Options Purchased — 0.4% (Cost: $2,056,186)		2,379,894

Total Investments Before Options Written — 153.3% (Cost: $1,000,212,680)		1,016,266,298

Options Written — (0.6)% (Premiums Received: $(4,114,341))		(4,220,236)

Total Investments, Net of Options Written — 152.7% (Cost: $996,098,339)		1,012,046,062

Liabilities in Excess of Other Assets — (52.7)%		(349,192,797)

Net Assets — 100.0%		$662,853,265

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Amount is less than 500.
(e)	Non-income producing security.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Perpetual security with no stated maturity date.
(j)	When-issued security.
(k)	Zero-coupon bond.
(l)	Convertible security.
(m)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(n)	Fixed rate.
(o)	Affiliate of the Trust.
(p)	Annualized 7-day yield as of period end.

30	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	BlackRock Multi-Sector Income Trust (BIT)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended October 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 10/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$7,913,547$	9,662,943	(a)	$—	$—	$—	$17,576,490	17,576,490	$50,542	$12

(a)	Represents net amount purchased (sold).

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
Barclays Capital, Inc.	1.25	%(b)	01/14/20	Open	$769,995	$779,401	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	01/16/20	Open	373,965	378,486	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	01/24/20	Open	1,213,669	1,227,584	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	01/31/20	Open	702,487	706,254	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	02/12/20	Open	728,722	736,303	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	03/02/20	Open	331,875	333,208	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	03/02/20	Open	190,153	191,711	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.75	(b)	03/02/20	Open	670,442	678,456	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	0.25	(b)	03/02/20	Open	300,286	301,129	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	0.25	(b)	03/02/20	Open	253,869	254,581	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	0.25	(b)	03/02/20	Open	408,939	410,086	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	0.50	(b)	03/02/20	Open	403,394	405,204	Foreign Agency Obligations	Open/Demand
Goldman Sachs & Co. LLC	0.50	(b)	03/02/20	Open	1,148,447	1,153,599	Capital Trusts	Open/Demand
Goldman Sachs & Co. LLC	0.55	(b)	03/02/20	Open	677,177	680,442	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	0.60	(b)	03/02/20	Open	771,542	775,522	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.45	(b)	03/02/20	Open	3,535,000	3,551,477	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.45	(b)	03/23/20	Open	103,000	103,348	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.60	(b)	03/31/20	Open	682,387	688,878	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(0.25	)(b)	04/02/20	Open	136,203	136,011	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.45	(b)	04/02/20	Open	1,276,000	1,280,060	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.60	(b)	04/03/20	Open	169,871	171,449	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	0.75	(b)	04/14/20	Open	107,900	108,350	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.00	(b)	04/15/20	Open	3,265,594	3,283,645	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.70	(b)	04/15/20	Open	111,825	112,876	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.75	(b)	04/15/20	Open	1,785,737	1,803,012	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.75	(b)	04/15/20	Open	551,816	557,154	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.75	(b)	04/15/20	Open	264,663	267,223	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.75	(b)	04/15/20	Open	7,700,000	7,774,487	Capital Trusts	Open/Demand
Barclays Bank PLC	1.75	(b)	04/15/20	Open	304,688	307,635	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	04/24/20	Open	399,779	402,388	Corporate Bonds	Open/Demand
Barclays Bank PLC	0.90	(b)	05/04/20	Open	4,075,000	4,093,337	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.75	(b)	05/04/20	Open	6,084,375	6,137,613	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	(b)	05/07/20	Open	828,200	832,272	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	05/08/20	Open	221,888	223,228	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.75	(b)	05/11/20	Open	277,939	280,276	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	(b)	06/29/20	Open	1,798,912	1,805,109	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.00	(b)	06/30/20	Open	1,066,295	1,069,938	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.00	(b)	06/30/20	Open	690,750	693,110	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	(b)	06/30/20	Open	1,460,322	1,465,312	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.20	(b)	07/01/20	Open	370,825	372,333	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.65	(b)	07/10/20	Open	413,313	415,415	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	07/14/20	Open	526,000	527,366	Corporate Bonds	Open/Demand
BNP Paribas S.A	1.15	(b)	07/15/20	Open	146,680	147,186	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) October 31, 2020	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
BNP Paribas S.A	1.15	%(b)	07/23/20	Open	$754,252	$756,662	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.95	(b)	07/28/20	Open	582,255	583,715	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.85	(b)	07/29/20	Open	1,730,430	1,734,271	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	07/29/20	Open	701,024	702,580	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	07/29/20	Open	411,176	412,089	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	07/29/20	Open	42,100	42,193	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	07/29/20	Open	207,338	207,798	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	07/29/20	Open	195,580	196,014	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	07/29/20	Open	154,440	154,783	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	07/29/20	Open	679,470	680,978	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.43	(b)	08/07/20	Open	1,343,085	1,344,465	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.75	(b)	08/07/20	Open	681,526	682,747	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.75	(b)	08/07/20	Open	693,697	694,940	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.75	(b)	08/07/20	Open	749,385	750,728	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.80	(b)	08/07/20	Open	1,321,085	1,323,610	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.80	(b)	08/07/20	Open	899,307	901,026	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.80	(b)	08/07/20	Open	934,995	936,782	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.80	(b)	08/07/20	Open	785,850	787,352	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.80	(b)	08/07/20	Open	944,027	945,832	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.80	(b)	08/07/20	Open	825,850	827,428	Corporate Bonds	Open/Demand
BNP Paribas S.A	1.05	(b)	08/12/20	Open	1,245,500	1,248,406	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	08/12/20	Open	884,674	886,345	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.75	(b)	08/13/20	Open	727,710	728,908	Corporate Bonds	Open/Demand
BNP Paribas S.A	1.05	(b)	08/13/20	Open	1,027,357	1,029,725	Corporate Bonds	Open/Demand
BNP Paribas S.A	1.35	(b)	08/13/20	Open	1,464,300	1,468,638	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	08/13/20	Open	716,380	717,096	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	08/14/20	Open	790,119	792,204	Corporate Bonds	Open/Demand
BNP Paribas S.A	1.15	(b)	08/17/20	Open	272,935	273,589	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.25	(b)	08/27/20	Open	118,903	118,956	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	08/27/20	Open	323,820	324,317	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.45	(b)	09/09/20	Open	562,020	562,386	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.45	(b)	09/09/20	Open	793,125	793,641	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.45	(b)	09/09/20	Open	534,375	534,722	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.45	(b)	09/09/20	Open	357,641	357,874	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A	0.45	(b)	09/09/20	Open	5,362,500	5,365,986	Capital Trusts	Open/Demand
BNP Paribas S.A	0.45	(b)	09/09/20	Open	946,496	947,111	Capital Trusts	Open/Demand
BNP Paribas S.A	0.50	(b)	09/09/20	Open	990,020	990,735	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A	0.68	(b)	09/09/20	Open	408,541	408,943	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.68	(b)	09/09/20	Open	257,043	257,295	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.68	(b)	09/09/20	Open	1,585,369	1,586,926	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.68	(b)	09/09/20	Open	269,395	269,660	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.68	(b)	09/09/20	Open	1,464,210	1,465,648	Capital Trusts	Open/Demand
BNP Paribas S.A	0.68	(b)	09/09/20	Open	728,437	729,153	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.68	(b)	09/09/20	Open	278,933	279,206	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.68	(b)	09/09/20	Open	946,469	947,398	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.70	(b)	09/09/20	Open	6,232,937	6,239,240	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.80	(b)	09/09/20	Open	1,187,514	1,188,886	Capital Trusts	Open/Demand
BNP Paribas S.A	0.45	(b)	09/10/20	Open	4,355,776	4,358,553	Capital Trusts	Open/Demand
BNP Paribas S.A	0.68	(b)	09/10/20	Open	386,965	387,338	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.80	(b)	09/10/20	Open	1,348,300	1,349,828	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.85	(b)	09/10/20	Open	1,597,534	1,599,457	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	235,250	235,400	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	2,733,250	2,734,992	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	2,165,625	2,167,006	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	445,000	445,284	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	300,625	300,817	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	541,450	541,795	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	453,185	453,474	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	122,239	122,317	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	756,262	756,745	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	695,500	695,943	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	538,125	538,468	Corporate Bonds	Open/Demand

32	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
RBC Capital Markets LLC	0.45	%(b)	09/10/20	Open	$528,188	$528,524	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	486,500	486,810	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	377,425	377,666	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	882,000	882,562	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	603,750	604,135	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	2,506,645	2,508,243	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	1,140,000	1,140,727	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	578,750	579,119	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	1,006,000	1,006,641	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	513,500	513,827	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	918,750	919,336	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	488,000	488,311	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	1,322,750	1,323,593	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	1,064,250	1,064,928	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	560,368	560,725	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	438,500	438,780	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	1,852,500	1,853,681	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	2,914,025	2,915,883	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	1,026,562	1,027,217	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	2,540,700	2,542,320	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	522,000	522,333	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	714,150	714,605	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	396,363	396,615	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	787,500	788,002	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	259,700	259,866	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	767,375	767,864	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	1,390,400	1,391,286	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	794,062	794,569	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/10/20	Open	1,326,562	1,327,408	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/10/20	Open	160,679	160,872	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/10/20	Open	446,388	446,925	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/10/20	Open	227,613	227,887	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/10/20	Open	378,000	378,455	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/10/20	Open	255,656	255,964	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/10/20	Open	258,806	259,118	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/10/20	Open	394,450	394,925	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/10/20	Open	170,933	171,138	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/10/20	Open	1,425,480	1,427,196	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/10/20	Open	21,971	21,998	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/10/20	Open	104,265	104,391	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/10/20	Open	141,503	141,673	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/10/20	Open	278,768	279,103	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/10/20	Open	117,975	118,117	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/10/20	Open	155,096	155,283	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	09/11/20	Open	1,346,396	1,347,922	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	09/15/20	Open	1,025,695	1,026,809	Corporate Bonds	Open/Demand
BNP Paribas S.A	1.09	(b)	09/15/20	Open	719,921	720,924	Corporate Bonds	Open/Demand
BNP Paribas S.A	1.15	(b)	09/15/20	Open	1,006,537	1,008,017	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/15/20	Open	131,556	131,699	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	09/17/20	Open	486,089	486,594	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.75	(b)	09/17/20	Open	644,735	645,326	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.68	(b)	09/18/20	Open	594,000	594,460	Corporate Bonds	Open/Demand
Barclays Bank PLC	0.50	(b)	09/21/20	Open	687,715	688,097	Corporate Bonds	Open/Demand
Barclays Bank PLC	0.50	(b)	09/21/20	Open	1,478,750	1,479,572	Capital Trusts	Open/Demand
Barclays Bank PLC	0.50	(b)	09/21/20	Open	188,888	188,992	Capital Trusts	Open/Demand
Barclays Bank PLC	0.50	(b)	09/21/20	Open	4,071,000	4,073,262	Capital Trusts	Open/Demand
Barclays Bank PLC	0.50	(b)	09/21/20	Open	530,550	530,845	Capital Trusts	Open/Demand
Barclays Bank PLC	0.80	(b)	09/21/20	Open	2,430,000	2,432,160	Capital Trusts	Open/Demand
Barclays Bank PLC	0.80	(b)	09/21/20	Open	863,825	864,593	Capital Trusts	Open/Demand
Barclays Bank PLC	1.25	(b)	09/21/20	Open	708,041	709,025	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	09/21/20	Open	381,881	382,093	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/21/20	Open	519,645	520,107	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) October 31, 2020	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
Barclays Capital, Inc.	0.80	%(b)	09/21/20	Open	$190,703	$190,872	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/21/20	Open	1,049,750	1,050,683	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/21/20	Open	2,166,289	2,168,214	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/21/20	Open	258,655	258,885	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/21/20	Open	240,470	240,684	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	279,113	279,376	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	314,880	315,177	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	147,900	148,040	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	1,119,195	1,120,252	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	132,154	132,279	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	363,363	363,706	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	874,969	875,795	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	518,940	519,430	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	225,425	225,638	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	112,434	112,540	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	22,925	22,947	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	685,912	686,560	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	175,490	175,656	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	688,000	688,650	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	230,645	230,863	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	1,340,089	1,341,354	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	220,448	220,656	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	730,080	730,770	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	186,078	186,253	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open	261,375	261,622	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/22/20	Open	955,901	956,730	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.68	(b)	09/22/20	Open	1,163,370	1,164,227	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/23/20	Open	204,146	204,319	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	0.75	(b)	09/23/20	Open	239,088	239,277	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/25/20	Open	716,770	717,312	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.45	(b)	09/25/20	Open	228,891	228,989	Capital Trusts	Open/Demand
BNP Paribas S.A	0.50	(b)	09/25/20	Open	250,190	250,308	Capital Trusts	Open/Demand
BNP Paribas S.A	0.65	(b)	09/25/20	Open	1,549,095	1,550,046	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.65	(b)	09/25/20	Open	791,350	791,836	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.65	(b)	09/25/20	Open	398,320	398,565	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.65	(b)	09/25/20	Open	656,698	657,101	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.65	(b)	09/25/20	Open	384,536	384,772	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.65	(b)	09/25/20	Open	600,530	600,899	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.65	(b)	09/25/20	Open	753,162	753,625	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.65	(b)	09/25/20	Open	957,337	957,925	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.65	(b)	09/25/20	Open	792,625	793,112	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.65	(b)	09/25/20	Open	799,356	799,847	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.65	(b)	09/25/20	Open	4,172,200	4,174,761	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.65	(b)	09/25/20	Open	858,011	858,538	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.65	(b)	09/25/20	Open	1,015,744	1,016,367	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.65	(b)	09/25/20	Open	293,633	293,813	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.65	(b)	09/25/20	Open	1,859,052	1,860,194	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.65	(b)	09/25/20	Open	619,665	620,045	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.65	(b)	09/25/20	Open	1,049,970	1,050,615	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.65	(b)	09/25/20	Open	391,650	391,890	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.65	(b)	09/25/20	Open	1,309,425	1,310,229	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.65	(b)	09/25/20	Open	548,640	548,977	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.65	(b)	09/25/20	Open	1,140,312	1,141,013	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.68	(b)	09/25/20	Open	923,987	924,581	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.70	(b)	09/25/20	Open	282,714	282,901	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.70	(b)	09/25/20	Open	868,187	868,761	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.70	(b)	09/25/20	Open	274,170	274,351	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.70	(b)	09/25/20	Open	1,532,902	1,533,916	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.75	(b)	09/25/20	Open	150,450	150,557	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.75	(b)	09/25/20	Open	1,882,475	1,883,808	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.75	(b)	09/25/20	Open	774,881	775,430	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.75	(b)	09/25/20	Open	226,100	226,260	Corporate Bonds	Open/Demand

34	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
BNP Paribas S.A	1.15	%(b)	09/25/20	Open	$1,814,240	$1,816,210	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	0.75	(b)	09/25/20	Open	628,650	629,095	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/25/20	Open	331,298	331,438	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/25/20	Open	48,090	48,129	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/25/20	Open	100,005	100,085	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/25/20	Open	97,440	97,518	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/25/20	Open	447,370	447,729	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/25/20	Open	151,590	151,712	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/25/20	Open	269,903	270,119	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/25/20	Open	179,631	179,775	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/25/20	Open	1,706,886	1,708,256	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/25/20	Open	108,965	109,052	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/25/20	Open	187,720	187,871	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/25/20	Open	216,805	216,979	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/25/20	Open	237,844	238,035	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/25/20	Open	243,090	243,285	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/25/20	Open	198,600	198,759	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/25/20	Open	622,080	622,579	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	(b)	09/28/20	Open	844,344	844,769	Capital Trusts	Open/Demand
BNP Paribas S.A	0.65	(b)	09/28/20	Open	945,025	945,588	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.65	(b)	09/28/20	Open	188,000	188,112	Capital Trusts	Open/Demand
BNP Paribas S.A	0.65	(b)	09/28/20	Open	595,455	595,810	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.65	(b)	09/28/20	Open	1,406,860	1,407,698	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.65	(b)	09/28/20	Open	760,807	761,261	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.65	(b)	09/28/20	Open	229,400	229,537	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.65	(b)	09/28/20	Open	298,698	298,875	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.65	(b)	09/28/20	Open	124,936	125,011	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.65	(b)	09/28/20	Open	1,072,290	1,072,929	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.65	(b)	09/28/20	Open	1,108,742	1,109,403	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.68	(b)	09/28/20	Open	611,710	612,091	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.68	(b)	09/28/20	Open	256,444	256,604	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.68	(b)	09/28/20	Open	855,394	855,927	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.68	(b)	09/28/20	Open	319,260	319,459	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.68	(b)	09/28/20	Open	961,050	961,649	Corporate Bonds	Open/Demand
BNP Paribas S.A	1.12	(b)	09/28/20	Open	540,431	541,003	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open	511,560	511,947	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open	183,486	183,625	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open	593,929	594,377	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open	162,120	162,242	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open	47,091	47,127	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open	142,553	142,660	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open	83,625	83,688	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open	447,638	447,976	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open	1,429,722	1,430,803	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open	142,800	142,908	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open	321,860	322,103	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open	370,110	370,390	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open	443,091	443,426	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open	761,145	761,720	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open	332,984	333,235	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open	388,920	389,214	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open	3,300,000	3,302,493	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open	496,981	497,357	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open	251,336	251,526	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open	306,555	306,787	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open	382,480	382,769	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open	1,353,012	1,354,035	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open	107,250	107,331	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open	147,438	147,549	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.65	(b)	09/30/20	Open	2,768,870	2,770,420	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.65	(b)	09/30/20	Open	357,540	357,740	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.65	(b)	09/30/20	Open	1,083,476	1,084,083	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) October 31, 2020	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
BNP Paribas S.A	0.65	%(b)	09/30/20	Open	$356,160	$356,359	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.65	(b)	09/30/20	Open	720,090	720,493	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.68	(b)	09/30/20	Open	1,150,700	1,151,374	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.70	(b)	09/30/20	Open	592,969	593,326	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.75	(b)	09/30/20	Open	663,758	664,186	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.80	(b)	09/30/20	Open	26,510	26,528	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.80	(b)	09/30/20	Open	765,187	765,714	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.88	(b)	10/07/20	Open	475,380	475,659	Capital Trusts	Open/Demand
BNP Paribas S.A	1.10	(b)	10/07/20	Open	552,023	552,427	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.19		10/13/20	11/12/20	8,950,921	8,951,771	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A	0.19		10/13/20	11/12/20	4,224,286	4,224,688	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas S.A	0.19		10/13/20	11/12/20	13,000,524	13,002,742	U.S. Government Sponsored Agency Securities	Up to 30 Days
Daiwa Capital Markets America, Inc.	0.18		10/13/20	11/12/20	7,997,095	7,997,815	U.S. Government Sponsored Agency Securities	Up to 30 Days
Daiwa Capital Markets America, Inc.	0.18		10/13/20	11/12/20	6,190,983	6,191,540	U.S. Government Sponsored Agency Securities	Up to 30 Days
Daiwa Capital Markets America, Inc.	0.18		10/13/20	11/12/20	7,486,382	7,487,056	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.19		10/13/20	11/12/20	3,386,013	3,386,334	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.19		10/13/20	11/12/20	420,702	420,742	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.19		10/13/20	11/12/20	984,934	985,027	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.19		10/13/20	11/12/20	3,311,572	3,311,886	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.19		10/13/20	11/12/20	100,338	100,347	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.19		10/13/20	11/12/20	1,573,970	1,574,120	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.19		10/13/20	11/12/20	2,645,780	2,646,031	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.19		10/13/20	11/12/20	2,526,875	2,527,115	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.19		10/13/20	11/12/20	3,305,912	3,306,226	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.19		10/13/20	11/12/20	998,362	998,457	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.19		10/13/20	11/12/20	1,652,840	1,652,997	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.19		10/13/20	11/12/20	951,906	951,997	U.S. Government Sponsored Agency Securities	Up to 30 Days
Barclays Bank PLC	0.45	(b)	10/13/20	Open	1,917,500	1,917,931	Capital Trusts	Open/Demand
Barclays Bank PLC	0.45	(b)	10/13/20	Open	1,300,087	1,300,380	Corporate Bonds	Open/Demand
Barclays Bank PLC	0.75	(b)	10/13/20	Open	964,294	964,655	Capital Trusts	Open/Demand
Barclays Bank PLC	0.75	(b)	10/13/20	Open	3,520,000	3,521,320	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.45	(b)	10/13/20	Open	895,594	895,795	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.75	(b)	10/13/20	Open	818,625	818,932	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	10/13/20	Open	1,323,975	1,324,471	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	10/13/20	Open	1,154,297	1,154,730	Corporate Bonds	Open/Demand
BNP Paribas S.A	1.05	(b)	10/14/20	Open	1,091,520	1,092,061	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	10/14/20	Open	220,150	220,238	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	10/16/20	Open	783,982	784,279	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	10/19/20	Open	1,244,325	1,244,662	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	10/19/20	Open	1,689,356	1,689,814	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	10/19/20	Open	1,228,012	1,228,345	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	10/19/20	Open	1,210,890	1,211,218	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	10/19/20	Open	1,206,074	1,206,400	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	(b)	10/21/20	Open	231,364	231,428	Corporate Bonds	Open/Demand

36	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements(a)
BNP Paribas S.A	1.12	%(b)	10/28/20	Open	$346,566	$346,599	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	10/29/20	Open	166,433	166,440	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.68	(b)	10/29/20	Open	1,078,436	1,078,477	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	10/29/20	Open	1,020,312	1,020,361	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	10/29/20	Open	530,513	530,538	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	10/29/20	Open	180,563	180,571	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	10/29/20	Open	180,869	180,877	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	10/29/20	Open	217,470	217,480	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	10/29/20	Open	131,095	131,101	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	10/29/20	Open	35,113	35,114	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.04	(b)	10/29/20	Open	1,769,687	1,769,790	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.04	(b)	10/29/20	Open	302,750	302,767	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.04	(b)	10/29/20	Open	473,750	473,777	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.04	(b)	10/29/20	Open	2,500,000	2,500,144	Corporate Bonds	Open/Demand
Barclays Bank PLC	0.75	(b)	10/30/20	Open	2,749,290	2,749,405	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.45	(b)	10/30/20	Open	1,044,541	1,044,567	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	10/30/20	Open	1,005,167	1,005,209	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.60	(b)	10/30/20	Open	1,368,331	1,368,377	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.60	(b)	10/30/20	Open	752,500	752,525	Corporate Bonds	Open/Demand
BNP Paribas S.A	0.63	(b)	10/30/20	Open	1,021,174	1,021,209	Corporate Bonds	Open/Demand

					$352,612,904	$353,127,602

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro BTP	50	12/08/20	$8,711	$36,026
90-Day Euro-Dollar	420	12/14/20	104,748	68,733

				104,759

Short Contracts
Euro Bund	35	12/08/20	7,180	(31)
10-Year U.S. Treasury Note	680	12/21/20	93,989	651,197
10-Year U.S. Ultra Treasury Note	149	12/21/20	23,435	287,781
U.S. Long Treasury Bond	30	12/21/20	5,174	88,405
U.S. Ultra Treasury Bond	194	12/21/20	41,710	1,243,058
2-Year U.S. Treasury Note	856	12/31/20	189,042	(18,164)
5-Year U.S. Treasury Note	550	12/31/20	69,081	115,995
90-Day Euro-Dollar	420	12/19/22	104,648	(30,017)

				2,338,224

				$2,442,983

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	6,428,000	USD	8,308,916	BNP Paribas S.A.	11/04/20	$18,610
GBP	384,522	USD	496,744	Citibank N.A.	11/04/20	1,408
GBP	966,000	USD	1,249,235	State Street Bank and Trust Co.	11/04/20	2,226
USD	7,310,901	EUR	6,223,500	BNP Paribas S.A.	11/04/20	62,541
USD	478,232	EUR	407,551	State Street Bank and Trust Co.	11/04/20	3,567

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) October 31, 2020	BlackRock Multi-Sector Income Trust (BIT)

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	7,292,230	EUR	6,223,500	UBS AG	11/04/20	$43,871
USD	123,185	GBP	95,000	State Street Bank and Trust Co.	11/04/20	112
USD	7,154,300	EUR	6,108,500	BNP Paribas S.A.	12/03/20	35,331
USD	7,137,660	EUR	6,108,500	UBS AG	12/03/20	18,692
EUR	4,220,000	NOK	46,050,123	Goldman Sachs International	12/16/20	96,963
NZD	7,415,711	AUD	6,810,000	Barclays Bank PLC	12/16/20	115,585
USD	4,943,730	EUR	4,240,000	Bank of America N.A.	12/16/20	524
USD	4,950,241	EUR	4,200,000	JPMorgan Chase Bank N.A.	12/16/20	53,669
USD	154,833	EUR	130,000	Natwest Markets PLC	12/16/20	3,272

						456,371

EUR	6,108,500	USD	7,149,865	BNP Paribas S.A.	11/04/20	(35,443)
EUR	6,108,500	USD	7,133,201	UBS AG	11/04/20	(18,779)
USD	1,121,555	GBP	872,000	BNP Paribas S.A.	11/04/20	(8,128)
USD	8,907,049	GBP	6,931,000	HSBC Bank USA N.A.	11/04/20	(72,118)
USD	8,310,221	GBP	6,428,000	BNP Paribas S.A.	12/03/20	(18,793)
USD	1,249,433	GBP	966,000	State Street Bank and Trust Co.	12/03/20	(2,252)
AUD	6,810,000	NZD	7,413,627	JPMorgan Chase Bank N.A.	12/16/20	(114,208)
EUR	4,200,000	USD	4,963,816	Bank of America N.A.	12/16/20	(67,244)
EUR	4,240,000	USD	4,970,459	Natwest Markets PLC	12/16/20	(27,253)
NOK	45,123,351	EUR	4,220,000	JPMorgan Chase Bank N.A.	12/16/20	(194,025)

						(558,243)

						$(101,872)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
90-Day Euro Future	486	12/13/21	USD	99.75	USD	48,486	$91,125

Put
10-Year U.S. Treasury Note	176	11/20/20	USD	139.50	USD	24,326	258,500
10-Year U.S. Treasury Note	176	11/20/20	USD	138.00	USD	24,327	101,750
U.S. Long Bond	23	11/20/20	USD	172.00	USD	3,967	44,922

							405,172

							$496,297

OTC Interest Rate Swaptions Purchased

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap, 08/09/35	3-Month LIBOR, 0.22%	Quarterly	0.91%	Semi-Annual	Morgan Stanley & Co. International PLC	08/07/25	0.91%	USD	2,220	$64,813
10-Year Interest Rate Swap, 08/09/35	3-Month LIBOR, 0.22%	Quarterly	0.91%	Semi-Annual	Morgan Stanley & Co. International PLC	08/07/25	0.91	USD	1,480	43,209
10-Year Interest Rate Swap, 08/09/40	3-Month LIBOR, 0.22%	Quarterly	1.05%	Semi-Annual	Morgan Stanley & Co. International PLC	08/07/30	1.05	USD	1,640	71,223
10-Year Interest Rate Swap, 08/09/50	3-Month LIBOR, 0.22%	Quarterly	0.91%	Semi-Annual	Morgan Stanley & Co. International PLC	08/07/40	0.91	USD	1,250	67,245

										246,490

38	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	BlackRock Multi-Sector Income Trust (BIT)

OTC Interest Rate Swaptions Purchased (continued)

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put
10-Year Interest Rate Swap, 12/02/30	0.90%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	Deutsche Bank AG	11/30/20	0.90%	USD	5,610	$46,852
10-Year Interest Rate Swap, 12/23/30	0.95%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	Goldman Sachs International	12/21/20	0.95	USD	4,770	41,680
10-Year Interest Rate Swap, 08/29/31	1.20%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	Deutsche Bank AG	08/27/21	1.20	USD	68,780	981,943
10-Year Interest Rate Swap, 08/09/35	0.91%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	Morgan Stanley & Co. International PLC	08/07/25	0.91	USD	1,480	116,947
10-Year Interest Rate Swap, 08/09/35	0.91%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	Morgan Stanley & Co. International PLC	08/07/25	0.91	USD	2,220	175,420
10-Year Interest Rate Swap, 08/09/40	1.05%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	Morgan Stanley & Co. International PLC	08/07/30	1.05	USD	1,640	153,572
10-Year Interest Rate Swap, 08/09/50	0.91%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	Morgan Stanley & Co. International PLC	08/07/40	0.91	USD	1,250	120,693

										1,637,107

										$1,883,597

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
90-Day Euro Future	243	12/13/21	USD	99.37	USD	24,243	$(246,037)
90-Day Euro Future	122	12/13/21	USD	100.00	USD	12,171	(8,388)

							(254,425)

Put
10-Year U.S. Treasury Note	176	11/20/20	USD	138.50	USD	24,326	(143,000)
10-Year U.S. Treasury Note	176	11/20/20	USD	139.00	USD	24,327	(195,250)

							(338,250)

							$(592,675)

OTC Interest Rate Swaptions Written

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
5-Year Interest Rate Swap, 11/11/25	0.15%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	Bank of America N.A.	11/09/20	0.15%	USD	2,305	$—
5-Year Interest Rate Swap, 11/11/25	0.15%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	Bank of America N.A.	11/09/20	0.15	USD	3,010	—
10-Year Interest Rate Swap, 12/23/30	0.65%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	Goldman Sachs International	12/21/20	0.65	USD	4,770	(13,520)
10-Year Interest Rate Swap, 08/11/31	0.63%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	Deutsche Bank AG	08/09/21	0.63	USD	29,060	(253,886)
10-Year Interest Rate Swap, 08/29/31	0.60%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	Deutsche Bank AG	08/27/21	0.60	USD	68,780	(565,724)
10-Year Interest Rate Swap, 10/02/31	0.45%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	Bank of America N.A.	09/30/21	0.45	USD	2,480	(14,558)
10-Year Interest Rate Swap, 08/10/32	0.72%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	Deutsche Bank AG	08/08/22	0.72	USD	1,150	(18,281)
5-Year Interest Rate Swap, 08/10/27	0.02%	Annual	6-Month EURIBOR, (0.52%)	Semi-Annual	Barclays Bank PLC	08/08/22	(0.02)	EUR	15,820	(406,796)
10-Year Interest Rate Swap, 10/13/32	1.06%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	Deutsche Bank AG	10/11/22	1.06	USD	2,145	(63,064)

										(1,335,829)

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) October 31, 2020	BlackRock Multi-Sector Income Trust (BIT)

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put
5-Year Interest Rate Swap, 11/11/25	3-Month LIBOR, 0.22%	Quarterly	0.45%	Semi-Annual	Bank of America N.A.	11/09/20	0.45%	USD	4,610	$(6,852)
5-Year Interest Rate Swap, 11/11/25	3-Month LIBOR, 0.22%	Quarterly	0.45%	Semi-Annual	Bank of America N.A.	11/09/20	0.45	USD	3,010	(4,474)
10-Year Interest Rate Swap, 08/11/31	3-Month LIBOR, 0.22%	Quarterly	0.63%	Semi-Annual	Deutsche Bank AG	08/09/21	0.63	USD	29,060	(1,251,833)
10-Year Interest Rate Swap, 08/11/31	3-Month LIBOR, 0.22%	Quarterly	1.00%	Semi-Annual	Deutsche Bank AG	08/09/21	1.00	USD	15,580	(328,162)
2-Year Interest Rate Swap, 08/11/23	6-Month EURIBOR, (0.52%)	Semi-Annual	0.25%	Annual	Barclays Bank PLC	08/09/21	(0.25)	EUR	74,580	(21,525)
5-Year Interest Rate Swap, 09/05/26	3-Month LIBOR, 0.22%	Quarterly	0.60%	Semi-Annual	Deutsche Bank AG	09/03/21	0.60	USD	7,880	(59,714)
10-Year Interest Rate Swap, 10/02/31	3-Month LIBOR, 0.22%	Quarterly	1.45%	Semi-Annual	Bank of America N.A.	09/30/21	1.45	USD	4,960	(45,348)
10-Year Interest Rate Swap, 02/09/32	3-Month LIBOR, 0.22%	Quarterly	0.68%	Semi-Annual	Deutsche Bank AG	02/07/22	0.68	USD	7,400	(362,336)
10-Year Interest Rate Swap, 08/10/32	3-Month LIBOR, 0.22%	Quarterly	0.72%	Semi-Annual	Deutsche Bank AG	08/08/22	0.72	USD	1,150	(63,422)
5-Year Interest Rate Swap, 08/10/27	6-Month EURIBOR, (0.52%)	Semi-Annual	0.02%	Annual	Barclays Bank PLC	08/08/22	(0.02)	EUR	15,820	(68,086)
10-Year Interest Rate Swap, 10/13/32	3-Month LIBOR, 0.22%	Quarterly	1.06%	Semi-Annual	Deutsche Bank AG	10/11/22	1.07	USD	2,145	(79,980)

										(2,291,732)

										$(3,627,561)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid(Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.34.V1	1.00%	Quarterly	06/20/25	USD	5,616	$(30,886)	$(84,563)	$53,677
CDX.NA.HY.35.V1	5.00	Quarterly	12/20/25	USD	4,205	(171,914)	(178,950)	7,036
CDX.NA.IG.35.V1	1.00	Quarterly	12/20/25	USD	26,933	(496,849)	(565,969)	69,120

						$(699,649)	$(829,482)	$129,833

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date(a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR, 0.22%	Quarterly	0.24%	Semi-Annual	N/A	08/13/22	USD	5,150	$290	$64	$226
0.21%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	01/06/21	09/15/22	USD	28,920	9,356	436	8,920
0.05%	Quarterly	3-Month LIBOR, 0.22%	Quarterly	N/A	10/21/22	USD	119	20	—	20
3-Month LIBOR, 0.22%	Quarterly	0.05%	Quarterly	N/A	10/21/22	USD	119	(15)	—	(15)
(0.41%)	Annual	6-Month EURIBOR, (0.52%)	Semi-Annual	02/16/21	02/16/23	EUR	5,350	(17,824)	89	(17,913)
(0.40%)	Annual	6-Month EURIBOR, (0.52%)	Semi-Annual	02/16/21	02/16/23	EUR	5,340	(18,293)	90	(18,383)
(0.42%)	Annual	6-Month EURIBOR, (0.52%)	Semi-Annual	08/12/21	08/12/23	EUR	4,120	(13,009)	69	(13,078)
6-Month EURIBOR, (0.52%)	Semi-Annual	(0.47%)	Annual	09/13/21	09/13/23	EUR	1,430	2,686	24	2,662
0.30%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	01/06/21	02/28/25	USD	3,730	14,355	582	13,773
6-Month EURIBOR, (0.52%)	Semi-Annual	(0.43%)	Annual	N/A	09/21/25	EUR	1,050	3,653	(390)	4,043
6-Month EURIBOR, (0.52%)	Semi-Annual	(0.44%)	Annual	N/A	09/23/25	EUR	1,070	2,964	20	2,944
0.35%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	N/A	10/01/25	USD	1,320	6,065	20	6,045
(0.26%)	Annual	6-Month EURIBOR, (0.52%)	Semi-Annual	08/16/22	08/16/27	EUR	1,060	(7,444)	22	(7,466)
6-Month EURIBOR, (0.52%)	Semi-Annual	(0.25%)	Annual	08/16/22	08/16/27	EUR	4,220	31,662	86	31,576
0.50%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	N/A	08/19/27	USD	110	877	2	875

40	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	BlackRock Multi-Sector Income Trust (BIT)

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Trust		Received by the Trust		Effective Date(a)	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6-Month EURIBOR, (0.52%)	Semi-Annual	(0.28%)	Annual	09/19/22	09/19/27	EUR	1,020	$5,180	$(289)	$5,469
6-Month EURIBOR, (0.52%)	Semi-Annual	(0.40%)	Annual	10/18/22	10/18/27	EUR	450	(947)	9	(956)
6-Month EURIBOR, (0.52%)	Semi-Annual	(0.36%)	Annual	10/18/22	10/18/27	EUR	1,220	325	25	300
3-Month LIBOR, 0.22%	Quarterly	0.71%	Semi-Annual	08/14/23	08/14/28	USD	7,735	(99,402)	119	(99,521)
0.80%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	N/A	10/08/30	USD	1,490	12,164	27	12,137
0.53%	Quarterly	3-Month LIBOR, 0.22%	Quarterly	N/A	10/21/30	USD	27	276	—	276
3-Month LIBOR, 0.22%	Quarterly	0.56%	Quarterly	N/A	10/21/30	USD	27	(257)	—	(257)
0.81%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	N/A	10/22/30	USD	870	5,884	16	5,868
0.84%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	N/A	10/26/30	USD	545	2,234	10	2,224
0.86%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	N/A	10/26/30	USD	545	1,325	10	1,315
0.90%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	N/A	10/27/30	USD	970	(1,185)	18	(1,203)
0.90%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	N/A	10/27/30	USD	970	(995)	18	(1,013)
3-Month LIBOR, 0.22%	Quarterly	0.85%	Semi-Annual	N/A	10/28/30	USD	180	(616)	3	(619)
3-Month LIBOR, 0.22%	Quarterly	0.80%	Semi-Annual	N/A	10/30/30	USD	1,340	(11,584)	25	(11,609)
3-Month LIBOR, 0.22%	Quarterly	0.87%	Semi-Annual	12/02/20	12/02/30	USD	2,300	(7,668)	42	(7,710)
3-Month LIBOR, 0.22%	Quarterly	0.83%	Semi-Annual	12/23/20	12/23/30	USD	2,860	(21,544)	52	(21,596)
0.86%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	10/04/21	10/04/31	USD	220	3,377	4	3,373
0.80%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	02/08/22	02/08/32	USD	3,160	80,833	57	80,776
0.83%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	08/15/22	08/15/32	USD	16,690	488,957	50,200	438,757
0.83%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	08/15/22	08/15/32	USD	8,750	256,344	158	256,186
3-Month LIBOR, 0.22%	Quarterly	0.83%	Semi-Annual	08/15/22	08/15/32	USD	8,750	(256,344)	16,384	(272,728)
0.84%	Quarterly	3-Month LIBOR, 0.22%	Quarterly	N/A	10/21/40	USD	11	248	—	248
3-Month LIBOR, 0.22%	Quarterly	0.91%	Quarterly	N/A	10/21/40	USD	11	(209)	—	(209)
3-Month LIBOR, 0.22%	Quarterly	0.99%	Semi-Annual	N/A	08/21/50	USD	175	(14,124)	4	(14,128)
3-Month LIBOR, 0.22%	Quarterly	1.00%	Semi-Annual	N/A	08/21/50	USD	175	(13,642)	4	(13,646)
0.91%	Quarterly	3-Month LIBOR, 0.22%	Quarterly	N/A	10/21/50	USD	13	427	—	427
3-Month LIBOR, 0.22%	Quarterly	0.99%	Quarterly	N/A	10/21/50	USD	13	(357)	—	(357)
1.02%	Semi-Annual	3-Month LIBOR, 0.22%	Quarterly	08/14/23	08/14/53	USD	1,430	146,232	36	146,196

								$590,275	$68,046	$522,229

(a)	Forward Swap.

OTC Credit Default Swaps — Buy Protection

Reference Obligations/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.7	3.00%	Monthly	Deutsche Bank AG	01/17/47	USD 25,000	$6,223,381	$1,774,701	$4,448,680

OTC Credit Default Swaps — Sell Protection

Reference Obligation/ Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rolls-Royce PLC	1.00%	Quarterly	Citibank N.A.	06/20/25	BB-	EUR	9	$(1,495)	$(1,573)	$78
Rolls-Royce PLC	1.00	Quarterly	Citibank N.A.	06/20/25	BB-	EUR	21	(3,279)	(3,461)	182
Rolls-Royce PLC	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/25	BB-	EUR	20	(3,183)	(2,736)	(447)
CMBX.NA.7	3.00	Monthly	Barclays Bank PLC	01/17/47	C	USD	10,000	(2,489,352)	(498,032)	(1,991,320)
CMBX.NA.7	3.00	Monthly	Barclays Bank PLC	01/17/47	C	USD	5,000	(1,244,676)	(248,729)	(995,947)
CMBX.NA.7	3.00	Monthly	Barclays Bank PLC	01/17/47	C	USD	10,000	(2,489,352)	(246,475)	(2,242,877)
CMBX.NA.9	2.00	Monthly	Credit Suisse International	09/17/58	NR	USD	2,500	(187,060)	(336,576)	149,516
			Morgan Stanley & Co.
CMBX.NA.9	2.00	Monthly	International PLC	09/17/58	NR	USD	2,500	(187,060)	(333,325)	146,265
			Morgan Stanley & Co.
CMBX.NA.9	2.00	Monthly	International PLC	09/17/58	NR	USD	5,000	(374,119)	(660,443)	286,324
			Morgan Stanley & Co.
CMBX.NA.9	3.00	Monthly	International PLC	09/17/58	NR	USD	2,500	(646,560)	(538,715)	(107,845)

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) October 31, 2020	BlackRock Multi-Sector Income Trust (BIT)

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
			Morgan Stanley & Co.
CMBX.NA.9	3.00%	Monthly	International PLC Morgan Stanley & Co.	09/17/58	NR	USD	5,000	$(1,293,121)	$(531,785)	$(761,336)
CMBX.NA.9	3.00	Monthly	International PLC	09/17/58	NR	USD	5,841	(1,510,633)	(1,564,350)	53,717

								$(10,429,890)	$(4,966,200)	$(5,463,690)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$68,725	$(830,161)	$1,154,469	$(502,407)	$ —
OTC Swaps	1,774,701	(4,966,200)	5,084,762	(6,099,772)	—
Options Written	—	—	873,778	(979,674)	(4,220,236)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$2,491,195	$—	$2,491,195
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	456,371	—	—	456,371
Options purchased
Investments at value — unaffiliated(b)	—	—	—	—	2,379,894	—	2,379,894
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	129,833	—	—	1,024,636	—	1,154,469
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	6,859,463	—	—	—	—	6,859,463

	$—	$6,989,296	$—	$456,371	$5,895,725	$—	$13,341,392

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$48,212	$—	$48,212
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	558,243	—	—	558,243
Options written
Options written at value	—	—	—	—	4,220,236	—	4,220,236

42	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	BlackRock Multi-Sector Income Trust (BIT)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	$—	$—	$—	$—	$502,407	$—	$502,407
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	11,065,972	—	—	—	—	11,065,972

	$—	$11,065,972	$—	$558,243	$4,770,855	$—	$16,395,070

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended October 31, 2020, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$(13,094,747)	$—	$(13,094,747)
Forward foreign currency exchange contracts	—	—	—	(806,864)	—	—	(806,864)
Options purchased(a)	—	—	—	—	(4,592)	—	(4,592)
Options written	—	—	—	—	59,182	—	59,182
Swaps	—	(2,255,416)	—	—	(181,758)	—	(2,437,174)

	$—	$(2,255,416)	$—	$(806,864)	$(13,221,915)	$—	$(16,284,195)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$1,200,343	$—	$1,200,343
Forward foreign currency exchange contracts	—	—	—	901,602	—	—	901,602
Options purchased(b)	—	—	—	—	323,708	—	323,708
Options written	—	—	—	—	(105,895)	—	(105,895)
Swaps	—	(4,065,148)	—	—	65,966	—	(3,999,182)

	$—	$(4,065,148)	$—	$901,602	$1,484,122	$—	$(1,679,424)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$67,982,109
Average notional value of contracts — short	$439,950,034
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$81,823,769
Average amounts sold — in USD	$55,671,368
Options
Average value of option contracts purchased	$124,074
Average value of option contracts written	$148,169
Average notional value of swaption contracts purchased	$40,165,000
Average notional value of swaption contracts written	$95,381,033
Credit default swaps
Average notional value — buy protection	$66,384,779
Average notional value — sell protection	$52,636,250
Interest rate swaps
Average notional value — pays fixed rate	$22,093,317
Average notional value — receives fixed rate	$103,129,377

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) October 31, 2020	BlackRock Multi-Sector Income Trust (BIT)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments
Futures contracts	$331,319		$2,894
Forward foreign currency exchange contracts	456,371		558,243
Options	2,379,894	(a)	4,220,236
Swaps — centrally cleared	39,735		—
Swaps — OTC(b)	6,859,463		11,065,972

Total derivative assets and liabilities in the Statement of Assets and Liabilities	10,066,782		15,847,345

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(867,351)		(595,569)

Total derivative assets and liabilities subject to an MNA	$9,199,431		$15,251,776

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)
Bank of America N.A	$524	$(524)	$—	$—	$—
Barclays Bank PLC	115,585	(115,585)	—	—	—
BNP Paribas S.A	116,482	(62,364)	—	—	54,118
Citibank N.A	1,668	(1,668)	—	—	—
Credit Suisse International	149,516	(149,516)	—	—	—
Deutsche Bank AG	7,252,176	(3,046,402)	—	(3,830,000)	375,774
Goldman Sachs International	138,643	(13,520)	—	—	125,123
JPMorgan Chase Bank N.A	53,669	(53,669)	—	—	—
Morgan Stanley & Co. International PLC	1,299,428	(1,299,428)	—	—	—
Natwest Markets PLC	3,272	(3,272)	—	—	—
State Street Bank and Trust Co.	5,905	(2,252)	—	—	3,653
UBS AG	62,563	(18,779)	—	—	43,784

	$9,199,431	$(4,766,979)	$—	$(3,830,000)	$602,452

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged(c)	Net Amount of Derivative Liabilities(d)
Bank of America N.A	$138,476	$(524)	$—	$—	$137,952
Barclays Bank PLC	6,719,787	(115,585)	—	(6,560,000)	44,202
BNP Paribas S.A	62,364	(62,364)	—	—	—
Citibank N.A	5,034	(1,668)	—	—	3,366
Credit Suisse International	336,576	(149,516)	—	(187,060)	—
Deutsche Bank AG	3,046,402	(3,046,402)	—	—	—
Goldman Sachs International	13,520	(13,520)	—	—	—
HSBC Bank USA N.A	72,118	—	—	—	72,118
JPMorgan Chase Bank N.A	311,416	(53,669)	—	—	257,747
Morgan Stanley & Co. International PLC	4,497,799	(1,299,428)	—	(3,198,371)	—
Natwest Markets PLC	27,253	(3,272)	—	—	23,981

44	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	BlackRock Multi-Sector Income Trust (BIT)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged(c)	Net Amount of Derivative Liabilities(d)
State Street Bank and Trust Co.	$2,252	$(2,252)	$—	$—	$—
UBS AG	18,779	(18,779)	—	—	—

	$15,251,776	$(4,766,979)	$—	$(9,945,431)	$539,366

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(d)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$120,402,760	$2,173,228	$122,575,988
Common Stocks	3,043,594	—	35,260	3,078,854
Corporate Bonds	—	531,583,710	2,153,350	533,737,060
Floating Rate Loan Interests	—	38,548,339	437,783	38,986,122
Foreign Agency Obligations	—	33,092,648	—	33,092,648
Municipal Bonds	—	213,331	—	213,331
Non-Agency Mortgage-Backed Securities	—	70,154,150	7,370,850	77,525,000
Preferred Securities
Capital Trusts	—	68,871,134	—	68,871,134
Preferred Stocks
Banks	—	—	1,571,250	1,571,250
Capital Markets	14,841,718	—	—	14,841,718
Equity Real Estate Investment Trusts (REITs)	—	11,000,000	—	11,000,000
U.S. Government Sponsored Agency Securities	—	90,793,550	—	90,793,550
Warrants	—	23,259	—	23,259
Short-Term Securities
Money Market Funds	17,576,490	—	—	17,576,490
Options Purchased
Interest Rate Contracts	496,297	1,883,597	—	2,379,894

	$35,958,099	$966,566,478	$13,741,721	$1,016,266,298

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$5,214,595	$—	$5,214,595
Foreign Currency Exchange Contracts	—	456,371	—	456,371
Interest Rate Contracts	2,491,195	1,024,636	—	3,515,831
Liabilities
Credit Contracts	—	(6,099,772)	—	(6,099,772)
Foreign Currency Exchange Contracts	—	(558,243)	—	(558,243)
Interest Rate Contracts	(640,887)	(4,129,968)	—	(4,770,855)

	$1,850,308	$(4,092,381)	$—	$(2,242,073)

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $353,127,602 are categorized as Level 2 within the disclosure hierarchy.

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) October 31, 2020	BlackRock Multi-Sector Income Trust (BIT)

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Warrants		Non-Agency Mortgage-Backed Securities	Preferred Stocks	Total
Assets
Opening balance, as of October 31, 2019	$5,513,457	$—	$1,798,893	$2,297,649	$ —	(a)	$8,255,880	$1,581,148	$19,447,027
Transfers into Level 3	—	—	—	67,353	—		—	—	67,353
Transfers out of Level 3	—	—	—	(915,034)	—		—	—	(915,034)
Accrued discounts/premiums	30,407	—	9,853	(12,228)	—		126,705	—	154,737
Net realized gain (loss)	(28,679)	—	1,166	(67,604,900)	—		373,894	—	(67,258,519)
Net change in unrealized appreciation (depreciation)(b)(c)	125,472	23,157	(47,785)	73,319,333	—		(271,575)	(9,898)	73,138,704
Purchases	251,287	12,103	439,521	726,626	—		—	—	1,429,537
Sales	(3,718,716)	—	(48,298)	(7,441,016)	—		(1,114,054)	—	(12,322,084)

Closing balance, as of October 31, 2020	$2,173,228	$35,260	$2,153,350	$437,783	$ —	(a)	$7,370,850	$1,571,250	$13,741,721

Net change in unrealized appreciation (depreciation) on investments still held at October 31, 2020(c)	$131,029	$23,157	$(47,785)	$(16,616)	$ —		$(271,575)	$(9,898)	$(191,688)

(a)	Rounds to less than $1.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at October 31, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s financial instruments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

See notes to financial statements.

46	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

October 31, 2020

BIT

ASSETS
Investments at value — unaffiliated(a)	$998,689,808
Investments at value — affiliated(b)	17,576,490
Cash	100,983
Cash pledged:
Collateral — reverse repurchase agreements	370,000
Collateral — OTC derivatives	10,070,000
Futures contracts	4,669,400
Centrally cleared swaps	2,419,000
Foreign currency at value(c)	3,462,064
Receivables:
Investments sold	1,544,834
Options written	27,244
Reverse repurchase agreements	1,023,138
Dividends — unaffiliated	137,839
Dividends — affiliated	415
Interest — unaffiliated	9,603,767
Variation margin on futures contracts	331,319
Variation margin on centrally cleared swaps	39,735
Swap premiums paid	1,774,701
Unrealized appreciation on:
Forward foreign currency exchange contracts	456,371
OTC swaps	5,084,762
Prepaid expenses	2,365

Total assets	1,057,384,235

LIABILITIES
Cash received:
Collateral — reverse repurchase agreements	1,367,042
Collateral — OTC derivatives	3,830,000
Options written at value(d)	4,220,236
Reverse repurchase agreements at value	353,127,602
Payables:
Investments purchased	16,453,125
Reverse repurchase agreements	1,763,103
Income dividend distributions	183,910
Investment advisory fees	680,447
Trustees’ and Officer’s fees	141,595
Options written	264,762
Other accrued expenses	817,354
Principal payups	54,685
Variation margin on futures contracts	2,894
Swap premiums received	4,966,200
Unrealized depreciation on:
Forward foreign currency exchange contracts	558,243
OTC swaps	6,099,772

Total liabilities	394,530,970

NET ASSETS	$662,853,265

F I N A N C I A L S T A T E M E N T S	47

Statement of Assets and Liabilities (continued)

October 31, 2020

BIT

NET ASSETS CONSIST OF
Paid-in capital(e)(f)(g)	$682,758,554
Accumulated loss	(19,905,289)

NET ASSETS	$662,853,265

Net asset value per Common Share	$17.66

(a) Investments at cost — unaffiliated	$982,636,190
(b) Investments at cost — affiliated	$17,576,490
(c) Foreign currency at cost	$3,656,136
(d) Premiums received	$4,114,341
(e) Shares outstanding	37,537,596
(f) Shares authorized	Unlimited
(g) Par value	$0.001

See notes to financial statements.

48	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Operations

Year Ended October 31, 2020

BIT

INVESTMENT INCOME
Dividends — unaffiliated	$2,144,966
Dividends — affiliated	50,542
Interest — unaffiliated	52,107,283
Other income	93,946
Foreign taxes withheld	(13,413)

Total investment income	54,383,324

EXPENSES
Investment advisory	7,912,230
Professional	1,324,415
Accounting services	130,349
Custodian	79,369
Transfer agent	69,455
Trustees and Officer	34,782
Registration	13,369
Printing and postage	9,825
Miscellaneous	156,169

Total expenses excluding interest expense	9,729,963
Interest expense	5,004,488

Total expenses	14,734,451
Less:
Fees waived and/or reimbursed by the Manager	(10,583)
Reimbursement of professional fees by unaffiliated third parties	(1,043,474)

Total expenses after fees waived and/or reimbursed	13,680,394

Net investment income	40,702,930

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(75,537,328)
Capital gain distributions from underlying funds — affiliated	12
Foreign currency transactions	(291,136)
Forward foreign currency exchange contracts	(806,864)
Futures contracts	(13,094,747)
Options written	59,182
Payments from unaffiliated third parties	41,466,720
Payment by affiliate	25,000,000
Swaps	(2,437,174)

(25,641,335)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	57,041,299
Foreign currency translations	(142,990)
Forward foreign currency exchange contracts	901,602
Futures contracts	1,200,343
Options written	(105,895)
Swaps	(3,999,182)

54,895,177

Net realized and unrealized gain	29,253,842

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$69,956,772

See notes to financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	49

Consolidated Statements of Changes in Net Assets

	BIT
	Year Ended October 31,
	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$40,702,930	$44,474,784
Net realized loss	(25,641,335)	(14,719,603)
Net change in unrealized appreciation (depreciation)	54,895,177	(34,543,962)

Net increase (decrease) in net assets resulting from operations	69,956,772	(4,788,781)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(37,301,244)	(42,727,454)
Return of capital	(18,419,563)	(10,172,236)

Decrease in net assets resulting from distributions to shareholders	(55,720,807)	(52,899,690)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—	(4,525,759)

NET ASSETS
Total increase (decrease) in net assets	14,235,965	(62,214,230)
Beginning of year	648,617,300	710,831,530

End of year	$662,853,265	$648,617,300

(a) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

50	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Cash Flows

Year Ended October 31, 2020

BIT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$69,956,772
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments	1,003,776,854
Purchases of long-term investments	(1,001,262,400)
Net purchases of short-term securities	(10,491,811)
Amortization of premium and accretion of discount on investments and other fees	(4,995,214)
Premiums paid on closing options written	(60,175)
Premiums received from options written	4,525,481
Net realized loss on investments and options written	75,922,637
Net unrealized appreciation on investments, options written, swaps and foreign currency translations	(53,261,309)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	9,986
Dividends — unaffiliated	(2,123)
Interest — unaffiliated	439,592
Variation margin on futures contracts	209,853
Variation margin on centrally cleared swaps	(19,212)
Swap premiums paid	57,822
Prepaid expenses	352
Increase (Decrease) in Liabilities
Cash received
Collateral — reverse repurchase agreements	(1,056,707)
Collateral — OTC derivatives	3,830,000
Payables
Interest expense	(1,897,093)
Investment advisory fees	(36,857)
Trustees’ and Officer’s fees	4,296
Other accrued expenses	386,982
Variation margin on futures contracts	(1,399,976)
Swap premiums received	(1,043,130)

Net cash provided by operating activities	83,594,620

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(55,697,781)
Net borrowing of reverse repurchase agreements	(15,893,687)

Net cash used for financing activities	(71,591,468)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(144,232)

CASH AND FOREIGN CURRENCY
Net increase in restricted and unrestricted cash and foreign currency	11,858,920
Restricted and unrestricted cash and foreign currency at beginning of year	9,232,527

Restricted and unrestricted cash and foreign currency at end of year	$21,091,447

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$6,901,581

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	51

Consolidated Statement of Cash Flows (continued)

Year Ended October 31, 2020

BIT

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES OF ASSETS AND LIABILITIES
Cash	$100,983
Cash pledged
Collateral — reverse repurchase agreements	370,000
Collateral — OTC derivatives	10,070,000
Futures contracts	4,669,400
Centrally cleared swaps	2,419,000
Foreign currency at value	3,462,064

$21,091,447

See notes to financial statements.

52	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BIT
	Year Ended October 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of year	$17.28		$18.79		$20.07		$18.91		$18.91

Net investment income(a)	1.08		1.18		1.38		1.51		1.69
Net realized and unrealized gain (loss)	0.78		(1.28)		(1.13)		1.42		(0.05)

Net increase (decrease) from investment operations	1.86		(0.10)		0.25		2.93		1.64

Distributions(b)
From net investment income	(0.99)		(1.14)		(1.49)		(1.77)		(1.64)
Return of capital	(0.49)		(0.27)		(0.04)		—		—

Total distributions	(1.48)		(1.41)		(1.53)		(1.77)		(1.64)

Net asset value, end of year	$17.66		$17.28	(c)	$18.79		$20.07		$18.91

Market price, end of year	$15.65		$17.15		$16.25		$18.55		$16.76

Total Return(d)
Based on net asset value	12.68	%(e)	0.00	%(c)(f)	2.18	%(g)	17.34	%(h)	10.51	%(g)

Based on market price	0.61%		14.76%		(4.40)%		22.36%		13.56%

Ratios to Average Net Assets(i)
Total expenses	2.36%		2.89%		2.90%		2.33%		2.05%

Total expenses after fees waived and/or reimbursed	2.19	%(j)	2.89%		2.89%		2.33%		2.05%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs	1.39%		1.35%		1.42%		1.39%		1.43%

Net investment income	6.51%		6.43%		7.17%		7.86%		9.24%

Supplemental Data
Net assets, end of year (000)	$662,853		$648,617		$710,832		$765,859		$726,381

Borrowings outstanding, end of year (000)	$353,128		$373,345		$376,302		$471,082		$427,329

Portfolio turnover rate(k)	101%		32%		38%		53%		52%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2019.

(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Includes payments received from an affiliate and unaffiliated third parties, which impacted the Trust’s total return. Excluding the payments, the Trust’s total return would have been 1.38%.
(f)	Amount is greater than (0.005)%.
(g)	Includes payment received from an affiliate, which had no impact on the Trust’s total return.
(h)	Includes payment received from a settlement of litigation, which impacted the Trust’s total return. Excluding the payment from a settlement of litigation, the Trust’s total return is 16.70%.
(i)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended October 31,
	2020	2019	2018	2017	2016
Investments in underlying funds	—%	—%	—%	—%	0.01%

(j)	Includes reimbursement of professional fees by unaffiliated third parties, which impacted the Trust’s expense ratio. Excluding the payment, the Trust’s total expense ratio would have been 2.36%.
(k)	Includes mortgage dollar roll transactions (“MDRs”).Additional information regarding portfolio turnover rate is as follows:

	Year Ended October 31,
	2020	2019	2018	2017	2016
Portfolio turnover rate (excluding MDRs)	72%	—%	—%	—%	—%

See notes to financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	53

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Multi-Sector Income Trust (BIT) (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is registered as a diversified, closed-end management investment company. The Trust is organized as a Delaware statutory trust. The Trust determines and makes available for publication the net asset value (“NAV”) of its Common Shares on a daily basis.

The Trust, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying consolidated financial statements of BIT include the account of BIT Subsidiary, LLC (the “Taxable Subsidiary”). Effective December 20, 2019, the Taxable Subsidiary, which was wholly-owned by the Trust, was dissolved. The Taxable Subsidiary enabled BIT to hold an investment in an operating partnership and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary were taxable to such subsidiary. There was no tax provision required for income or realized gains during the period.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign CurrencyTranslation: The Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Trust does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Trust may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Trust invests. These foreign taxes, if any, are paid by the Trust and are reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2020, if any, are disclosed in the Statement of Assets and Liabilities.

Segregation and Collateralization: In cases where the Trust enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Trust are recorded on the ex-dividend date. Subject to the Trust’s managed distribution plan, the Trust intends to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds the Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Trust (the “Board”), the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the

54	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Trust until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Trust has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Trust has changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Trust applied the amendments on a modified retrospective basis beginning with the fiscal period ended October 31, 2020. The adjusted cost basis of securities at October 31, 2019 is $1,051,251,192.

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Trust.

Indemnifications: In the normal course of business, the Trust enters into contracts that contain a variety of representations that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to the Trust are charged to the Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded equity options for which market quotations are readily available will be valued at the National Best Bid and Offer quotes (“NBBO”). NBBO represents the mean of the bid and ask prices as quoted on the exchange on which such options are traded. In the event that there is no mean price available, the last bid (long positions) or ask (short positions) price will be used. If no bid or ask price is available, the prior day’s price may be used. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such

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Notes to Financial Statements  (continued)

investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because

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Notes to Financial Statements  (continued)

the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain

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Notes to Financial Statements  (continued)

and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Trust may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trust may be required to pay more at settlement than the security is worth. In addition, the Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Consolidated Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended October 31, 2020, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Trust were $363,759,509 and 1.38%, respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With Reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

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Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the Trust’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

		Fair Value of
		Non-Cash Collateral
	Reverse Repurchase	Pledged Including
Counterparty	Agreements	Accrued Interest (a)	Net Amount
Barclays Bank PLC	$(47,895,181)	$47,895,181	$—
Barclays Capital, Inc.	(39,229,972)	39,229,972	—
BNP Paribas S.A	(131,992,636)	131,992,636	—
Credit Suisse Securities (USA) LLC	(1,203,375)	1,203,375	—
Daiwa Capital Markets America, Inc.	(21,676,411)	21,676,411	—
Goldman Sachs & Co. LLC	(3,980,563)	3,980,563	—
HSBC Securities (USA), Inc.	(4,934,885)	4,934,885	—
J.P. Morgan Securities LLC	(976,722)	976,722	—
RBC Capital Markets LLC	(79,376,578)	79,376,578	—
Royal Bank of Canada	(21,861,279)	21,861,279	—

	$(353,127,602)	$353,127,602	$—

(a)

Net collateral, including accrued interest, with a value of $396,913,576 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trust engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Trust and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Trust and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trust are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Trust.

Options: The Trust purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

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Notes to Financial Statements  (continued)

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trust writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Trust writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

•

Swaptions — The Trust purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trust’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Trust bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trust purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trust and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Trust’s counterparty on the swap. The Trust is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Consolidated Statement of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Trust may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trust will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trust will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Trust enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Trust and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

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Notes to Financial Statements  (continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trust and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trust, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trust. Any additional required collateral is delivered to/pledged by the Trust on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trust from the counterparties are not fully collateralized, the Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trust has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trust does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust entered into an Investment Advisory Agreement with the Manager, the Trust’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Trust.

For such services, the Trust pays the Manager a monthly fee at an annual rate equal to 0.80% of the average daily value of the Trust’s managed assets.

The Manager entered into a sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”) and, effective November 21, 2019, BlackRock International Limited (“BIL”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BRS and BIL, for services they provide for that portion of the Trust for which BRS and BIL, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Trust to the Manager.

Expense Waivers: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Trust. Prior to December 1, 2019, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended October 31, 2020, the amount waived was $10,583.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Trust. For the year ended October 31, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Trust reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Consolidated Statement of Operations.

Other Transactions: The Trust may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended October 31, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Trust Name	Purchases	Sales	Net Realized Gain (Loss)

BIT	$613,733	$310,600	$(184,098)

N O T E S T O F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements  (continued)

During the year ended October 31, 2020, the Trust received a $25,000,000 payment from an affiliate and approximately $41,467,000 in payments from unaffiliated third parties, in connection with defaulted term loan investments in Aviron Capital, LLC and Aviron Pictures LLC. Additionally, professional fees of approximately $1,043,000 associated with this matter were reimbursed by unaffiliated third parties. Each of these transactions is disclosed separately in the Consolidated Statement of Operations. Both investments were sold to an unaffiliated third party during the year ended October 31, 2020.

7.	PURCHASES AND SALES

For the year ended October 31, 2020, purchases and sales of investments, including paydowns/payups and mortgage dollar rolls, excluding short-term investments, were $1,010,567,648 and $1,003,610,251, respectively.

For the year ended October 31, 2020, purchases and sales related to mortgage dollar rolls were $283,116,874 and $283,122,109, respectively.

8.	INCOME TAX INFORMATION

It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trust’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trust as of October 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trust’s financial statements.

The tax character of distributions paid was as follows:

	10/31/20	10/31/19

Ordinary income	$37,301,244	$42,727,454
Return of capital	18,419,563	10,172,236

	$55,720,807	$52,899,690

As of period end, the tax components of accumulated earnings (loss) were as follows:

		BIT

Non-expiring capital loss carryforwards		$(57,394,094)
Net unrealized gains(a)		37,488,805

		$(19,905,289)

(a)

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains / (losses) on certain futures contracts, the treatment of residual interests in tender option bond trusts and the deferral of compensation to Trustees.

As of October 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

BIT

Tax cost	$977,761,304

Gross unrealized appreciation	$59,840,462
Gross unrealized depreciation	(21,743,336)

Net unrealized appreciation (depreciation)	$38,097,126

9.	PRINCIPAL RISKS

In the normal course of business, the Trust invests in securities or other instruments and may enter into certain transactions, and such activities subject the Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trust and its investments.

The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make

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Notes to Financial Statements  (continued)

dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: The Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Trust to reinvest in lower yielding securities. The Trust may also be exposed to reinvestment risk, which is the risk that income from the Trust’s portfolio will decline if the Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Trust portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Trust may invest in illiquid investments. An illiquid investment is any investment that the Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Trust may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Trust may lose value, regardless of the individual results of the securities and other instruments in which the Trust invests.

The price the Trust could receive upon the sale of any particular portfolio investment may differ from the Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Trust, and the Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Trust may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trust manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trust to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Trust.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, the Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trust should the counterparty fail to perform under the contracts. Options written by the Trust do not typically give rise to counterparty credit risk, as options written generally obligate the Trust, and not the counterparty, to perform. The Trust may be exposed to counterparty credit risk with respect to options written to the extent the Trust deposits collateral with its counterparty to a written option.

With futures and centrally cleared swaps, there is less counterparty credit risk to the Trust since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trust.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Trust’s portfolio are disclosed in its Schedule of Investments.

The Trust invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trust may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Trust invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Trust concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuer. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedule of Investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements  (continued)

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Trust may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trust is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

The Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

The Trust participates in an open market share repurchase program (the “Repurchase Program”). From December 1, 2019 through November 30, 2020, the Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. For the year ended October 31, 2020, the Trust did not repurchase any shares.

On September 28, 2020, the Trust announced a continuation of its open market share repurchase program. Commencing on December 1, 2020, the Trust may repurchase through November 30, 2021, up to 5% of its common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. There is no assurance that the Trust will purchase shares in any particular amounts.

The total cost of the shares repurchased is reflected in Trust’s Consolidated Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	BIT
	Shares	Amounts

Year Ended October 31, 2020	0	$0
Year Ended October 31, 2019	284,084	4,525,759

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trust’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trust declared and paid distributions to Common Shareholders as follows:

	Dividend Per Common Share
Trust Name	Paid(a)	Declared(b)

BIT	$0.123700	$0.123700

(a)	Net investment income dividend paid on November 30, 2020 to Common Shareholders of record on November 16, 2020.
(b)	Net investment income dividend declared on December 4, 2020, payable to Common Shareholders of record on December 15, 2020.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Multi-Sector Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Multi-Sector Income Trust (the “Fund”), including the schedule of investments, as of October 31, 2020, the related consolidated statement of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	65

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended October 31, 2020 that qualified for the dividends-received deduction were as follows:

Trust Name	Dividends-Received Deduction
BIT	13.34%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended October 31, 2020:

Trust Name	Qualified Dividend Income
BIT	$6,592,165

The Trust hereby designates the following amount of distributions from direct federal obligation interest for the fiscal year ended October 31, 2020:

Federal Obligation
Trust Name	Interest
BIT	$175,746

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

For the fiscal year ended October 31, 2020, the Trust hereby designates the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Trust Name	Interest-Related Dividends

BIT	$24,375,365

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Multi-Sector Income Trust (the “Fund”) met on April 16, 2020 (the “April Meeting”) and May 20-21, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager, BlackRock (Singapore) Limited (the “Sub-Advisor”) and the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to the Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) the Fund’s market discount/premium compared to peer funds.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) fund expenses and potential fee waivers; (c) differences in services provided and management fees between closed-end funds and other product channels; and (d) BlackRock’s option overwrite strategy.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third-parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2019, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and a custom peer group of funds as defined by BlackRock (“Customized Peer Group”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the fourth, third and third quartiles, respectively, against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Customized Peer Group during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of the Fund (including any

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assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that are generally similar to the Fund. The Board noted that the Fund’s actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the supplemental peer group.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

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Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a five-month term ending November 30, 2020, with further continuation to be considered by the Board at its November 2020 meeting, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor and the Fund for a five-month term ending November 30, 2020, with further continuation to be considered by the Board at its November 2020 meeting. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Multi-Sector Income Trust (the “Fund”) met on November 18-19, 2020 (the “November Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval to continue the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager, BlackRock (Singapore) Limited (the “Sub-Advisor”) and the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

The continuation of the Agreements was considered by the Board at meetings on April 16, 2020 (the “April Meeting”) and May 20-21, 2020 (the “May Meeting”). At the May Meeting, the continuation of the Agreements was approved by the Board for a five-month term ending November 30, 2020, with further continuation to be considered by the Board at the November Meeting. At the November Meeting, the Board considered materials relating to its approval of the Agreements at the May Meeting, as well as additional information provided by the Manager. The factors considered by the Board at the November Meeting in connection with approval of the continuation of the Agreements were substantially the same as the factors considered at the April and May Meetings. A discussion of the basis for the Board’s approval of the Agreements at the May Meeting and the November Meeting is included below under “Board Considerations in Approving the Agreements.”

Activities and Composition of the Board

On the date of the November Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on at least an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to the Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) the Fund’s market discount/premium compared to peer funds.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

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At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) fund expenses and potential fee waivers; (c) differences in services provided and management fees between closed-end funds and other product channels; and (d) BlackRock’s option overwrite strategy.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

At the April Meeting and May Meeting, the Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third-parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2019, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and a custom peer group of funds as defined by BlackRock (“Customized Peer Group”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

At the November Board Meeting, the Board noted that, as of September 30, 2020, for the one-, three- and five-year periods reported, the Fund ranked in the first, second and second quartiles, respectively, against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

At the November Meeting, the Board noted that the Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that are generally similar to the Fund. The Board noted that the Fund’s actual management fee rate and total expense ratio each ranked in the second quartile relative to the supplemental peer group.

D. Economies of Scale

At the April Meeting and the May Meeting, the Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members

At the April Meeting and the May Meeting, the Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

At the November Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a seven-month term ending June 30, 2021 and the Sub-Advisory Agreement among the Manager, the Sub-Advisor and the Fund for a seven-month term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since October 31, 2019. This information may not reflect all of the changes that have occurred since you purchased the Trust.

During the Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust.

Investment Objectives and Policies

The Trust’s primary investment objective is to seek high current income, with a secondary objective of capital appreciation. The Trust’s investment objectives may be changed by the Board of Trustees of the Trust (the “Board,” and each member, a “Trustee”) without prior shareholder approval.

In investing the Trust’s assets, BlackRock Advisors, LLC, the Trust’s investment adviser (the “Manager”), and BlackRock International Limited (the “Sub-Advisor” and, together with the Manager, the “Managers”), expect to allocate capital across multiple sectors of the fixed-income securities market by evaluating portfolio risk in light of the available investment opportunities and prevailing risks in the fixed-income market, with the goal of delivering attractive risk-adjusted returns. In doing so, the Managers seek to find the appropriate balance between risk mitigation and opportunism. The Managers do not manage the Trust to a benchmark, which provides flexibility to allocate and rotate the Trust’s assets across various sectors within the fixed-income universe. This strategy seeks to provide exposure to those segments of the fixed-income market that the Managers anticipate will provide value while attempting to minimize exposure to those segments that the Managers anticipate will not provide value. If the Managers’ perception of the value of a segment of the fixed-income market or an individual security is incorrect, your investment in the Trust may lose value.

Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in loan and debt instruments and other investments with similar economic characteristics (collectively “fixed-income securities”). “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes). Fixed-income securities in which the Trust may invest include:

•

mortgage related securities, including mortgage-backed securities (“MBS”), which are structured debt obligations collateralized by pools of commercial mortgages (commercial mortgage-backed securities or “CMBS”) or residential mortgages (residential mortgage-backed securities or “RMBS”), including agency RMBS issued or guaranteed by U.S. federal agencies or government related guarantors and non-agency RMBS issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers; mortgage pass-through securities; collateralized mortgage obligations (“CMOs”); Real Estate Mortgage Investment Conduits (“REMICs”), including resecuritizations of REMICs; stripped MBS, including interest-only (“IO”) and principal-only (“PO”) classes; delegated underwriting and servicing bonds; adjustable rate mortgage securities; sub-prime mortgages; MBS credit default swaps and other mortgage related derivative instruments; inverse floating rate instruments which are derivative interests in MBS; repurchase agreements supported by MBS; and interests in real estate investment trusts (“REITs”) that invest the majority of their assets in real property mortgages or MBS, including debt and preferred stock issued by mortgage REITs;

•	asset-backed securities (“ABS”);

•	U.S. Government and agency securities;

•

loans and loan participations, including senior secured floating rate and fixed rate loans or debt (“Senior Loans”) and second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”);

•

bonds or other debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, which may include fixed, variable and floating rate bonds, debentures, notes and other similar types of debt instrument (collectively referred to herein as “corporate bonds”), of any quality, rated or unrated, including those that are rated below investment grade quality;

•	collateralized loan obligations (“CLOs”);

•	preferred securities, including traditional preferred securities and trust preferred securities;

•	convertible securities, including synthetic convertible securities;

•	sovereign debt, including obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities;

•	municipal securities, including taxable municipal securities such as Build America Bonds (“BABs”); and

•	structured instruments, including structured notes, hybrid or indexed securities, event-linked securities, credit-linked notes (“CLNs”), equity-linked notes and structured credit products.

The Trust may invest in fixed-income securities of any type, including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Trust may hold securities of any duration or maturity and does not maintain set policies with respect to the average duration or maturity of the Trust’s portfolio.

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Investment Objectives, Policies and Risks  (continued)

The Trust may invest in securities of any quality, rated or unrated, including those that are rated below investment grade quality (rated Ba/BB or below by Moody’s Investor’s Service, Inc. (“Moody’s”), Standard & Poor’s Corporation Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), or Fitch Ratings, Inc. (“Fitch”)) or securities that are unrated but judged to be of comparable quality by the Managers. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve greater price volatility than securities in higher rating categories. Under normal market conditions, the Trust will not invest more than 20% of its Managed Assets in securities, other than mortgage related and other asset-backed securities, that are, at the time of investment, rated CCC+ or lower by S&P or Fitch or Caa1 or lower by Moody’s, or that are unrated but judged to be of comparable quality by the Managers. For purposes of applying the foregoing policy, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Trust will apply the higher of the applicable ratings. The Trust may invest in mortgage related and other asset backed securities of any quality, rated or unrated, without limitation.

Under normal market conditions, the Trust will not invest more than 10% of its Managed Assets in CLOs.

Under normal market conditions, the Trust will invest at least 25% of its total assets in mortgage related securities. The Trust’s investment in mortgage related securities may consist entirely of privately issued securities, which are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. The Securities and Exchange Commission (the “SEC”) informed the Trust that it is the view of the SEC staff that privately issued MBS constitute an “industry” for purposes of a fund’s industry concentration policy. On July 8, 2013, the Trust obtained formal “no-action” relief from the staff of the SEC that the staff would not recommend any enforcement action in connection with the Trust’s policy to concentrate its investments in the group if industries constituting mortgage related securities (including privately issued MBS and agency MBS).

Under normal market conditions, the Trust may invest up to 20% of its Managed Assets in securities other than fixed-income securities, including common stocks, warrants, depositary receipts and other equity securities.

The Trust may invest without limitation in securities of U.S. issuers and non-U.S. issuers located in countries throughout the world, including in developed and emerging markets. Foreign securities in which the Trust may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated. The Trust may invest in securities of issuers of any market capitalization size, including small- and mid-cap companies, and of issuers that operate in any sector or industry.

The Trust may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly. The Trust treats its investments in open- or closed-end investment companies that invest substantially all of their assets in fixed-income securities as investments in fixed-income securities.

The Trust may make short sales of securities. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class.

During temporary defensive periods, and in order to keep the Trust’s cash fully invested, the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances.

The Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The Trust’s policy to invest at least 80% of its Managed Assets in fixed-income securities may be changed by the Board; however, if this policy changes, the Trust will provide shareholders at least 60 days’ written notice before implementation of the change.

The percentage limitations applicable to the Trust’s portfolio apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns.

Additional Portfolio Contents and Techniques: The Trust’s portfolio will be composed principally of the investments described above and those described below.

The Trust may enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a bank or other lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term.

The Trust may invest in equity interests and debt securities issued by REITs.

The Trust may (but is not required to) hedge some or all of its exposure to non-U.S. currencies through the use of derivative transactions, including forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies and foreign currency futures. The Trust may also use derivative contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

The Trust may invest in restricted and illiquid securities.

The Trust may invest in inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds).

The Trust may invest in zero-coupon bonds, step-ups and payment-in-kind securities.

The Trust may invest in inverse floating rating securities (or “inverse floaters”).

In addition to the MBS derivatives discussed above, the Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. These derivative transactions may be used for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Trust’s portfolio resulting from trends in the

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Investment Objectives, Policies and Risks  (continued)

fixed-income securities markets and changes in interest rates or to protect the Trust’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain.

The Trust may use structured instruments for investment purposes, for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Trust’s portfolio, and for leveraging purposes.

The Trust may invest in repurchase agreements. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Manager, present minimal credit risk.

During temporary defensive periods (e.g., times when, in the Managers’ opinion, temporary imbalances of supply and demand or other temporary dislocations in the market adversely affect the price at which fixed-income securities are available, or in connection with the termination of the Trust) and in order to keep cash on hand fully invested, including the period during which the net proceeds of this offering of common shares (or preferred shares, should the Trust determine to issue preferred shares in the future) are being invested, the Trust may invest any percentage of its assets in liquid, short-term investments including high quality, short-term securities and securities of other open-or closed-end investment companies that invest primarily in securities of the type in which the Trust may invest directly. The Managers’ determination that they are temporarily unable to follow the Trust’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust’s investment strategy is extremely limited or absent or in connection with the termination of the Trust.

The Trust may lend its portfolio securities to banks or dealers that meet the creditworthiness standards established by the Board.

The Trust may make short sales of securities. The Trust may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales “against the box” without respect to such limitations.

The Trust may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis or on a “delayed delivery” basis.

Leverage: The Trust currently intends to use leverage to seek to achieve its investment objectives. The Trust currently anticipates that it will use leverage through reverse repurchase agreements, subject to the Trust’s investment restrictions, and/or dollar rolls and the Trust may also borrow funds from banks or other financial institutions and/or issue preferred shares. The Trust intends to use economic leverage, which includes leverage attributable to reverse repurchase agreements, dollar rolls, borrowings and any issuance of preferred shares, of up to 50% of its Managed Assets (100% of its net assets).

The Trust may enter into derivative securities transactions that have economic leverage embedded in them.

The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

Risk Factors

This section contains a discussion of the general risks of investing in the Trust. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Trust will meet its investment objective or that the Trust’s performance will be positive for any period of time.

Investment and Market Discount Risk: An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Trust should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Trust’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust. During periods in which the Trust may use leverage, the Trust’s investment, market discount and certain other risks will be magnified.

Debt Securities Risk: Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Trust may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Trust’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Trust’s investments will not affect interest income derived from instruments already owned by the Trust, but will be reflected in the Trust’s net asset value. The Trust may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Trust management.

To the extent the Trust invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Trust) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Trust to the extent that it invests in floating rate debt securities.

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Investment Objectives, Policies and Risks  (continued)

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Trust to sell assets at inopportune times or at a loss or depressed value and could hurt the Trust’s performance.

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Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Trust’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Trust may have to invest the proceeds in securities with lower yields.

Mortgage- and Asset-Backed Securities Risks: Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

REIT Investment Risk: Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended, which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

U.S. Government Obligations Risk: Certain securities in which the Trust may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Senior Loans Risk: There is less readily available, reliable information about most senior loans than is the case for many other types of securities. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. No active trading market may exist for certain senior loans, which may impair the ability of the Trust to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Although senior loans in which the Trust will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss.

Second Lien Loans Risk: Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.

CLO Risk: In addition to the general risks associated with fixed-income securities discussed herein, CLOs carry additional risks, including: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CLO securities are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. The credit quality of CLOs depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., loans) of CLOs are subject to prepayments, which shorten the weighted average maturity and may lower the return of the securities issued by the CLOs. The value of CLO securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. CLOs are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Trust as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances. Finally, CLOs are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Preferred Securities Risk: Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

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Investment Objectives, Policies and Risks  (continued)

Sovereign Debt Risk: Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

•	General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

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Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment. The Trust’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

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Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

•

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Trust may lose money.

•

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

•

Tax-Exempt Status Risk — The Trust and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Trust nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Trust and its shareholders to substantial tax liabilities.

Structured Products Risk: Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Trust may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Certain structured products may be thinly traded or have a limited trading market. In addition to the general risks associated with debt securities discussed herein, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes. Structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero.

Derivatives Risk: The Trust’s use of derivatives may increase its costs, reduce the Trust’s returns and/or increase volatility. Derivatives involve significant risks, including:

•

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Trust’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•	Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

•

Market and Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Trust to sell or otherwise close a derivatives position could expose the Trust to losses and could make derivatives more difficult for the Trust to value accurately.

•	Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Trust’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Trust realizes from its investments.

•

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Trust with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Trust. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in

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Investment Objectives, Policies and Risks  (continued)

through at least 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Trust, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Trust of trading in these instruments and, as a result, may affect returns to investors in the Trust.

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Investment Company Act of 1940, as amended (the “Investment Company Act”), treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Junk Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Trust.

Unrated Securities Risk: Because the Trust may purchase securities that are not rated by any rating organization, the Managers may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Trust might have difficulty selling them promptly at an acceptable price. To the extent that the Trust invests in unrated securities, the Trust’s ability to achieve its investment objectives will be more dependent on the Managers’ credit analysis than would be the case when the Trust invests in rated securities.

Equity Securities Risk: Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Foreign Securities Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Trust will lose money. These risks include:

•

The Trust generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Trust’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•

The Trust’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Trust’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Trust’s net asset value.

Emerging Markets Risk: Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Investment Companies and ETFs Risk: Subject to the limitations set forth in the Investment Company Act of 1940, as amended (the “1940 Act”), or as otherwise limited by the SEC, the Trust may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Trust would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).

The securities of other investment companies and ETFs in which the Trust may invest may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Trust to higher volatility in the market value of such securities and the possibility that the Trust’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Trust) will be diminished.

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Trust is held by an affiliated fund, the ability of the Trust itself to hold other investment companies may be limited.

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Investment Objectives, Policies and Risks  (continued)

Inflation-Indexed Bonds Risk: The principal value of an investment is not protected or otherwise guaranteed by virtue of the Trust’s investments in inflation-indexed bonds.

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal value.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Trust’s gross income. Due to original issue discount, the Trust may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Trust to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Trust may lose money and there may be a delay in recovering the loaned securities. The Trust could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Trust.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk: When-issued and delayed delivery securities and forward commitments involve the risk that the security the Trust buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Trust may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Illiquid Investments Risk: The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Inverse Floater and Related Securities Risk: Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Trust to the same risks as investments in fixed-income securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. Inverse floaters, residual interest tender option bonds and similar instruments will underperform the market for fixed rate securities in a rising interest rate environment. Inverse floaters may be considered to be leveraged to the extent that their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short term interest rate). The leverage inherent in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters, residual interest tender option bonds and similar instruments that have fixed-income securities underlying them will expose the Trust to the risks associated with those fixed-income securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying fixed-income securities.

Repurchase Agreements and Purchase and Sale Contracts Risk: If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Trust may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Trust may lose money.

Short Sales Risk: Because making short sales in securities that it does not own exposes the Trust to the risks associated with those securities, such short sales involve speculative exposure risk. The Trust will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Trust replaces the security sold short.

Leverage Risk: The Trust utilizes leverage for investment purposes by entering into reverse repurchase agreements, dollar rolls and derivative instruments with leverage embedded in them. The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Trust cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Trust employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	81

Investment Objectives, Policies and Risks  (continued)

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Trust’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Trust could lose money if it is unable to recover the securities and the value of the collateral held by the Trust, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Trust. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Dollar Rolls Risk: Dollar rolls involve the risk that the market value of the securities that the Trust is committed to buy may decline below the price of the securities the Trust has sold. These transactions may involve leverage.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Trust invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Trust and its investments. Selection risk is the risk that the securities selected by Trust management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

A recent outbreak of an infectious coronavirus has developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

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Automatic Dividend Reinvestment Plan

Pursuant to BIT’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BIT declares a dividend or determines to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, the Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

A U T O M A T I C D I V I D E N D R E I N V E S T M E NT P L A N	83

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2013)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	86 RICs consisting of 110 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board andTrustee (Since 2013)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	86 RICs consisting of 110 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Trustee (Since 2013)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and 2017 to September 2020; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) from 2015 to July 2020.	86 RICs consisting of 110 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	86 RICs consisting of 110 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Trustee (Since 2013)

Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year.

			87 RICs consisting of 111 Portfolios	None
R. Glenn Hubbard 1958	Trustee (Since 2013)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	86 RICs consisting of 110 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014

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Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
W. Carl Kester (d) 1951	Trustee (Since 2013)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	87 RICs consisting of 111 Portfolios	None
Catherine A. Lynch (d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	87 RICs consisting of 111 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	119 RICs consisting of 266 Portfolios	None
John M. Perlowski (d) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2013)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	120 RICs consisting of 267 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	85

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2013)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2013)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Effective October 15, 2020, the Trust’s portfolio managers are Scott MacLellan, Samir Lakhani and Akiva Dickstein. Mr. Dickstein has been a Managing Director of BlackRock since 2009.

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Additional Information

Proxy Results

A Special Meeting of Shareholders was held on July 27, 2020, for shareholders of record on May 29, 2020, to elect trustee nominees for the Trust. There were no broker non-votes with regard to any of the Trust.

Shareholders elected the Class I Trustees as follows:

	Michael J. Castellano		R. Glenn Hubbard		John M. Perlowski		W. Carl Kester
Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BIT	31,389,813	964,068	31,309,886	1,043,995	31,574,488	779,393	31,540,609	813,272

For the Trust listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Cynthia L. Egan, Robert Fairbairn, Catherine A. Lynch, Karen P. Robards and Frank J. Fabozzi.

Trust Certification

The Trust is listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trust filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, the Trust employs a managed distribution plan (the Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of the Trust.

The distributions paid by the Trust for any particular month may be more or less than the amount of net investment income earned by the Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of the Trust and is reported in the Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. The Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.

A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

Such distributions, under certain circumstances, may exceed the Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.

General Information

The Trust does not make available copies of its Statement of Additional Information because the Trust’s shares are not continuously offered, which means that the Statement of Additional Information of the Trust has not been updated after completion of the Trust’s offerings and the information contained in the Trust’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since October 31, 2019. This information may not reflect all of the changes that have occurred since you purchased the Trust.

Except if noted otherwise herein, there were no changes to the Trust’s charters or by-laws that would delay or prevent a change of control of the Trust that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

On December 17, 2019, the Trust filed a lawsuit against Aviron Capital, LLC (“Aviron”) and its principal officer relating to a loan on which Aviron defaulted. On December 19, 2019, the Trust obtained a court order removing Aviron’s principal officer and replacing him with a chief restructuring officer chosen by BIT. The lawsuit is currently pending and the outcome is uncertain.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

A D D I T I O N A L I N F O R M A T I O N	87

Additional Information  (continued)

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trust will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trust at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Trust voted proxies relating to securities held in the Trust’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trust on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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Additional Information  (continued)

Trust and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Wilmington, DE 19809

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	89

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

EUR	Euro

GBP	British Pound

NOK	Norwegian Krone

NZD	New Zealand Dollar

USD	United States Dollar

Portfolio Abbreviation

CAB	Capital Appreciation Bonds

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

DAC	Designated Activity Company

EURIBOR	Euro Interbank Offered Rate

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

PCL	Public Company Limited

PIK	Payment-in-Kind

PJSC	Public Joint Stock Company

RB	Revenue Bond

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

SAB	Special Assessment Bonds

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Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

BIT-10/20-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Sector Income Trust	$65,688	$65,688	$0	$0	$14,900	$15,400[3]	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Includes fees for the Fund and the Fund’s subsidiary.

4 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Sector Income Trust	$14,900	$15,400[1]

       1 Includes fees for the Fund and the Fund’s subsidiary.

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$1,984,000	$2,050,500

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant

(a)

The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
Catherine A. Lynch
Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The Fund is managed by a team of investment professionals comprised of Scott MacLellan, Director at BlackRock, Samir Lakhani, Managing Director at BlackRock and Akiva Dickstein, Managing Director at BlackRock. Messrs. MacLellan, Lakhani and Dickstein are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. MacLellan and Lakhani have been members of the Fund’s portfolio management team since 2018 and 2020, respectively. Mr. Dickstein became a portfolio manager to the Fund on October 15, 2020.

Portfolio Manager	Biography
Akiva Dickstein	Managing Director of BlackRock since 2009; Managing Director of Merrill Lynch Investment Managers, L.P. from 2003 to 2009 and Head of the U.S. Rates & Structured Credit Research Group.
Samir Lakhani	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013.
Scott MacLellan	Director of BlackRock, Inc. since 2010; Vice President of BlackRock, Inc. from 2007 to 2009.

(a)(2) As of October 31, 2020:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Akiva Dickstein	24	28	260	0	0	6

	$27.97 Billion	$9.68 Billion	$101.5 Billion	$0	$0	$2.24 Billion

Samir Lakhani	5	11	3	0	1	0

	$2.32 Billion	$3.01 Billion	$1.42 Billion	$0	$250.4 Million	$0

Scott MacLellan	12	16	130	0	0	2

	$15.27 Billion	$4.29 Billion	$56.15 Billion	$0	$0	$897.8 Million

(iv)     Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Dickstein, Lakhani and MacLellan may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Dickstein, Lakhani and MacLellan may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of October 31, 2020:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of October 31, 2020.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation.  Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
Akiva Dickstein	A combination of market-based indices (e.g. Bloomberg Barclays US Aggregate Index, Bloomberg Barclays US Universal Index and Bloomberg Barclays Intermediate Aggregate Index), certain customized indices and certain fund industry peer groups.
Samir Lakhani	A combination of market-based CMBS and ABS indices, certain customized indices and certain fund industry peer groups.
Scott MacLellan	A combination of market-based indices (e.g., Bank of America Merrill Lynch U.S. Corporate & Government Index, 1-3 Years), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation.

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits.  In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50%

of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($285,000 for 2020). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of October 31, 2020.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Akiva Dickstein	$100,001 - $500,000
Samir Lakhani	$50,001 - $100,000
Scott MacLellan	$10,001 - $50,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies — Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Multi-Sector Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-Sector Income Trust

Date: December 31, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-Sector Income Trust

Date: December 31, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Multi-Sector Income Trust

Date: December 31, 2020